Exhibit 4(c)

EXECUTION VERSION

LOAN SALE AGREEMENT

June 16, 2005,

among

GENERAL ELECTRIC CAPITAL CORPORATION,

as Seller,

GENERAL ELECTRIC CREDIT CORPORATION OF TENNESSEE,

as Seller,

and

CEF EQUIPMENT HOLDING, L.L.C.,

as Purchaser

Loan Sale Agreement

     This LOAN SALE AGREEMENT (“Agreement” or “Sale Agreement”) is entered into as of June 16, 2005 by and among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), GENERAL ELECTRIC CREDIT CORPORATION OF TENNESSEE, a Tennessee corporation (“GECT” and together with GE Capital, the “Sellers”, and individually, each a “Seller”) and CEF EQUIPMENT HOLDING, L.L.C., a Delaware limited liability company (the “Purchaser”).

     In consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

     Section 1.1 Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 1 of Annex A to this Agreement.

     Section 1.2 Rules of Construction. For purposes of this Agreement, the rules of construction set forth in Section 2 of Annex A shall govern. All Annexes, Exhibits and Schedules hereto, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

ARTICLE II

SALES OF CEF ASSETS

     Section 2.1 Sale of Loans. (a) Subject to the terms and conditions hereof each Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein) all right, title and interest of each Seller in:

(i)	the Loans, including the Loan Files, and all obligations of the Obligors thereunder, including the right to payment of any interest accrued and to accrue from and after June 1, 2005 or finance charges and other obligations of such Obligor with respect thereto due or to become due on or after the Cutoff Date;

(ii)	all Related Security and Collections with respect thereto;

(iii)	all other property now or hereafter in the possession or custody of, or in transit to, the Issuer, the Servicer, any Sub-Servicer or each Seller relating to any of the foregoing;

(iv)	all Records with respect to any of the foregoing; and

(v)	all proceeds of the foregoing (collectively the “CEF Assets”).

Loan Sale Agreement

     (b) On or before the Closing Date, each Seller shall (i) indicate in its computer files that the CEF Assets have been sold to the Purchaser pursuant to this Agreement by so identifying such CEF Assets with an appropriate notation and (ii) deliver to the Purchaser or its designee the following documents (collectively, the “Loan Files”):

(i)	the original fully executed copy of the Loan;

(ii)	a record or facsimile of the original credit application fully executed by the Obligor;

(iii)	the original certificate of title or file stamped copy of the UCC financing statement or such other documents evidencing the security interest of the Purchaser in the Equipment; and

(iv)	any and all other documents relating to a Loan, an Obligor or any of the Equipment.

     Section 2.2 Grant of Security Interest. The parties hereto intend that the sale pursuant to Section 2.1 hereof shall constitute a purchase and sale and not a loan. Notwithstanding anything to the contrary set forth in this Section 2.2, if a court of competent jurisdiction determines that the sale provided for herein constitutes a loan and not a purchase and sale, then the parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that each Seller shall be deemed to have granted, and each Seller hereby grants, to the Purchaser a first priority lien and security interest in and to all of such Seller’s right, title and interest in, to and under the CEF Assets sold and transferred by such Seller on the Closing Date. The possession by the Purchaser of notes and such other goods, money, documents, chattel paper or certificated securities shall be deemed to be “possession by or delivery to secured party” for purposes of perfecting the security interest pursuant to the UCC in force in the relevant jurisdiction (including, without limitation, Section 9-313(c)(1) thereof). Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law (except that nothing in this sentence shall cause any Person to be deemed to be an agent of the Purchaser for any purpose other than for perfection of such security interest unless, and then only to the extent, expressly appointed and authorized by the Purchaser in writing).

     Section 2.3 Sale Price. (a) As consideration for the sale of the CEF Assets pursuant to Section 2.1 hereof, the Purchaser shall pay to the applicable Seller on the Closing Date, the CEF Cash Purchase Price for the CEF Assets sold and transferred by such Seller to the Purchaser on the Closing Date. The CEF Cash Purchase Price for the sale of CEF Assets shall be an amount equal to the fair market value thereof as agreed upon by the Purchaser and the applicable Seller prior to such sale.

     (b) The CEF Cash Purchase Price for the CEF Assets sold by each Seller under this Agreement shall be payable in full in cash by the Purchaser on the Closing Date. On the Closing Date, the Purchaser shall, upon satisfaction of the applicable

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conditions set forth in Article III, make available to each of the Sellers the CEF Cash Purchase Price in same day funds.

ARTICLE III

CONDITIONS PRECEDENT

     Section 3.1 Conditions to Sale. Each sale hereunder shall be subject to satisfaction of each of the following conditions precedent (any one or more of which, except clause (e) below, may be waived in writing by the Purchaser) as of the Closing Date:

     (a) This Agreement or counterparts hereof shall have been duly executed by, and delivered to, the applicable Seller and the Purchaser, and the Purchaser shall have received such documents, instruments, agreements and legal opinions as the Purchaser shall reasonably request in connection with the transactions contemplated by this Agreement, each in form and substance reasonably satisfactory to the Purchaser.

     (b) The Purchaser shall have received satisfactory evidence that the applicable Seller has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

     (c) The applicable Seller shall be in compliance in all material respects with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in Section 4.2(c), except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (d) The representations and warranties of the applicable Seller contained herein or in any other Related Document shall be true and correct in all material respects (or, to the extent any such representation or warranty is qualified by a materiality standard, such representation or warranty shall be true and correct) as of the Closing Date, both before and after giving effect to such sale, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement.

     (e) At the time of such sale, the Purchaser shall have sufficient funds on hand to pay the CEF Cash Purchase Price.

     (f) The applicable Seller shall be in compliance with each of its covenants and other agreements set forth herein.

     (g) The applicable Seller shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Purchaser as the Purchaser may reasonably request.

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     The consummation by a Seller of the sale of CEF Assets on the Closing Date shall be deemed to constitute, as of the Closing Date, a representation and warranty by such Seller that the conditions in clauses (d), (f) and (g) of this Section 3.1 have been satisfied.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 4.1 Representations and Warranties of the Sellers. To induce the Purchaser to purchase the CEF Assets, each Seller makes the following representations and warranties to the Purchaser, as of the Closing Date, each and all of which shall survive the execution and delivery of this Agreement.

     (a) Corporate Existence; Power and Authority. Such Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; and (ii) has all requisite power and authority and licenses to conduct its business, to own its properties and to execute, deliver and perform its obligations under this Agreement.

     (b) UCC Information. The true legal name of such Seller as registered in the jurisdiction of its organization, and the current location of such Seller’s jurisdiction of organization are set forth in Schedule 4.1(b) and such location has not changed within the past 12 months with respect to such Seller. During the prior five years, except as set forth in Schedule 4.1(b), such Seller has not been known as or used any corporate, fictitious or trade name. In addition, Schedule 4.1(b) lists the Seller’s (i) federal employer identification number and (ii) organizational identification number as designated by the jurisdiction of its organization.

     (c) Authorization, Compliance with Law. The execution, delivery and performance by such Seller of this Agreement and the other Related Documents and the creation and perfection of all Liens and ownership interests provided for herein: (i) have been duly authorized by all necessary corporate action, and (ii) do not violate any provision of any law or regulation of any Governmental Authority, or contractual or corporate restrictions, binding on such Seller, except where such violations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (d) Enforceability. On or prior to the Closing Date, each of the Related Documents to which a Seller is a party shall have been duly executed and delivered by such Seller and each such Related Document shall then constitute a legal, valid and binding obligation of such Seller, enforceable against it in accordance with its terms, subject as to enforcement to bankruptcy, receivership, conservatorship, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

     (e) Solvency. Such Seller is Solvent.

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     (f) Use of Proceeds. No proceeds received by such Seller under this Agreement will be used by it for any purpose that violates Regulation U of the Federal Reserve Board.

     (g) Investment Company Act. Such Seller is not an “investment company” or “controlled by” an “investment company,” as such terms are defined in the Investment Company Act.

     (h) Loans and Other CEF Assets. With respect to each Loan and the other CEF Assets sold by such Seller on the Closing Date, such Seller represents and warrants that (i) such Loan satisfies the criteria for an Eligible Loan as of the Cut-Off Date; (ii) immediately prior to sale to the Purchaser, such CEF Assets were owned by such Seller free and clear of any Adverse Claim, and such Seller has had at all relevant times the full right, power and authority to sell, contribute, assign, transfer and pledge its interest therein as contemplated under this Agreement and, upon such sale, the Purchaser will acquire valid and properly perfected title to, and the sole record and beneficial ownership interest in, such CEF Assets, free and clear of any Adverse Claim or restrictions on transferability, and the Liens granted to the Purchaser by such Seller pursuant to Section 2.2 will at all times be fully perfected first priority Liens in and to such Loans and, in addition, following such sale, such Loan will not be subject to any Adverse Claim as a result of any action or inaction on the part of such Seller (or any predecessor in interest); and (iii) if such Loan is cross-collateralized with a loan that is not a CEF Asset conveyed hereunder, as of the Closing Date, either (x) the repossession or exercise of other rights with respect to the related Equipment by the holder of such loan would not materially impair the security intended to be afforded for such Loan and result in a material adverse effect on the holders of the Notes or (y) the holder of such loan and the Purchaser or its assigns as holder of the Loan have entered into an intercreditor arrangement under which each holder has agreed to subordinate its respective lien and rights of enforcement against the Equipment financed by the other holder or its predecessor in interest.

     The representations and warranties described in this Section 4.1 shall survive the sale of the CEF Assets to the Purchaser, any subsequent assignment or sale of the CEF Assets by the Purchaser, and the termination of this Agreement and the other Related Documents and shall continue until the payment in full of all CEF Assets.

        Section 4.2 Affirmative Covenants of the Sellers. Each Seller covenants and agrees that, unless otherwise consented to by the Purchaser, from and after the Closing Date:

     (a) Records. The Seller shall at its own cost and expense, for not less than three years from the date on which each Loan was originated, or for such longer period as may be required by law, maintain adequate Records with respect to such Loan, including records of all payments received, credits granted and merchandise returned with respect thereto.

     (b) Access. At any reasonable time, and from time to time at the Purchaser’s reasonable request, and upon at least seven days prior notice to such Seller, such Seller shall permit the Purchaser (or such Person as the Purchaser may designate), at the

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expense of the Purchaser (or such Person as the Purchaser may designate), to conduct audits or visit and inspect any of the properties of such Seller to examine the records, internal controls and procedures maintained by such Seller with respect to the CEF Assets and take copies and extracts therefrom, and to discuss such Seller’s affairs with its officers, employees and, upon notice to such Seller, independent accountants. Such Seller shall authorize such officers, employees and independent accountants to discuss with the Purchaser (or such Person as the Purchaser may designate) the affairs of such Seller as such affairs relate to the CEF Assets. Any audit provided for herein shall be conducted in accordance with such Seller’s rules respecting safety and security on its premises and without materially disrupting operations. If an Event of Default shall have occurred and be continuing, such Seller shall provide such access at all times and without advance notice and shall provide the Purchaser (or such Person as the Purchaser may designate) with access to its suppliers and customers.

     (c) Compliance With Agreements and Applicable Laws. The Seller shall comply with all federal, state and local laws and regulations applicable to it and the CEF Assets, including those relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing and taxation, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (d) Maintenance of Existence and Conduct of Business. The Seller shall preserve and maintain its corporate existence, rights, franchise and privileges in the jurisdiction of its incorporation.

     (e) Notice of Material Event. The Seller shall promptly inform the Purchaser in writing of the occurrence of any of the following, in each case setting forth the details thereof and what action, if any, the Seller proposes to take with respect thereto:

(i)	any Litigation commenced, or to the knowledge of the Seller, threatened against the Seller or with respect to or in connection with all or any substantial portion of the CEF Assets or developments in such Litigation in each case that the Seller believes has a reasonable risk of being determined adversely to the Seller and that could, if determined adversely, have a Material Adverse Effect; or

(ii)	the commencement of a case or proceeding by or against the Seller seeking a decree or order in respect of the Seller (A) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for the Seller or for any substantial part of the Seller’s assets, or (C) ordering the winding-up or liquidation of the affairs of the Seller.

     (f) Separate Identity. The Seller shall, to the extent applicable to it, act in a manner that is consistent with the statements set forth in Exhibit 4.2(f).

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     (g) Deposit of Collections. The Seller shall transfer and cause its Subsidiaries to transfer to the Purchaser or the Servicer on its behalf, promptly, and in any event no later than the second Business Day after receipt thereof, all Collections it may receive in respect of CEF Assets.

     (h) Sale Characterization. For accounting purposes, the Seller shall treat the sale made hereunder as a sale of the CEF Assets. The Seller shall also maintain its accounting books and records in a manner which clearly reflects such sale of the CEF Assets to the Purchaser.

        Section 4.3 Negative Covenants of the Sellers. Each Seller covenants and agrees that, without the prior written consent of the Purchaser, from and after the Closing Date and until the later of the Redemption Date or the Class C Maturity Date:

     (a) Adverse Claims. The Seller shall not create, incur, assume or permit to exist any Adverse Claim on or with respect to any CEF Assets.

     (b) UCC Matters. The Seller shall not change its state of organization or incorporation or its name, identity or corporate structure such that any financing statement filed to perfect the Purchaser’s interests under this Agreement would become seriously misleading, unless the Seller shall have given the Purchaser not less than 30 days’ prior written notice of such change.

     (c) No Proceedings. From the Closing Date and until the date one year plus one day following the date on which all amounts due with respect to the Notes have been paid in full in cash, Seller shall not, directly or indirectly, institute or cause to be instituted against the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law; provided that the foregoing shall not in any way limit the Seller’s right to pursue any other creditor rights or remedies that the Seller may have under applicable law.

ARTICLE V

INDEMNIFICATION

     Section 5.1 Indemnification. Without limiting any other rights that the Purchaser or any of its Stockholders, officers, directors, employees, attorneys, agents or representatives (each, a “Purchaser Indemnified Person”) may have hereunder or under applicable law, each Seller hereby agrees severally to indemnify and hold harmless each Purchaser Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Purchaser Indemnified Person to the extent arising from or related to the failure of a Loan sold and transferred by such Seller to be originated in compliance with all requirements of law; provided, that no Seller shall be liable for any indemnification to a Purchaser Indemnified Person to the extent that any such Indemnified Amounts result from (a) such Purchaser Indemnified Person’s bad faith, gross negligence or willful misconduct, (b) recourse for uncollectible Loans, or (c) any income tax or franchise tax incurred by any Purchaser

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Indemnified Person, except to the extent that the incurrence of any such tax results from a breach of or default by such Seller under this Agreement.

NO PARTY TO THIS AGREEMENT SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER.

ARTICLE VI

MISCELLANEOUS

     Section 6.1 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 6.1), (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Purchaser) designated in any written communication provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall be effective only if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall be effective only on the immediately succeeding Business Day.

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     If to GE Capital:

General Electric Capital Corporation
44 Old Ridgebury Road
Danbury, Connecticut 06810
Attention: General Counsel
Telephone: (203) 796-1000
Facsimile: (203) 796-1313

     If to GECT:

General Electric Credit Corporation of Tennessee
44 Old Ridgebury Road
Danbury, CT 06801
Attention: Linda Zecher
Telephone: 302-739-3073
Facsimile: 302-739-5831

     If to Purchaser:

CEF Equipment Holding, L.L.C.
44 Old Ridgebury Road
Danbury, CT 06810
Attention: Capital Markets Operations
Telephone: (203) 796-5518
Facsimile: (203) 796-5554

     Section 6.2 No Waiver; Remedies. (a) Any party’s failure, at any time or times, to require strict performance by any other party hereto of any provision of this Agreement shall not waive, affect or diminish any right of such party thereafter to demand strict compliance and performance herewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements, warranties, covenants and representations of any party contained in this Agreement, and no breach or default by any party hereunder, shall be deemed to have been suspended or waived by any other party hereto unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of such party and directed to the defaulting party specifying such suspension or waiver.

     (b) Upon discovery by any Seller or the Purchaser of any breach of any representation, warranty, undertaking or covenant described in Sections 4.1, 4.2 or 4.3, which breach is reasonably likely to have a Material Adverse Effect, the party discovering the same shall give prompt written notice thereof to the other parties hereto.

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As liquidated damages, the Purchaser shall, on the Transfer Date relating to the Collection Period during which the breach is discovered, request the applicable Seller to, and such Seller shall pay to, or at the direction of, the Purchaser the Purchase Amount for the applicable CEF Assets (measured at the end of the Collection Period during which such breach is discovered). Upon such payment, all rights, title and interest of the Purchaser in and to such CEF Assets will be deemed to be automatically released without the necessity of any further action by the Purchaser, the applicable Seller or any other party and such CEF Assets will become the property of the such Seller.

     (c) Each party’s rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that such party may have under any other agreement, including the other Related Documents, by operation of law or otherwise.

     Section 6.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of each Seller and the Purchaser and their respective successors and permitted assigns, except as otherwise provided herein. No Seller may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of the Purchaser. Any such purported assignment, transfer, hypothecation or other conveyance by any Seller without the prior express written consent of the Purchaser shall be void. Each Seller acknowledges that under the Purchase and Sale Agreement the Purchaser will assign its rights granted hereunder to the Issuer, and upon such assignment, the Issuer shall have, to the extent of such assignment, all rights of the Purchaser hereunder and the Issuer may in turn transfer such rights. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of each of the Sellers and the Purchaser with respect to the transactions contemplated hereby and no Person shall be a third-party beneficiary of any of the terms and provisions of this Agreement.

     Section 6.4 Termination; Survival of Obligations. (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the earlier of (i) the Class C Maturity Date or (ii) the Redemption Date.

     (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by the Purchaser under this Agreement shall in any way affect or impair the obligations, duties and liabilities of any Seller or the rights of the Purchaser relating to any unpaid portion of any and all recourse and indemnity obligations of such Seller to the Purchaser, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Class C Maturity Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon any Seller, and all rights of the Purchaser hereunder shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the earlier of (i) the Class C Maturity Date or (ii) the Redemption Date; provided, that the rights and remedies pursuant to Section 6.2(b), the indemnification and payment

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provisions of Article V, and the provisions of Sections 4.3(c), 6.3 and 6.12 shall be continuing and shall survive any termination of this Agreement.

     Section 6.5 Complete Agreement; Modification of Agreement. This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof, supersedes all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 6.6.

     Section 6.6 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement, or any consent to any departure therefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto and their respective permitted successors and assigns. No consent or demand in any case shall, in itself, entitle any party to any other consent or further notice or demand in similar or other circumstances.

     Section 6.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF EXCEPT SECTION 5-1401 OF THE GENERAL OBLIGATION LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE CEF ASSETS OR ANY SECURITY FOR THE OBLIGATIONS OF ANY SELLER ARISING HEREUNDER OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PURCHASER. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE

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BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 6.1 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 6.8 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

     Section 6.9 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 6.10 Section Titles. The section titles and table of contents contained in this Agreement are provided for ease of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     Section 6.11 No Setoff. No Seller’s obligations under this Agreement shall be affected by any right of setoff, counterclaim, recoupment, defense or other right such Seller might have against the Purchaser, all of which rights are hereby expressly waived by such Seller.

12	Loan Sale Agreement

     Section 6.12 Confidentiality. Notwithstanding anything herein to the contrary, there is no restriction (express or implied) on any disclosure or dissemination of the structure or tax aspects of the transaction contemplated by the Related Documents. Furthermore, each party hereto acknowledges that it has no proprietary rights to any tax matter or tax idea contemplated hereby or to any element of the transaction structure contemplated hereby.

     Section 6.13 Further Assurances. (a) Each Seller shall, at its sole cost and expense, upon request of the Purchaser, promptly and duly authorize, execute and/or deliver, as applicable, any and all further instruments and documents and take such further actions that may be necessary or desirable or that the Purchaser may request to carry out more effectively the provisions and purposes of this Agreement or to obtain the full benefits of this Agreement and of the rights and powers herein granted, including authorizing and filing any financing or continuation statements under the UCC with respect to the ownership interests or Liens granted hereunder. Each Seller hereby authorizes the Purchaser to file any such financing or continuation statements without the signature of such Seller to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the CEF Assets or any part thereof shall be sufficient as a notice or financing statement where permitted by law. If any amount payable under or in connection with any of the CEF Assets is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to the Purchaser immediately upon such Seller’s receipt thereof and promptly delivered to or at the direction of the Purchaser.

     (b) If any Seller fails to perform any agreement or obligation under this Section 6.13, the Purchaser may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Purchaser incurred in connection therewith shall be payable by such Seller upon demand of the Purchaser.

     Section 6.14 Accounting Changes. If any Accounting Changes occur and such changes result in a change in the standards or terms used herein, then the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of such Persons and their Subsidiaries shall be the same after such Accounting Changes as if such Accounting Changes had not been made. If the parties hereto agree upon the required amendments to this Agreement, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained herein shall, only to the extent of such Accounting Change, refer to GAAP consistently applied after giving effect to the implementation of such Accounting Change. If such parties cannot agree upon the required amendments within 30 days following the date of implementation of any Accounting Change, then all financial statements delivered and all standards and terms used herein shall be prepared, delivered and used without regard to the underlying Accounting Change.

[Signatures Follow]

13	Loan Sale Agreement

     IN WITNESS WHEREOF, the parties have caused this LOAN SALE AGREEMENT to be executed by their respective duly authorized representatives, as of the date first above written.

CEF EQUIPMENT HOLDING, L.L.C.

By:

Name: Mark R. Hutchinson
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:

Name: Mark R. Hutchinson
Title: Vice President

GENERAL ELECTRIC CREDIT
CORPORATION OF TENNESSEE

By:

Name: Christopher Jacobs
Title: Vice President

Loan Sale Agreement

Schedule 4.1(b)

UCC INFORMATION

General Electric Capital Corporation

True Legal Name:	General Electric Capital Corporation

Jurisdiction of Organization:	Delaware

Executive Offices/Principal Place of	44 Old Ridgebury Road
Business:	Danbury, Connecticut 06810

Collateral Locations:	Danbury, Connecticut
El Paso, Texas
Mexico
India

Trade Names:	GE Capital

FEIN:	13-1500700

Organizational Identification Number:	3174543

General Electric Credit Corporation of Tennessee

True Legal Name:	General Electric Credit Corporation of Tennessee

Jurisdiction of Organization:	Tennessee

Executive Offices/Principal Place of	20225 Water Tower Blvd, Suite 300
Business:	Brookfield, WI 53045-3598

Collateral Locations:	El Paso, TX

Trade Names:	None

FEIN:	06-0876201

Organizational Identification Number:	[ ]

Loan Sale Agreement

Schedule I

Schedule of GECC Loans

[attached hereto]

Loan Sale Agreement

LoanID	Region	OEC	CurrBal	Origination Date	First Due Date	End Date	Next Due Date	Next Rent $	Remaining Term	Product
4053711020	MIDWES	1,666,272.00	1,595,055.31	1/21/2005	3/1/2005	2/1/2009	6/1/2005	30,524.63	45	MEREG
4053711021	MIDWES	2,843,750.00	2,810,532.04	4/1/2005	5/1/2005	4/1/2010	6/1/2005	46,550.40	59	MEREG
4063934039	MIDWES	528,187.50	503,633.53	12/10/2004	1/10/2005	12/10/2010	5/10/2005	8,629.47	68	FPFRRG
4067354056	CAFSF	747,603.79	262,703.25	12/27/2002	2/1/2003	7/1/2006	6/1/2005	19,373.59	14	FPFRRG
4067599053	MIDATL	750,000.00	638,632.16	10/12/2004	11/12/2004	10/12/2007	5/12/2005	23,302.50	30	MENQSI
4067599054	MIDATL	186,214.00	168,026.01	12/15/2004	1/15/2005	12/15/2007	5/15/2005	5,786.40	32	MENQSI
4067599055	MIDATL	590,911.55	533,186.15	12/15/2004	1/15/2005	12/15/2007	5/15/2005	18,359.62	32	MENQSI
4067599056	MIDATL	515,379.00	465,032.30	12/15/2004	1/15/2005	12/15/2007	5/15/2005	16,012.83	32	MENQSI
4067599057	MIDATL	560,330.00	518,209.16	2/1/2005	3/1/2005	2/1/2008	6/1/2005	17,445.07	33	MENQSI
4067599058	MIDATL	222,085.78	205,389.55	2/1/2005	3/1/2005	2/1/2008	6/1/2005	6,913.53	33	MENQSI
4067599059	MIDATL	529,700.00	488,922.71	2/10/2005	3/10/2005	2/10/2008	5/10/2005	16,487.07	34	MENQSI
4067599060	MIDATL	634,670.00	601,806.93	3/10/2005	4/10/2005	3/10/2008	5/10/2005	19,818.45	35	MENQSI
4067829038	SOWSRG	2,882,720.40	1,871,800.98	7/31/2003	9/1/2003	9/1/2006	5/1/2005	48,139.02	17	TTIREG
4068037003	CAFPHI	605,397.82	545,064.54	12/30/2004	2/6/2005	1/6/2008	5/6/2005	18,804.54	33	FPFRRG
4073453024	MIDATL	1,055,000.00	994,064.53	12/31/2004	2/2/2005	1/2/2010	5/2/2005	20,397.99	57	FPFRRG
4073453025	MIDATL	1,049,000.00	988,643.33	12/21/2004	2/2/2005	1/2/2010	5/2/2005	19,772.55	57	FPFRRG
4077293005	SOWSRG	350,000.00	345,481.80	3/23/2005	5/1/2005	4/1/2010	5/1/2005	6,701.75	60	FPFRRG
4079712008	MIDATL	82,063.56	73,648.32	12/22/2004	2/2/2005	1/2/2008	6/2/2005	2,459.76	32	FPFRRG
4083476025	SOWSRG	81,688.65	73,732.76	12/30/2004	1/2/2005	1/1/2009	6/2/2005	1,927.50	44	MENQSI
4083476026	SOWSRG	364,148.61	342,844.06	2/21/2005	3/1/2005	2/28/2009	6/1/2005	8,697.75	45	MENQSI
4083476030	SOWSRG	63,284.18	60,641.89	3/29/2005	4/1/2005	3/30/2009	6/1/2005	1,510.37	46	MENQSI
4085669014	MIDATL	857,500.00	840,083.84	3/28/2005	5/1/2005	4/1/2010	6/1/2005	22,047.12	59	FPFRRG
4085669015	MIDATL	514,500.00	503,721.61	4/1/2005	5/1/2005	4/1/2010	6/1/2005	13,221.48	59	FPFRRG
4085669016	MIDATL	343,000.00	343,000.00	4/15/2005	6/1/2005	5/1/2010	6/1/2005	8,818.02	60	FPFRRG
4086678024	CAFSTL	414,175.00	350,416.38	10/5/2004	11/15/2004	10/15/2007	5/15/2005	12,554.10	30	FPFRRG
4086678025	CAFSTL	370,175.00	313,578.74	10/13/2004	12/1/2004	11/1/2007	5/1/2005	11,234.48	31	FPFRRG
4087903013	MIDWES	713,024.00	705,003.07	3/10/2005	4/10/2005	3/10/2010	5/10/2005	13,711.93	59	MEREG
4087903014	MIDWES	694,354.00	698,343.46	3/25/2005	5/1/2005	4/1/2010	5/1/2005	13,393.40	60	MEREG
4088898003	CAFSF	147,749.00	137,905.38	12/29/2004	2/1/2005	1/1/2010	6/1/2005	3,190.11	56	FPFRRG
4089575021	MIDATL	574,579.67	549,354.84	12/2/2004	1/25/2005	12/25/2010	5/25/2005	9,452.07	68	FPFRRG
4091081006	MIDATL	234,525.70	217,144.37	12/3/2004	1/3/2005	12/3/2009	5/3/2005	4,397.91	56	FPFRRG
4093412002	CAFSSW	662,299.24	218,416.65	6/7/2001	7/1/2001	6/30/2007	5/1/2005	11,387.19	26	FPFRRG
4095371155	CAFSF	252,238.06	237,841.88	11/15/2004	1/1/2005	12/1/2010	5/1/2005	4,294.85	68	FPFRRG
4095371158	CAFSF	603,867.27	576,712.22	12/16/2004	2/1/2005	1/1/2011	5/1/2005	10,429.24	69	FPFRRG
4095371162	CAFSF	1,079,267.00	1,030,748.04	12/31/2004	2/1/2005	1/1/2011	5/1/2005	18,644.97	69	FPFRRG
4095371163	CAFSF	48,780.00	47,921.36	3/2/2005	5/1/2005	4/1/2011	5/1/2005	1,150.86	72	FPFRRG
4095626004	MIDATL	109,475.00	99,975.60	10/15/2004	12/1/2004	12/1/2009	5/1/2005	2,056.76	56	FPFRRG
4095626006	MIDATL	1,372,280.00	1,293,348.06	12/15/2004	2/2/2005	2/2/2010	5/2/2005	25,838.73	58	FPFRRG
4095891009	SOWSRG	1,498,329.29	1,411,815.74	12/27/2004	2/1/2005	1/1/2010	6/1/2005	29,064.45	56	FPFRRG
4096089002	CAFSSW	443,306.58	425,716.51	12/31/2004	2/1/2005	1/1/2012	6/1/2005	6,406.17	80	FPFRRG
4097178015	MIDATL	1,893,049.39	1,694,212.24	12/29/2004	2/1/2005	1/1/2008	5/1/2005	56,139.24	33	FPFRRG
4097178016	MIDATL	1,149,050.60	1,080,031.51	12/29/2004	2/1/2005	1/1/2010	5/1/2005	21,347.09	57	FPFRRG
4097178017	MIDATL	1,595,661.14	1,473,831.22	12/29/2004	2/1/2005	1/1/2009	5/1/2005	36,455.73	45	FPFRRG
4097178018	MIDATL	1,537,117.77	1,445,792.21	12/31/2004	2/1/2005	1/1/2010	5/1/2005	28,586.47	57	FPFRRG
4098922005	CAFSSW	1,693,197.85	448,824.96	9/21/2001	11/1/2001	10/1/2006	6/1/2005	33,121.43	17	FPFRRG
4098922006	SOWSRG	1,296,294.72	1,199,845.00	12/29/2004	2/1/2005	1/1/2009	6/1/2005	30,545.78	44	FPFRRG
4098922007	SOWSRG	1,312,500.00	1,273,229.92	3/7/2005	4/1/2005	3/1/2010	6/1/2005	25,514.84	58	FPFRRG
4099827005	SOWSRG	4,200,000.00	4,014,757.65	12/30/2004	2/1/2005	1/1/2010	5/1/2005	78,970.87	57	FPFRRG
4104544012	MIDWES	508,000.00	508,000.00	5/3/2005	6/3/2005	5/3/2010	6/3/2005	9,764.47	60	MEREG
4107140001	SOWSRG	4,000,000.00	2,099,962.00	7/27/2000	9/1/2000	8/1/2010	6/1/2005	33,334.00	63	TTIREG
4107535009	CAFSSW	88,000.00	85,485.82	3/7/2005	4/4/2005	3/4/2010	6/4/2005	1,742.51	58	FPFRRG
4107853003	MIDATL	701,593.96	614,065.87	11/19/2004	1/1/2005	12/1/2007	5/1/2005	21,755.69	32	FPFRRG
4108846001	CALREG	2,251,700.00	783,256.23	9/11/2000	10/1/2000	9/1/2008	5/1/2005	32,314.33	41	FPFRRG
4108846002	CALREG	208,370.00	75,647.77	11/22/2000	12/1/2000	11/1/2008	5/1/2005	2,990.33	43	FPFRRG
4108846003	CALREG	545,275.00	236,744.43	2/22/2001	4/1/2001	3/1/2008	5/1/2005	7,540.00	35	FPFRRG
4110204007	CAFSF	186,844.70	170,453.89	10/29/2004	12/1/2004	11/1/2009	6/1/2005	3,602.68	54	FPFRRG
4110847005	CAFSTL	154,723.00	140,303.46	11/15/2004	12/15/2004	11/15/2008	5/15/2005	3,647.86	43	FPFRRG
4113981004	MIDATL	2,987,405.00	2,213,476.16	10/31/2003	12/1/2003	11/1/2009	6/1/2005	53,077.46	54	FPFRRG
4113981005	MIDATL	2,243,180.00	1,695,660.93	11/5/2003	1/1/2004	12/1/2009	6/1/2005	39,854.76	55	FPFRRG
4114264004	CAFSTL	3,534,656.25	3,424,716.16	12/29/2004	2/1/2005	6/1/2011	5/1/2005	57,715.12	74	MEREG
4114531005	MIDATL	2,850,000.00	2,660,000.00	12/9/2004	2/2/2005	1/2/2010	5/2/2005	47,500.00	57	TTIREG
4114959003	MIDATL	420,000.00	303,446.86	6/21/2004	8/4/2004	7/4/2008	6/4/2005	13,807.61	38	FPFRRG
4117747003	CAFSTL	1,265,932.92	1,170,813.56	12/31/2004	2/1/2005	1/1/2010	5/1/2005	28,535.27	57	FPFRRG
4118472011	MIDATL	322,035.47	302,122.60	1/13/2005	3/1/2005	2/1/2010	6/1/2005	6,310.05	57	FPFRRG
4118472012	MIDATL	187,598.04	179,811.75	1/28/2005	3/1/2005	2/1/2010	6/1/2005	3,682.27	57	FPFRRG
4118472013	MIDATL	194,458.50	189,479.74	2/18/2005	4/3/2005	3/3/2010	6/3/2005	3,828.22	58	FPFRRG
4118472014	MIDATL	104,225.66	103,252.14	3/11/2005	5/1/2005	4/1/2010	6/1/2005	2,071.31	59	FPFRRG
4118472015	MIDATL	1,100,000.00	1,083,672.29	3/18/2005	5/1/2005	4/1/2009	6/1/2005	26,381.40	47	FPFRRG
4118472017	MIDATL	178,483.66	178,483.66	4/22/2005	6/3/2005	5/3/2009	6/3/2005	4,719.66	48	FPFRRG
4119049012	SOWSRG	107,816.25	103,131.84	2/4/2005	3/1/2005	2/1/2010	6/1/2005	2,108.54	57	FPFRRG
4119049013	SOWSRG	122,833.25	118,202.29	3/8/2005	4/8/2005	3/8/2009	5/8/2005	2,915.82	47	FPFRRG
4119049014	SOWSRG	24,478.83	24,175.39	3/23/2005	5/1/2005	4/1/2010	6/1/2005	481.83	59	FPFRRG
4119110006	MIDATL	5,715,675.30	4,000,972.74	12/19/2003	2/1/2004	1/1/2008	5/1/2005	107,168.91	33	TTIREG
4119110007	MIDATL	137,372.09	120,027.35	12/1/2004	1/1/2005	12/1/2007	5/1/2005	4,187.23	32	FPFRRG
4119713005	CAFPHI	42,105.00	38,559.47	10/14/2004	12/1/2004	11/1/2009	5/1/2005	822.61	55	FPFRRG
4119713006	CAFPHI	38,160.00	34,303.69	12/7/2004	1/10/2005	12/10/2007	5/10/2005	1,176.16	32	FPFRRG
4119768009	CAFSF	37,026.25	35,630.75	2/10/2005	3/10/2005	2/10/2009	5/10/2005	853.22	46	FPFRRG
4119768010	CAFSF	54,722.00	53,705.49	3/11/2005	4/11/2005	3/11/2009	5/11/2005	1,263.76	47	FPFRRG
4119768011	CAFSF	205,472.50	202,461.75	4/1/2005	5/1/2005	4/1/2010	5/1/2005	3,905.82	60	FPFRRG
4119768012	CAFSF	82,975.50	82,975.50	4/14/2005	5/14/2005	4/14/2009	5/14/2005	1,923.46	48	FPFRRG
4120509001	CAFSSW	732,000.00	311,301.95	5/30/2001	7/1/2001	6/1/2008	5/1/2005	10,978.63	38	FPFRRG
4121429005	CAFSTL	1,137,000.00	1,053,787.53	12/9/2004	1/9/2005	12/9/2009	5/9/2005	21,976.11	56	FPFRRG
4121775001	CAFSSW	1,300,000.00	424,058.33	6/20/2001	7/20/2001	6/20/2007	5/20/2005	22,007.98	26	FPFRRG
4123154003	SOWSRG	333,207.00	316,546.65	12/29/2004	2/15/2005	1/15/2010	5/15/2005	5,553.45	57	TTIREG
4124454004	MIDATL	2,312,327.63	1,761,773.43	8/18/2003	10/1/2003	9/1/2010	5/1/2005	27,527.71	65	TTIREG
4124454005	MIDATL	2,208,634.68	1,735,355.82	10/31/2003	12/1/2003	11/1/2010	5/1/2005	26,293.27	67	TTIREG
4124777013	CAFSF	252,000.00	132,162.19	10/8/2003	11/8/2003	10/8/2006	5/8/2005	7,729.29	18	FPFRRG
4124777014	CAFSF	42,000.00	25,477.29	1/20/2004	3/1/2004	2/1/2007	5/1/2005	1,287.07	22	FPFRRG
4124777016	CAFSF	201,411.69	144,066.25	5/21/2004	7/1/2004	6/1/2007	5/1/2005	6,184.07	26	FPFRRG
4124777017	CAFSF	184,031.69	131,808.51	5/28/2004	7/1/2004	6/1/2007	5/1/2005	5,678.16	26	FPFRRG

LoanID	Region	OEC	CurrBal	Origination Date	First Due Date	End Date	Next Due Date	Next Rent $	Remaining Term	Product
4124777018	CAFSF	206,600.00	153,441.08	6/21/2004	8/1/2004	7/1/2007	5/1/2005	6,375.16	27	FPFRRG
4124777019	CAFSF	66,000.00	54,169.77	9/9/2004	10/9/2004	9/9/2007	5/9/2005	2,029.15	29	FPFRRG
4124777020	CAFSF	340,186.56	295,994.53	9/21/2004	11/1/2004	10/1/2008	5/1/2005	8,098.93	42	FPFRRG
4124777022	CAFSF	140,000.00	118,337.54	10/29/2004	12/1/2004	11/1/2007	5/1/2005	4,255.90	31	FPFRRG
4124777023	CAFSF	140,000.00	126,952.85	11/18/2004	1/1/2005	12/1/2008	5/1/2005	3,302.69	44	FPFRRG
4124777024	CAFSF	186,000.00	168,645.09	11/24/2004	1/1/2005	12/1/2008	5/1/2005	4,390.63	44	FPFRRG
4124777025	CAFSF	754,045.00	697,617.08	12/31/2004	2/1/2005	1/1/2009	5/1/2005	17,691.49	45	FPFRRG
4124777026	CAFSF	236,700.00	232,364.84	3/15/2005	4/15/2005	3/15/2009	5/15/2005	5,579.55	47	FPFRRG
4124777027	CAFSF	285,000.00	279,752.52	4/4/2005	5/4/2005	4/4/2009	5/4/2005	6,744.31	48	FPFRRG
4126336006	SOWSRG	1,061,023.24	999,685.28	12/31/2004	2/1/2005	1/1/2010	5/1/2005	20,532.29	57	FPFRRG
4126462002	SEREG	1,400,176.49	500,423.33	10/26/2001	12/1/2001	11/1/2006	6/1/2005	17,120.24	18	FPFRRG
4126462003	SEREG	1,540,001.56	626,207.17	10/26/2001	12/1/2001	11/1/2006	6/1/2005	21,526.77	18	FPFRRG
4127095001	CAFSSW	142,971.00	43,964.94	11/9/2001	12/7/2001	11/7/2006	5/7/2005	2,617.34	19	FPFRRG
4127635006	CAFSSW	165,250.00	107,108.55	11/11/2003	12/1/2003	11/1/2007	6/1/2005	3,793.63	30	FPFRRG
4127635007	CAFSSW	91,450.00	61,133.19	11/12/2003	12/10/2003	11/10/2007	5/10/2005	2,100.23	31	FPFRRG
4127635008	CAFSSW	79,150.00	57,857.75	2/12/2004	4/1/2004	3/1/2008	6/1/2005	1,819.84	34	FPFRRG
4127635009	CAFSSW	133,857.81	97,564.02	3/4/2004	4/4/2004	3/4/2008	6/4/2005	3,070.54	34	FPFRRG
4127635010	CAFSSW	165,250.00	127,688.18	4/13/2004	6/1/2004	5/1/2008	6/1/2005	3,809.47	36	FPFRRG
4128069004	MIDATL	563,475.00	525,910.00	12/14/2004	1/14/2005	12/14/2009	5/14/2005	9,391.25	56	TTIREG
4128784005	MIDWES	472,950.00	453,670.47	12/27/2004	2/7/2005	1/7/2010	5/7/2005	8,985.95	57	MEREG
4128784006	MIDWES	630,600.00	630,801.79	4/28/2005	6/2/2005	5/2/2010	6/2/2005	12,524.60	60	MEREG
4128992005	CAFSSW	65,205.10	58,667.07	12/21/2004	2/1/2005	1/1/2008	6/1/2005	2,003.52	32	FPFRRG
4129197009	MIDWES	1,099,021.00	1,027,021.00	12/22/2004	2/2/2005	1/2/2011	6/2/2005	18,000.00	68	TTIREG
4130680002	CALREG	442,615.00	430,311.61	2/25/2005	4/1/2005	3/1/2010	6/1/2005	8,666.49	58	FPFRRG
4130680003	CALREG	210,000.00	206,885.33	4/8/2005	5/8/2005	4/8/2010	5/8/2005	4,151.32	60	FPFRRG
4131032007	MIDATL	3,652,287.33	3,437,402.29	12/29/2004	2/2/2005	1/2/2010	5/2/2005	68,985.49	57	FPFRRG
4131492004	CAFSF	375,000.00	360,767.56	2/16/2005	4/1/2005	3/1/2009	6/1/2005	8,825.81	46	FPFRRG
4131858004	CAFSSW	89,089.00	57,597.74	11/17/2003	1/1/2004	12/1/2007	6/1/2005	2,051.94	31	FPFRRG
4132318011	MIDWES	150,000.00	134,523.90	9/28/2004	11/1/2004	10/1/2009	5/1/2005	2,865.17	54	MEREG
4132318012	MIDWES	167,910.26	153,551.03	10/13/2004	11/13/2004	10/13/2009	5/13/2005	3,214.26	54	MEREG
4132318013	MIDWES	94,452.72	86,103.47	11/1/2004	12/1/2004	11/1/2009	5/1/2005	1,801.11	55	MEREG
4132636002	MIDATL	2,005,309.44	1,984,574.46	3/22/2005	5/1/2005	4/1/2011	5/1/2005	32,799.80	72	FPFRRG
4132666008	SOWSRG	1,914,235.51	1,722,811.93	10/28/2004	12/1/2004	11/1/2009	6/1/2005	31,903.93	54	TTIREG
4132666009	SOWSRG	3,054,014.79	2,901,314.04	2/1/2005	3/1/2005	2/1/2010	6/1/2005	50,900.25	57	TTIREG
4132735002	NOEAST	3,163,982.12	822,853.59	5/20/2002	7/1/2002	6/1/2006	6/1/2005	63,296.40	13	TTIREG
4132771010	MIDATL	25,843.00	24,600.64	1/21/2005	3/1/2005	2/1/2008	5/1/2005	787.70	34	FPFRRG
4132827023	MIDATL	28,646.57	24,922.23	12/3/2004	1/3/2005	12/3/2007	6/3/2005	868.12	31	FPFRRG
4132827024	MIDATL	259,821.00	235,374.88	12/3/2004	1/3/2005	12/3/2008	6/3/2005	6,098.54	43	FPFRRG
4132827025	MIDATL	142,017.95	123,629.63	12/3/2004	1/3/2005	12/3/2007	6/3/2005	4,303.77	31	FPFRRG
4132827026	MIDATL	126,000.00	116,791.29	12/3/2004	1/3/2005	12/3/2009	6/3/2005	2,435.35	55	FPFRRG
4132827027	MIDATL	183,830.80	174,813.01	2/14/2005	4/1/2005	3/1/2008	6/1/2005	5,603.17	34	FPFRRG
4132827029	MIDATL	49,861.30	49,861.30	4/29/2005	6/2/2005	5/2/2008	6/2/2005	1,525.75	36	FPFRRG
4132827030	MIDATL	672,000.00	672,000.00	4/29/2005	6/2/2005	5/2/2010	6/2/2005	13,175.39	60	FPFRRG
4132827031	MIDATL	1,303,728.00	1,303,728.00	4/29/2005	6/2/2005	5/2/2009	6/2/2005	30,944.08	48	FPFRRG
4133266004	SEREG	1,742,690.00	1,639,941.67	12/28/2004	2/3/2005	1/3/2010	5/3/2005	32,814.98	57	FPFRRG
4133397006	CALREG	73,049.58	70,886.59	2/17/2005	4/1/2005	3/1/2010	6/1/2005	1,409.54	58	FPFRRG
4133938003	CAFSF	269,064.58	256,494.73	12/15/2004	1/15/2005	12/15/2010	5/15/2005	4,461.72	68	FPFRRG
4133946006	CAFSF	179,463.00	137,847.89	4/27/2004	6/1/2004	5/1/2008	5/1/2005	4,072.21	37	FPFRRG
4133946007	CAFSF	76,860.00	68,213.00	10/8/2004	11/8/2004	10/8/2008	5/8/2005	1,803.30	42	FPFRRG
4134032005	CALREG	56,053.16	37,573.18	8/28/2003	9/1/2003	8/1/2008	5/1/2005	1,019.70	40	FPFRRG
4134032006	CALREG	245,477.57	140,351.36	12/31/2003	2/1/2004	1/1/2007	5/1/2005	7,211.50	21	FPFRRG
4134032007	CALREG	353,224.04	276,596.67	2/12/2004	3/12/2004	2/12/2009	5/12/2005	6,422.60	46	FPFRRG
4134032008	CALREG	176,000.00	137,893.90	2/27/2004	4/1/2004	3/1/2009	5/1/2005	3,205.69	47	FPFRRG
4134032009	CALREG	147,273.43	115,385.33	3/5/2004	4/5/2004	3/5/2009	5/5/2005	2,681.80	47	FPFRRG
4134032010	CALREG	419,535.00	362,597.83	7/30/2004	9/1/2004	8/1/2009	5/1/2005	7,707.46	52	FPFRRG
4135091008	CAFSSW	55,100.00	51,071.61	12/10/2004	1/10/2005	12/10/2008	5/10/2005	1,302.05	44	FPFRRG
4135227002	CAFSF	315,000.00	291,848.12	12/10/2004	1/10/2005	12/10/2009	5/10/2005	6,064.53	56	FPFRRG
4135299001	CAFSSW	321,710.00	151,808.50	8/7/2002	9/1/2002	8/1/2007	5/1/2005	6,067.93	28	FPFRRG
4135328002	CAFSF	600,000.00	567,847.96	1/14/2005	2/14/2005	1/14/2009	5/14/2005	14,165.41	45	FPFRRG
4135580007	MIDWES	114,484.84	101,951.13	10/8/2004	11/8/2004	10/8/2008	5/8/2005	2,678.56	42	MEREG
4135580014	MIDWES	26,780.00	26,820.24	4/20/2005	6/1/2005	5/1/2008	6/1/2005	851.83	36	MEREG
4135580015	MIDWES	168,405.70	168,655.02	4/20/2005	6/1/2005	5/1/2010	6/1/2005	3,477.82	60	MEREG
4135580016	MIDWES	342,293.32	342,293.32	5/6/2005	6/6/2005	5/6/2010	6/6/2005	6,473.62	60	MEREG
4135907002	CAFSSW	876,740.00	565,818.15	5/22/2003	7/1/2003	5/1/2008	6/1/2005	17,263.35	36	FPFRRG
4136207003	CAFSTL	692,190.10	585,437.32	11/4/2004	12/4/2004	11/4/2008	5/4/2005	20,500.00	43	MEREG
4136207004	CAFSTL	119,900.00	108,413.00	12/20/2004	2/2/2005	1/2/2009	5/2/2005	3,400.00	45	MEREG
4136258002	CALREG	280,380.90	145,191.12	10/11/2002	11/11/2002	10/11/2007	5/11/2005	5,327.18	30	FPFRRG
4136358008	SOWSRG	427,700.00	405,860.19	10/28/2004	12/1/2004	11/1/2011	5/1/2005	6,730.13	79	FPFRRG
4136358009	SOWSRG	672,780.00	642,457.43	12/14/2004	1/9/2005	12/9/2011	5/9/2005	10,626.19	80	FPFRRG
4136358010	SOWSRG	1,325,586.50	1,267,629.41	12/27/2004	2/2/2005	1/2/2012	5/2/2005	20,910.75	81	FPFRRG
4136551007	CAFSF	355,323.60	258,318.04	3/8/2004	4/8/2004	3/8/2008	5/8/2005	8,117.02	35	FPFRRG
4136551012	CAFSF	725,544.58	683,519.84	12/21/2004	2/1/2005	1/1/2010	6/1/2005	13,885.17	56	FPFRRG
4136551013	CAFSF	1,047,135.50	1,034,887.58	3/22/2005	5/1/2005	4/1/2011	6/1/2005	17,522.61	71	FPFRRG
4136551014	CAFSF	225,148.58	225,148.58	5/3/2005	7/1/2005	6/1/2010	7/1/2005	5,457.27	60	FPFRRG
4136785005	CAFSSW	182,596.00	161,929.90	11/9/2004	12/1/2004	11/1/2008	6/1/2005	4,218.72	42	FPFRRG
4136977007	CAFSTL	467,272.87	449,815.90	2/14/2005	3/14/2005	2/14/2009	5/14/2005	10,960.79	46	FPFRRG
4136992004	CALREG	279,855.15	178,895.33	6/5/2003	7/5/2003	6/5/2008	5/5/2005	5,116.16	38	FPFRRG
4136992005	CALREG	193,081.85	136,584.89	5/20/2004	7/1/2004	6/1/2007	5/1/2005	5,679.10	26	FPFRRG
4136992006	CALREG	49,549.16	41,173.96	5/20/2004	7/1/2004	6/1/2009	5/1/2005	902.50	50	FPFRRG
4136992007	CALREG	201,946.07	170,713.28	6/9/2004	7/9/2004	6/9/2009	5/9/2005	3,678.28	50	FPFRRG
4136992008	CALREG	178,767.00	168,663.96	2/2/2005	3/2/2005	2/2/2009	5/2/2005	4,165.64	46	FPFRRG
4137629016	MIDATL	28,369.98	26,965.89	2/22/2005	4/1/2005	3/1/2008	6/1/2005	851.86	34	FPFRRG
4138068008	SOWSRG	2,208,500.00	1,779,069.46	2/27/2004	4/1/2004	3/1/2010	6/1/2005	30,673.61	58	TTIREG
4138709008	CAFSTL	66,101.79	61,400.98	11/5/2004	12/5/2004	11/5/2010	5/5/2005	1,095.19	67	MEREG
4138709009	CAFSTL	701,286.00	660,229.35	12/3/2004	1/3/2005	12/3/2010	5/3/2005	11,698.62	68	MEREG
4138709010	CAFSTL	231,450.00	220,651.00	12/20/2004	2/2/2005	1/2/2011	5/2/2005	3,859.88	69	MEREG
4138709011	CAFSTL	217,884.00	207,527.73	12/30/2004	2/1/2005	1/1/2011	5/1/2005	3,700.00	69	MEREG
4138709012	CAFSTL	75,479.00	75,507.18	4/28/2005	6/1/2005	5/1/2010	6/1/2005	1,526.89	60	MEREG
4138712005	CAFSTL	108,976.00	91,422.15	6/30/2004	8/8/2004	7/8/2009	5/8/2005	2,300.00	51	FPFRRG
4138712007	CAFSTL	290,850.00	269,703.45	12/3/2004	1/3/2005	12/3/2009	5/3/2005	5,635.13	56	MEREG

LoanID	Region	OEC	CurrBal	Origination Date	First Due Date	End Date	Next Due Date	Next Rent $	Remaining Term	Product
4138712008	CAFSTL	290,850.00	275,014.02	12/10/2004	1/10/2005	12/10/2009	5/10/2005	5,635.13	56	MEREG
4138712009	CAFSTL	174,024.00	165,778.60	2/22/2005	4/1/2005	3/1/2009	5/1/2005	5,000.00	47	MEREG
4138712010	CAFSTL	123,000.00	120,053.46	3/17/2005	5/1/2005	4/1/2009	5/1/2005	3,914.74	48	MEREG
4138712011	CAFSTL	190,200.00	190,271.01	4/28/2005	6/1/2005	5/1/2010	6/1/2005	3,847.62	60	MEREG
4139157007	MIDWES	2,342,100.00	2,185,960.00	12/28/2004	2/2/2005	2/1/2010	5/2/2005	39,035.00	58	TTIREG
4139272008	CAFSTL	305,889.00	227,570.36	11/4/2004	12/4/2004	12/4/2009	5/4/2005	4,528.78	56	FPFRRG
4139605002	CAFSF	67,453.46	67,412.15	4/18/2005	6/1/2005	5/1/2008	6/1/2005	2,275.65	36	FPFRRG
4139648001	CAFSSW	624,559.07	253,209.77	12/31/2002	2/1/2003	1/1/2007	6/1/2005	13,246.11	20	FPFRRG
4139849002	CAFSSW	618,891.13	295,406.60	2/28/2003	4/1/2003	3/1/2007	5/1/2005	14,020.99	23	FPFRRG
4139849007	CAFSSW	107,232.42	79,588.51	11/24/2003	1/1/2004	12/1/2008	5/1/2005	1,989.59	44	FPFRRG
4140013007	CAFSF	147,000.00	128,147.46	11/8/2004	12/8/2004	11/8/2007	5/8/2005	4,484.69	31	FPFRRG
4140634004	CAFSSW	104,125.10	51,235.20	10/6/2003	11/1/2003	10/1/2006	5/1/2005	3,110.39	18	FPFRRG
4140954003	MIDATL	276,000.00	272,161.84	3/29/2005	5/1/2005	4/1/2010	5/1/2005	5,349.22	60	FPFRRG
4140954004	MIDATL	62,980.00	62,980.00	4/14/2005	6/1/2005	5/1/2010	6/1/2005	1,222.90	60	FPFRRG
4140954005	MIDATL	102,269.20	102,269.20	4/28/2005	6/1/2005	5/1/2010	6/1/2005	1,982.44	60	FPFRRG
4141623001	NOEAST	464,260.20	231,455.38	4/4/2003	5/4/2003	4/4/2007	5/4/2005	10,723.66	24	MEREG
4141636004	CAFPHI	218,000.00	212,534.95	4/6/2005	5/6/2005	4/6/2008	5/6/2005	6,746.17	36	FPFRRG
4141636005	CAFPHI	93,728.19	93,728.19	4/11/2005	6/1/2005	5/1/2008	6/1/2005	2,876.52	36	FPFRRG
4141637004	CAFSTL	136,000.00	118,474.67	11/12/2004	1/1/2005	12/1/2007	5/1/2005	4,125.07	32	MEREG
4141714008	CAFPHI	251,700.00	206,218.24	9/28/2004	11/1/2004	10/1/2007	5/1/2005	7,658.04	30	FPFRRG
4142139002	CAFSTL	353,128.00	328,453.68	11/15/2004	12/15/2004	11/15/2009	5/15/2005	6,841.74	55	MEREG
4142139003	CAFSTL	50,758.00	47,834.64	12/30/2004	2/2/2005	1/2/2010	5/2/2005	989.81	57	MEREG
4142376002	CAFSSW	1,615,000.00	1,508,560.17	11/24/2004	1/5/2005	12/5/2009	5/5/2005	31,854.35	56	FPFRRG
4142408004	CAFPHI	64,787.50	57,508.46	11/5/2004	12/5/2004	11/5/2008	5/5/2005	1,524.51	43	FPFRRG
4142620007	MIDWES	1,956,560.00	1,874,850.80	1/20/2005	3/1/2005	2/1/2010	6/1/2005	37,799.40	57	MEREG
4143070002	CAFSF	3,279,000.00	2,782,012.38	12/31/2003	2/1/2004	1/1/2011	6/1/2005	51,516.56	68	FPFRRG
4143070004	CAFSF	259,545.00	231,706.33	7/28/2004	9/1/2004	6/1/2010	6/1/2005	4,600.49	61	FPFRRG
4143071002	CAFSSW	70,675.00	46,602.31	6/2/2003	7/1/2003	6/1/2008	5/1/2005	1,332.15	38	FPFRRG
4143071003	CAFSSW	111,000.00	78,477.45	10/6/2003	11/1/2003	10/1/2007	5/1/2005	2,126.28	30	FPFRRG
4143071007	CAFSSW	228,072.00	215,932.36	12/9/2004	2/1/2005	1/1/2010	5/1/2005	4,497.56	57	FPFRRG
4143071008	CAFSSW	114,327.00	107,833.91	12/30/2004	2/1/2005	1/1/2010	5/1/2005	2,245.40	57	FPFRRG
4143235001	CAFSSW	520,500.00	334,891.33	5/8/2003	6/1/2003	5/1/2008	5/1/2005	9,833.70	37	FPFRRG
4143235005	CAFSSW	260,500.00	231,462.60	10/4/2004	11/1/2004	10/1/2008	5/1/2005	6,018.98	42	FPFRRG
4143235006	CAFSSW	350,500.00	311,432.79	10/4/2004	11/1/2004	10/1/2008	5/1/2005	8,098.48	42	FPFRRG
4143267003	CAFSTL	519,887.00	426,174.27	4/8/2004	5/8/2004	4/8/2009	5/8/2005	9,645.05	48	FPFRRG
4143608003	CAFSF	173,155.42	163,200.00	12/7/2004	1/7/2005	12/7/2009	5/7/2005	3,369.23	56	FPFRRG
4143608004	CAFSF	181,945.03	181,945.03	4/29/2005	6/1/2005	5/1/2010	6/1/2005	3,643.83	60	FPFRRG
4143742003	CAFSTL	1,260,000.00	1,238,485.27	3/23/2005	5/1/2005	4/1/2009	5/1/2005	29,659.85	48	FPFRRG
4143970003	CAFPHI	540,314.47	508,947.04	12/20/2004	2/1/2005	1/1/2010	5/1/2005	10,448.30	57	FPFRRG
4143970004	CAFPHI	264,386.56	252,921.59	2/1/2005	3/1/2005	2/1/2010	5/1/2005	5,138.42	58	FPFRRG
4143970005	CAFPHI	237,000.00	230,244.52	3/1/2005	4/1/2005	3/1/2010	5/1/2005	4,612.79	59	FPFRRG
4144019002	CAFPHI	98,000.00	86,957.03	11/1/2004	12/1/2004	11/1/2008	5/1/2005	2,301.33	43	FPFRRG
4144019003	CAFPHI	181,340.00	168,620.49	11/22/2004	1/2/2005	12/2/2009	5/2/2005	3,548.10	56	FPFRRG
4144019004	CAFPHI	36,000.00	35,354.59	3/8/2005	4/8/2005	3/8/2009	5/8/2005	865.24	47	FPFRRG
4144052002	SOWSRG	297,543.00	284,341.21	2/3/2005	3/1/2005	2/1/2010	5/1/2005	5,689.79	58	FPFRRG
4144345002	MIDWES	69,251.63	60,321.24	11/30/2004	1/1/2005	12/1/2007	5/1/2005	2,096.76	32	MEREG
4144345004	MIDWES	24,178.38	22,818.78	1/28/2005	3/1/2005	2/1/2009	5/1/2005	564.29	46	MEREG
4144345005	MIDWES	106,727.83	100,726.30	1/28/2005	3/1/2005	2/1/2009	5/1/2005	2,490.88	46	MEREG
4144635006	MIDATL	750,000.00	653,003.72	10/1/2004	11/1/2004	10/1/2008	5/1/2005	17,942.29	42	FPFRRG
4144721003	CAFPHI	1,271,789.16	1,156,978.29	10/26/2004	12/1/2004	11/1/2009	5/1/2005	24,625.30	55	FPFRRG
4144721004	CAFPHI	198,722.00	190,061.70	1/13/2005	3/1/2005	2/1/2010	5/1/2005	3,832.62	58	FPFRRG
4145044002	CAFSF	1,000,000.00	1,000,000.00	12/31/2004	1/25/2005	12/25/2008	5/25/2005	41,667.00	44	TTIREG
4145226003	CAFPHI	498,244.57	457,618.17	11/19/2004	1/1/2005	12/1/2009	6/1/2005	10,444.93	55	FPFRRG
4145226004	CAFPHI	568,087.03	530,245.69	12/31/2004	2/1/2005	1/1/2010	6/1/2005	11,894.69	56	FPFRRG
4145510001	MIDATL	1,200,000.00	732,500.00	12/1/2003	1/1/2004	12/1/2007	5/1/2005	27,500.00	32	TTIREG
4145512005	CAFPHI	907,282.50	854,837.28	12/29/2004	2/1/2005	1/1/2010	5/1/2005	17,489.34	57	FPFRRG
4145534002	CAFSSW	423,630.00	384,302.02	10/15/2004	12/1/2004	11/1/2010	6/1/2005	8,672.34	66	FPFRRG
4145770004	CAFPHI	393,266.39	370,320.74	1/5/2005	2/5/2005	1/5/2010	6/5/2005	7,585.88	56	FPFRRG
4145808002	SOWSRG	334,650.63	310,194.68	12/28/2004	2/2/2005	1/2/2009	5/2/2005	7,839.68	45	FPFRRG
4145808003	CAFSSW	461,355.51	444,611.48	2/28/2005	4/1/2005	3/1/2009	5/1/2005	10,840.37	47	FPFRRG
4145936003	SOWSRG	43,509.32	39,189.48	12/21/2004	2/2/2005	1/2/2008	6/2/2005	1,345.15	32	FPFRRG
4145936004	SOWSRG	176,990.27	163,519.19	2/4/2005	3/1/2005	2/1/2008	6/1/2005	5,476.28	33	FPFRRG
4145936005	SOWSRG	257,750.00	245,491.77	2/17/2005	4/1/2005	3/1/2008	6/1/2005	7,996.01	34	FPFRRG
4146104002	CAFSSW	88,670.60	66,083.62	10/15/2003	12/1/2003	11/1/2008	5/1/2005	1,674.45	43	FPFRRG
4146486004	CAFSF	159,229.44	139,325.76	10/20/2004	12/1/2004	11/1/2008	5/1/2005	3,317.28	43	TTIREG
4146486005	CAFSF	1,175,330.00	1,052,899.80	11/15/2004	1/5/2005	12/5/2008	5/5/2005	24,486.04	44	TTIREG
4146486006	CAFSF	896,011.60	821,344.00	12/20/2004	1/20/2005	12/20/2008	5/20/2005	18,666.90	44	TTIREG
4146486007	CAFSF	325,000.00	288,888.88	12/28/2004	1/24/2005	12/24/2007	5/24/2005	9,027.78	32	TTIREG
4146486008	CAFSF	302,776.00	283,852.51	2/3/2005	3/3/2005	2/3/2009	5/3/2005	6,307.83	46	TTIREG
4146486009	CAFSF	414,625.00	405,986.98	3/23/2005	4/18/2005	3/18/2009	5/18/2005	8,638.02	47	TTIREG
4146486010	CAFSF	130,000.00	130,000.00	4/14/2005	5/14/2005	4/14/2009	5/14/2005	2,708.33	48	TTIREG
4146486011	CAFSF	187,000.00	181,805.56	3/29/2005	5/5/2005	4/5/2008	5/5/2005	5,194.44	36	TTIREG
4146486012	CAFSF	364,106.00	364,106.00	4/5/2005	5/5/2005	4/5/2009	5/5/2005	7,585.54	48	TTIREG
4146583002	CAFPHI	62,000.00	58,543.01	12/30/2004	2/6/2005	1/6/2010	5/6/2005	1,222.34	57	FPFRRG
4146583003	CAFPHI	315,998.75	293,088.10	12/30/2004	2/6/2005	1/6/2009	5/6/2005	7,541.81	45	FPFRRG
4146583004	CAFPHI	137,800.00	134,787.89	3/16/2005	5/1/2005	4/1/2008	5/1/2005	4,293.76	36	FPFRRG
4146583005	CAFPHI	192,708.00	192,708.00	5/6/2005	6/6/2005	5/6/2009	6/6/2005	4,559.40	48	FPFRRG
4146604006	CAFSSW	69,248.60	68,259.76	3/30/2005	5/1/2005	4/1/2010	6/1/2005	1,414.00	59	FPFRRG
4146800001	MIDWES	213,961.75	91,950.55	9/9/2003	10/9/2003	9/9/2006	5/9/2005	5,503.78	17	FPFRRG
4146800002	MIDWES	896,800.00	659,466.67	12/4/2003	1/4/2004	12/4/2008	6/4/2005	16,058.59	43	FPFRRG
4146800004	MIDWES	943,750.00	876,015.06	10/27/2004	12/15/2004	11/15/2009	5/15/2005	17,896.33	55	MEREG
4146800009	MIDWES	1,089,100.00	1,075,701.59	3/2/2005	4/15/2005	3/15/2010	5/15/2005	20,772.93	59	MEREG
4146800010	MIDWES	406,715.00	401,816.52	3/14/2005	4/14/2005	3/14/2010	5/14/2005	7,783.76	59	MEREG
4146891001	CALREG	1,623,231.22	1,147,700.44	9/30/2003	11/1/2003	10/1/2008	6/1/2005	31,504.56	41	FPFRRG
4146999002	CAFPHI	203,337.96	182,520.55	12/31/2004	2/5/2005	1/5/2008	5/5/2005	6,133.55	33	FPFRRG
4146999003	CAFPHI	1,251,728.02	1,156,426.84	1/28/2005	3/1/2005	2/1/2008	5/1/2005	37,808.70	34	FPFRRG
4147596001	SEREG	463,851.20	359,870.49	10/7/2003	11/7/2003	10/7/2008	5/7/2005	7,326.99	42	FPFRRG
4148063003	MIDWES	62,867.45	55,768.35	10/19/2004	12/1/2004	11/1/2008	5/1/2005	1,469.07	43	FPFRRG
4148220002	MIDATL	2,090,000.00	1,844,594.95	5/12/2004	6/1/2004	5/1/2011	5/1/2005	31,061.75	73	FPFRRG
4148451001	CALREG	2,281,465.26	1,395,545.48	10/31/2003	12/1/2003	11/1/2007	5/1/2005	49,612.02	31	FPFRRG

LoanID	Region	OEC	CurrBal	Origination Date	First Due Date	End Date	Next Due Date	Next Rent $	Remaining Term	Product
4148687004	MIDWES	2,116,445.70	1,580,070.23	4/30/2004	6/1/2004	5/1/2008	6/1/2005	52,457.04	36	FPFRRG
4148687005	MIDWES	597,183.44	48,307.31	4/30/2004	6/1/2004	5/1/2008	5/1/2005	2,249.14	37	FPFRRG
4148687006	MIDWES	421,000.00	372,928.27	8/17/2004	10/1/2004	9/1/2009	6/1/2005	7,779.34	52	FPFRRG
4148703007	CAFSF	2,910,000.00	2,767,429.42	11/1/2004	12/1/2004	11/1/2011	5/1/2005	40,856.76	79	FPFRRG
4148745002	CAFNER	118,693.00	91,008.29	4/20/2004	6/1/2004	5/1/2008	5/1/2005	2,716.78	37	FPFRRG
4148751002	CAFSSW	340,212.00	325,412.72	2/2/2005	3/5/2005	2/5/2010	6/5/2005	6,585.01	57	FPFRRG
4149149001	CAFNER	237,358.00	179,306.71	11/20/2003	1/1/2004	12/1/2008	5/1/2005	4,807.09	44	FPFRRG
4149149003	CAFNER	511,048.00	401,457.50	1/16/2004	3/1/2004	2/1/2009	5/1/2005	10,349.99	46	FPFRRG
4149198001	SOWSRG	491,099.55	233,482.00	11/18/2003	12/1/2003	8/1/2006	6/1/2005	16,261.22	15	MEREG
4149392001	CAFSF	107,000.00	67,840.09	2/9/2004	3/9/2004	2/9/2007	5/9/2005	3,267.28	22	FPFRRG
4149595001	CAFNER	620,484.94	526,957.00	12/18/2003	2/1/2004	1/1/2011	6/1/2005	9,471.30	68	FPFRRG
4149629002	SEREG	2,436,134.83	2,165,396.14	12/31/2003	2/1/2004	1/1/2011	5/1/2005	24,030.77	69	FPFRRG
4149629003	SEREG	1,756,107.72	1,649,998.01	4/23/2004	6/1/2004	5/1/2011	5/1/2005	14,213.47	73	FPFRRG
4149629004	SEREG	1,383,332.23	1,310,041.10	8/19/2004	10/1/2004	9/1/2011	5/1/2005	14,059.66	77	FPFRRG
4149638010	MIDWES	621,885.19	575,882.69	11/30/2004	1/1/2005	12/1/2009	5/1/2005	11,852.37	56	MEREG
4149659001	CAFSF	868,986.76	727,562.38	12/12/2003	2/1/2004	12/1/2010	5/1/2005	12,776.24	68	FPFRRG
4149659002	CAFSF	1,483,563.13	1,257,809.44	12/12/2003	2/7/2004	12/7/2010	5/7/2005	21,812.02	68	FPFRRG
4149659003	CAFSF	2,500,000.00	2,093,147.99	12/12/2003	1/14/2004	11/14/2010	5/14/2005	36,756.13	67	FPFRRG
4149659004	CAFSF	1,569,707.11	1,314,507.73	12/12/2003	1/21/2004	11/21/2010	5/21/2005	23,078.54	67	FPFRRG
4149659005	CAFSF	1,631,013.24	1,365,571.81	12/12/2003	2/1/2004	12/1/2010	5/1/2005	23,979.90	68	FPFRRG
4149659006	CAFSF	1,016,436.87	861,765.54	12/12/2003	2/7/2004	12/7/2010	5/7/2005	14,944.12	68	FPFRRG
4149659007	CAFSF	930,292.89	779,047.93	12/12/2003	1/21/2004	11/21/2010	5/21/2005	13,677.59	67	FPFRRG
4149941003	MIDWES	217,920.00	214,724.63	3/30/2005	5/2/2005	4/2/2010	5/2/2005	4,286.77	60	MEREG
4149941004	MIDWES	475,660.00	468,764.80	3/31/2005	5/1/2005	4/1/2010	5/1/2005	9,277.46	60	MEREG
4149941005	CAFSTL	571,245.00	572,663.59	4/15/2005	5/15/2005	4/15/2010	5/15/2005	11,033.14	60	MEREG
4150013002	SOWSRG	2,051,784.00	1,931,817.50	12/29/2004	2/1/2005	1/1/2010	5/1/2005	38,244.64	57	FPFRRG
4150093001	SEREG	751,651.63	383,577.34	12/17/2003	12/30/2003	8/30/2006	5/30/2005	25,354.65	16	MEREG
4150138001	CAFNER	210,000.00	147,495.68	12/22/2003	2/1/2004	1/1/2008	5/1/2005	5,151.39	33	FPFRRG
4150210002	CALREG	982,150.00	932,082.87	1/21/2005	3/1/2005	8/1/2009	6/1/2005	20,595.44	51	FPFRRG
4150210003	CALREG	497,358.36	474,770.15	1/28/2005	3/1/2005	2/1/2010	6/1/2005	9,511.61	57	FPFRRG
4150252003	MIDWES	405,523.00	381,814.59	12/30/2004	2/2/2005	1/2/2010	5/2/2005	7,787.21	57	MEREG
4150252004	MIDWES	109,959.36	103,530.88	12/30/2004	2/2/2005	1/2/2010	5/2/2005	2,111.54	57	MEREG
4150252005	MIDWES	27,129.28	25,543.18	12/30/2004	2/2/2005	1/2/2010	5/2/2005	520.96	57	MEREG
4150252006	MIDWES	109,959.36	103,530.88	12/30/2004	2/2/2005	1/2/2010	5/2/2005	2,111.54	57	MEREG
4150252007	MIDWES	27,129.28	25,543.18	12/30/2004	2/2/2005	1/2/2010	5/2/2005	520.96	57	MEREG
4150308001	CAFSTL	27,000.00	15,659.73	12/30/2003	2/2/2004	1/2/2007	5/2/2005	809.07	21	FPFRRG
4150310001	CAFSTL	27,000.00	15,659.73	12/30/2003	2/2/2004	1/2/2007	5/2/2005	809.07	21	FPFRRG
4150341001	CAFNER	1,252,018.72	768,493.14	12/26/2003	2/1/2004	1/1/2007	5/1/2005	39,320.41	21	FPFRRG
4150717001	SEREG	699,000.00	561,494.78	12/31/2003	2/1/2004	1/1/2009	5/1/2005	11,062.21	45	FPFRRG
4150731006	MIDWES	6,310,766.86	6,144,863.16	2/25/2005	4/1/2005	3/1/2010	5/1/2005	101,961.69	59	MEREG
4151092001	CAFHVR	9,308,538.53	8,591,089.49	1/7/2004	2/1/2004	1/1/2014	6/1/2005	105,790.46	104	MEREG
4151220001	CAFNER	510,000.00	423,303.02	1/22/2004	3/1/2004	2/1/2010	5/1/2005	9,004.34	58	FPFRRG
4151304004	CAFPHI	53,972.00	53,353.39	3/17/2005	5/1/2005	4/1/2010	5/1/2005	1,063.76	60	FPFRRG
4151304005	CAFPHI	424,109.70	424,109.70	4/21/2005	6/1/2005	5/1/2010	6/1/2005	8,341.24	60	FPFRRG
4151591002	SEREG	473,431.70	436,700.07	12/13/2004	1/14/2005	12/14/2009	5/14/2005	8,880.12	56	FPFRRG
4151852001	CAFPHI	83,475.00	61,327.11	2/13/2004	3/13/2004	2/13/2008	5/13/2005	1,983.07	34	FPFRRG
4151852002	CAFPHI	221,732.62	201,339.72	11/19/2004	1/1/2005	12/1/2008	6/1/2005	5,286.01	43	FPFRRG
4151917003	SOWSRG	375,000.00	341,962.81	11/17/2004	12/5/2004	11/5/2009	5/5/2005	7,380.92	55	FPFRRG
4151982002	CAFSTL	153,698.00	123,146.25	3/23/2004	5/1/2004	4/1/2009	6/1/2005	2,852.70	47	FPFRRG
4151982003	CAFSTL	153,698.00	118,220.50	4/2/2004	5/2/2004	4/2/2008	5/2/2005	3,481.60	36	FPFRRG
4151982004	CAFSTL	170,000.00	130,278.81	4/19/2004	5/19/2004	4/19/2008	5/19/2005	3,862.07	36	FPFRRG
4152015003	CAFSTL	19,883.88	17,654.13	10/29/2004	12/1/2004	11/1/2008	6/1/2005	467.44	42	FPFRRG
4152015004	CAFSTL	152,327.88	144,235.16	1/14/2005	3/1/2005	2/1/2009	6/1/2005	3,587.56	45	FPFRRG
4152065001	CALREG	160,231.00	125,737.75	2/24/2004	4/1/2004	2/1/2009	5/1/2005	3,076.96	46	FPFRRG
4152233012	NOEAST	144,454.19	114,419.11	10/1/2004	10/1/2004	9/30/2007	5/1/2005	4,481.38	29	MENQSI
4152233013	NOEAST	376,537.25	306,582.27	10/26/2004	11/1/2004	10/30/2007	5/1/2005	11,609.02	30	MENQSI
4152233015	NOEAST	875,368.24	758,761.30	12/28/2004	1/1/2005	12/30/2007	5/1/2005	27,153.67	32	MENQSI
4152233016	NOEAST	425,791.25	382,239.36	1/13/2005	1/13/2005	1/12/2008	5/13/2005	13,248.93	33	MENQSI
4152233017	NOEAST	171,993.58	153,829.38	1/31/2005	2/1/2005	1/30/2008	5/1/2005	5,359.26	33	MENQSI
4152233018	NOEAST	333,787.89	316,270.67	3/14/2005	3/14/2005	3/13/2008	5/14/2005	10,374.89	35	MENQSI
4152233019	NOEAST	110,187.19	104,008.98	4/1/2005	4/1/2005	3/30/2008	6/1/2005	3,460.00	34	MENQSI
4152233020	NOEAST	195,940.55	190,560.85	4/13/2005	4/13/2005	4/12/2008	5/13/2005	6,148.50	36	MENQSI
4152233021	NOEAST	189,211.97	183,663.83	4/21/2005	4/21/2005	4/20/2008	5/21/2005	5,945.94	36	MENQSI
4152317001	CALREG	189,788.72	152,433.71	3/17/2004	5/1/2004	4/1/2009	6/1/2005	3,455.99	47	FPFRRG
4152453001	CALREG	68,270.76	54,730.20	3/24/2004	5/1/2004	4/1/2009	5/1/2005	1,243.19	48	FPFRRG
4152453002	CALREG	59,092.38	49,104.21	6/1/2004	7/1/2004	6/1/2009	5/1/2005	1,076.32	50	FPFRRG
4152618006	NOEAST	115,000.00	99,582.74	10/12/2004	11/12/2004	10/12/2008	5/12/2005	2,678.23	42	FPFRRG
4152618007	NOEAST	3,460,438.72	3,258,382.80	12/22/2004	2/1/2005	1/1/2010	6/1/2005	66,162.45	56	FPFRRG
4152618008	NOEAST	188,400.00	185,767.09	3/25/2005	5/1/2005	4/1/2010	6/1/2005	3,666.88	59	FPFRRG
4152618009	NOEAST	188,900.00	188,376.96	4/15/2005	6/1/2005	5/1/2010	6/1/2005	4,195.24	60	FPFRRG
4152618010	NOEAST	758,759.98	756,659.06	4/15/2005	6/1/2005	5/1/2010	6/1/2005	16,851.16	60	FPFRRG
4152618011	NOEAST	2,444,490.20	2,444,490.20	4/29/2005	6/1/2005	5/1/2012	6/1/2005	36,761.08	84	FPFRRG
4152618012	NOEAST	252,500.00	252,500.00	4/29/2005	6/1/2005	5/1/2010	6/1/2005	4,968.34	60	FPFRRG
4152633003	CAFSF	102,362.50	96,386.76	12/27/2004	2/1/2005	1/1/2010	6/1/2005	1,972.30	56	FPFRRG
4152926001	CAFPHI	193,654.36	137,198.40	4/2/2004	5/2/2004	4/2/2009	5/2/2005	3,611.85	48	FPFRRG
4152932004	CAFSF	1,738,309.87	1,689,976.92	12/22/2004	2/15/2005	1/15/2012	5/15/2005	26,551.28	81	FPFRRG
4152954002	MIDATL	629,993.29	593,101.54	10/5/2004	12/1/2004	11/1/2011	5/1/2005	8,617.11	79	FPFRRG
4153032007	CAFNER	1,240,000.00	1,107,150.04	9/24/2004	11/1/2004	10/1/2009	5/1/2005	24,715.47	54	FPFRRG
4153160006	MIDWES	1,185,000.00	1,140,197.03	3/8/2005	4/8/2005	3/8/2012	5/8/2005	26,911.02	83	FPFRRG
4153248001	CAFSSW	102,837.50	71,617.41	4/7/2004	5/15/2004	4/15/2008	5/15/2005	3,026.72	36	FPFRRG
4153248002	CAFSSW	279,592.16	210,519.88	4/7/2004	5/15/2004	4/15/2009	5/15/2005	6,906.23	48	FPFRRG
4153597004	CAFPHI	94,300.00	64,110.14	10/7/2004	12/5/2004	5/5/2006	5/5/2005	5,581.27	13	FPFRRG
4153772001	CAFSSW	432,518.55	344,950.59	5/3/2004	6/1/2004	5/1/2008	5/1/2005	11,794.33	37	FPFRRG
4153772002	CAFSSW	485,805.40	399,455.91	5/27/2004	7/1/2004	6/1/2008	5/1/2005	13,248.96	38	FPFRRG
4153772005	CAFSSW	647,332.87	612,593.82	10/1/2004	12/1/2004	11/1/2008	5/1/2005	17,991.60	43	FPFRRG
4153970003	CAFPHI	607,090.32	583,785.65	3/2/2005	4/2/2005	3/2/2009	6/2/2005	14,157.55	46	FPFRRG
4153970004	CAFPHI	390,530.52	383,879.36	3/16/2005	5/1/2005	4/1/2009	6/1/2005	9,176.23	47	FPFRRG
4154025002	SEREG	265,019.19	236,123.24	10/11/2004	11/11/2004	10/11/2009	5/11/2005	4,981.84	54	FPFRRG
4154025003	SEREG	103,606.52	92,449.22	10/22/2004	12/1/2004	11/1/2009	6/1/2005	1,952.35	54	FPFRRG
4154053002	MIDATL	166,419.72	143,128.91	10/26/2004	12/1/2004	11/1/2008	5/1/2005	4,501.64	43	FPFRRG

LoanID	Region	OEC	CurrBal	Origination Date	First Due Date	End Date	Next Due Date	Next Rent $	Remaining Term	Product
4154072003	MIDWES	415,378.00	416,661.29	4/12/2005	5/12/2005	4/12/2012	5/12/2005	6,103.76	84	MENQSI
4154383001	CAFNER	181,486.10	142,988.56	9/28/2004	10/1/2004	9/30/2007	5/1/2005	5,519.20	29	MENQSI
4154383002	CAFNER	245,774.51	198,300.89	10/15/2004	11/1/2004	10/30/2007	5/1/2005	7,505.80	30	MENQSI
4154383003	CAFNER	163,333.28	139,575.15	12/10/2004	1/1/2005	12/30/2007	5/1/2005	5,017.49	32	MENQSI
4154551001	CAFNER	63,205.24	44,944.06	5/20/2004	7/1/2004	6/1/2007	5/1/2005	1,892.05	26	FPFRRG
4154551003	CAFNER	300,773.04	255,779.47	6/28/2004	8/1/2004	7/1/2009	5/1/2005	5,780.48	51	FPFRRG
4154551004	CAFNER	67,565.00	50,015.76	6/28/2004	8/1/2004	7/1/2007	5/1/2005	2,026.50	27	FPFRRG
4154552004	SOWSRG	165,956.50	147,975.02	10/15/2004	12/1/2004	11/1/2009	6/1/2005	3,145.47	54	FPFRRG
4154552005	SOWSRG	130,000.00	116,485.34	1/26/2005	2/3/2005	1/2/2009	6/3/2005	3,026.89	44	FPFRRG
4154598002	CAFSF	125,000.00	107,142.86	10/1/2004	11/1/2004	1/1/2008	8/1/2005	5,952.38	30	TTIREG
4154634001	CAFNER	75,060.10	46,677.01	5/28/2004	7/1/2004	6/1/2007	5/1/2005	1,938.30	26	FPFRRG
4154634003	CAFNER	452,550.00	383,430.08	10/22/2004	12/1/2004	11/1/2007	5/1/2005	13,555.20	31	FPFRRG
4154634004	CAFNER	102,534.70	86,853.72	10/26/2004	12/1/2004	11/1/2007	5/1/2005	3,072.60	31	FPFRRG
4154634005	CAFNER	173,300.00	160,059.33	2/2/2005	3/2/2005	2/2/2008	5/2/2005	5,243.90	34	FPFRRG
4154676001	CAFSSW	485,997.91	403,956.07	5/28/2004	7/1/2004	6/1/2009	5/1/2005	9,057.25	50	FPFRRG
4154719004	CALREG	207,648.95	190,787.69	10/29/2004	12/11/2004	6/11/2009	5/11/2005	4,197.43	50	FPFRRG
4154719007	CALREG	2,373,067.31	2,267,104.88	12/31/2004	2/1/2005	1/1/2010	5/1/2005	44,935.08	57	FPFRRG
4154750002	CAFPHI	220,260.00	214,715.31	4/1/2005	5/1/2005	4/1/2008	6/1/2005	6,790.21	35	FPFRRG
4154762001	CAFSSW	171,610.56	135,072.24	5/26/2004	7/1/2004	6/1/2008	6/1/2005	3,906.93	37	FPFRRG
4154762003	CAFSSW	312,963.60	286,287.94	10/8/2004	12/1/2004	11/1/2009	6/1/2005	5,941.10	54	FPFRRG
4154837001	SOWSRG	194,300.00	162,004.73	6/3/2004	7/5/2004	6/5/2009	6/5/2005	3,642.05	49	FPFRRG
4154837002	SOWSRG	65,017.48	57,280.66	9/2/2004	10/2/2004	9/2/2009	6/2/2005	1,233.82	52	FPFRRG
4154890003	CLSREG	353,470.01	294,746.21	11/8/2004	12/1/2004	9/30/2007	6/1/2005	11,261.00	28	MEREG
4154959006	CAFSSW	325,195.00	266,288.96	10/6/2004	11/4/2004	10/4/2007	5/4/2005	9,737.63	30	FPFRRG
4154959007	CAFSSW	325,195.00	292,261.72	12/30/2004	2/5/2005	1/5/2008	5/5/2005	9,830.02	33	FPFRRG
4154959008	CAFSSW	260,156.00	240,780.48	1/21/2005	3/1/2005	2/1/2008	5/1/2005	7,892.86	34	FPFRRG
4155011004	MIDWES	921,534.11	876,038.51	11/17/2004	1/1/2005	12/1/2011	5/1/2005	13,281.89	80	MEREG
4155011005	MIDWES	391,200.00	362,474.88	11/17/2004	1/1/2005	12/1/2009	5/1/2005	7,468.76	56	MEREG
4155053002	CAFSF	350,091.25	298,503.93	6/9/2004	7/9/2004	5/9/2009	5/9/2005	6,956.44	49	FPFRRG
4155053003	CAFSF	48,424.54	38,396.60	8/24/2004	9/24/2004	8/24/2007	5/24/2005	1,476.02	28	FPFRRG
4155053008	CAFSF	436,472.98	402,428.47	12/31/2004	2/1/2005	1/1/2009	6/1/2005	10,210.69	44	FPFRRG
4155315002	SOWSRG	2,789,057.48	2,789,057.48	4/12/2005	5/1/2005	4/1/2010	5/1/2005	54,701.85	60	FPFRRG
4155389003	CALREG	427,859.55	396,866.04	12/1/2004	1/1/2005	12/1/2009	6/1/2005	8,283.67	55	MEREG
4155389004	CALREG	786,569.68	741,099.51	12/31/2004	2/1/2005	1/1/2010	6/1/2005	15,198.14	56	MEREG
4155389005	CALREG	438,747.97	440,049.10	4/13/2005	5/13/2005	4/13/2010	5/13/2005	7,290.80	60	MEREG
4155390004	CAFSF	221,724.94	207,376.45	12/8/2004	1/8/2005	12/8/2009	5/8/2005	4,217.89	56	FPFRRG
4155462002	MIDATL	1,551,428.92	1,463,286.45	12/30/2004	2/1/2005	1/1/2010	6/1/2005	30,457.33	56	FPFRRG
4155471004	CAFSSW	140,057.09	130,238.89	11/30/2004	1/1/2005	12/1/2009	5/1/2005	2,709.36	56	FPFRRG
4155627001	SEREG	484,346.37	423,652.30	6/16/2004	8/1/2004	7/1/2010	6/1/2005	7,591.11	62	FPFRRG
4155650003	CAFSF	780,564.43	752,869.27	2/9/2005	4/1/2005	3/1/2009	6/1/2005	18,651.78	46	FPFRRG
4155892002	SOWSRG	4,979,480.00	4,859,451.64	4/1/2005	5/1/2005	4/1/2008	6/1/2005	154,025.24	35	FPFRRG
4155944002	CALREG	153,715.00	139,896.66	11/17/2004	12/15/2004	11/15/2009	5/15/2005	2,935.95	55	FPFRRG
4155944003	CALREG	81,153.75	76,101.23	12/30/2004	2/15/2005	11/15/2009	5/15/2005	1,599.59	55	FPFRRG
4155957002	CLSREG	447,017.08	361,388.52	11/24/2004	12/1/2004	5/1/2007	6/1/2005	16,007.23	24	MEREG
4155957003	CLSREG	1,133,983.51	1,033,399.60	12/28/2004	3/1/2005	8/1/2007	6/1/2005	40,986.48	27	MEREG
4155957004	CLSREG	1,368,829.90	1,376,275.46	4/1/2005	6/1/2005	12/1/2007	6/1/2005	48,514.12	31	MEREG
4155965002	SEREG	132,942.00	121,122.78	10/29/2004	12/1/2004	11/1/2009	6/1/2005	2,491.16	54	FPFRRG
4155983001	CAFSSW	644,025.00	557,750.91	6/30/2004	8/1/2004	7/1/2009	5/1/2005	12,128.09	51	FPFRRG
4156131001	NOEAST	202,167.00	184,042.46	10/12/2004	12/1/2004	11/1/2009	6/1/2005	3,870.96	54	FPFRRG
4156154003	SOWSRG	1,432,000.00	1,412,111.11	4/1/2005	5/1/2005	4/1/2011	6/1/2005	19,888.89	71	TTIREG
4156228001	CAFNER	3,240,000.00	2,495,296.73	8/2/2004	8/2/2004	8/1/2007	5/2/2005	100,080.69	28	MENQSI
4156274002	CAFPHI	208,600.00	189,853.98	11/10/2004	1/1/2005	12/1/2008	5/1/2005	4,943.14	44	FPFRRG
4156367002	CAFSSW	918,347.35	865,304.24	2/10/2005	3/1/2005	2/1/2009	5/1/2005	21,041.19	46	FPFRRG
4156409003	NOEAST	236,953.93	223,519.52	12/17/2004	2/1/2005	1/1/2010	5/1/2005	4,571.22	57	FPFRRG
4156425001	CAFSF	1,319,067.46	1,206,379.21	10/29/2004	12/1/2004	11/1/2009	5/1/2005	26,088.01	55	FPFRRG
4156425002	CAFSF	195,375.37	184,349.33	12/29/2004	2/1/2005	1/1/2010	5/1/2005	3,885.28	57	FPFRRG
4156456006	CAFSSW	204,378.65	204,378.65	5/4/2005	6/1/2005	5/1/2011	6/1/2005	3,388.81	72	FPFRRG
4156493008	CALREG	92,006.00	79,602.36	10/8/2004	11/8/2004	10/8/2008	5/8/2005	2,106.56	42	FPFRRG
4156493009	CALREG	180,696.00	159,796.25	10/13/2004	11/13/2004	10/13/2008	5/13/2005	4,133.12	42	FPFRRG
4156493010	CALREG	180,696.00	159,769.15	10/19/2004	11/19/2004	10/19/2008	5/19/2005	4,127.01	42	FPFRRG
4156493011	CALREG	180,696.00	159,765.53	11/2/2004	12/2/2004	11/2/2008	6/2/2005	4,130.27	42	FPFRRG
4156493012	CALREG	92,006.00	83,160.57	11/10/2004	12/10/2004	11/10/2008	5/10/2005	2,104.28	43	FPFRRG
4156493013	CALREG	180,696.00	163,327.90	11/15/2004	12/15/2004	11/15/2008	5/15/2005	4,145.77	43	FPFRRG
4156493014	CALREG	457,634.00	413,637.59	11/23/2004	12/23/2004	11/23/2008	5/23/2005	10,495.51	43	FPFRRG
4156493015	CALREG	90,348.00	81,697.90	12/1/2004	1/1/2005	12/1/2008	6/1/2005	2,078.20	43	FPFRRG
4156493016	CALREG	188,875.00	170,786.21	12/6/2004	1/6/2005	12/6/2008	5/6/2005	4,351.37	44	FPFRRG
4156493017	CALREG	180,696.00	163,380.08	12/9/2004	1/9/2005	12/9/2008	5/9/2005	4,153.12	44	FPFRRG
4156493018	CALREG	271,044.00	250,282.65	12/17/2004	1/17/2005	12/17/2008	5/17/2005	6,226.00	44	FPFRRG
4156493019	CALREG	271,044.00	250,300.12	1/5/2005	2/5/2005	1/5/2009	6/5/2005	6,245.64	44	FPFRRG
4156493020	CALREG	180,696.00	170,284.57	2/2/2005	3/2/2005	2/2/2009	6/2/2005	4,167.03	45	FPFRRG
4156493021	CALREG	180,696.00	173,756.06	2/16/2005	3/16/2005	2/16/2009	5/16/2005	4,170.31	46	FPFRRG
4156493022	CALREG	90,348.00	86,895.95	2/24/2005	3/24/2005	2/24/2009	5/24/2005	2,088.44	46	FPFRRG
4156493023	CALREG	105,120.00	103,131.07	3/10/2005	4/10/2005	3/10/2009	5/10/2005	2,439.93	47	FPFRRG
4156493024	CALREG	184,012.00	180,515.20	3/18/2005	4/18/2005	3/18/2009	5/18/2005	4,288.70	47	FPFRRG
4156546003	CLSREG	53,222.10	43,438.09	11/17/2004	12/1/2004	6/30/2007	6/1/2005	1,855.00	25	MEREG
4156581002	CLSREG	262,150.37	199,375.31	10/27/2004	2/1/2005	11/1/2006	8/1/2005	34,863.00	16	MEREG
4156583004	CLSREG	104,399.14	98,353.38	1/27/2005	3/1/2005	12/1/2008	6/1/2005	2,551.25	43	MEREG
4156618003	MIDATL	18,583.03	18,583.03	4/29/2005	6/2/2005	5/2/2009	6/2/2005	441.07	48	FPFRRG
4156654002	CAFSSW	950,089.40	852,308.12	11/16/2004	12/1/2004	11/1/2008	6/1/2005	23,962.92	42	FPFRRG
4156655002	CALREG	617,345.28	584,221.95	12/29/2004	1/1/2005	12/30/2011	5/1/2005	8,947.84	80	MENQSI
4156665001	MIDATL	4,965,737.57	4,106,468.79	7/21/2004	9/1/2004	8/1/2008	5/1/2005	111,970.73	40	FPFRRG
4156676005	CALREG	1,060,824.80	1,051,998.79	12/31/2004	2/1/2005	1/1/2012	6/1/2005	15,553.21	80	FPFRRG
4156713002	CAFNER	98,500.00	83,573.17	11/30/2004	1/1/2005	12/1/2009	5/1/2005	1,818.07	56	FPFRRG
4156713003	CAFNER	64,500.00	57,679.68	2/8/2005	3/8/2005	2/8/2010	5/8/2005	1,237.30	58	FPFRRG
4156813002	MIDWES	337,267.10	309,291.99	10/8/2004	11/8/2004	10/8/2009	5/8/2005	6,567.47	54	MEREG
4156813003	MIDWES	161,018.00	150,424.06	10/22/2004	12/1/2004	11/1/2009	5/1/2005	3,137.34	55	MEREG
4156813004	MIDWES	411,079.00	401,590.51	1/19/2005	3/1/2005	2/1/2010	5/1/2005	8,068.29	58	MEREG
4156813005	MIDWES	318,604.48	303,600.71	2/9/2005	3/9/2005	2/9/2008	5/9/2005	9,754.76	34	MEREG
4156813006	MIDWES	364,737.00	365,387.10	4/21/2005	6/1/2005	5/1/2010	6/1/2005	7,967.00	60	MEREG
4156821002	CALREG	51,500.00	45,983.13	12/27/2004	2/1/2005	1/1/2008	6/1/2005	1,599.94	32	FPFRRG

LoanID	Region	OEC	CurrBal	Origination Date	First Due Date	End Date	Next Due Date	Next Rent $	Remaining Term	Product
4156920003	SOWSRG	61,837.51	53,969.64	9/21/2004	11/1/2004	10/1/2008	6/1/2005	1,438.76	41	FPFRRG
4156920004	CAFSSW	234,398.64	221,753.60	1/26/2005	3/1/2005	2/1/2009	6/1/2005	5,618.36	45	FPFRRG
4156920005	CAFSSW	196,398.75	181,459.17	2/2/2005	3/1/2005	2/1/2008	6/1/2005	6,068.18	33	FPFRRG
4156920006	CAFSSW	353,328.38	345,254.46	3/22/2005	5/1/2005	4/1/2008	6/1/2005	11,002.96	35	FPFRRG
4156920007	CAFSSW	502,869.45	494,836.55	3/22/2005	5/1/2005	4/1/2009	6/1/2005	12,133.83	47	FPFRRG
4156940002	CAFSF	3,000,000.00	2,650,000.00	9/24/2004	11/1/2004	10/1/2009	6/1/2005	50,000.00	53	TTIREG
4156945001	CAFSSW	190,000.00	158,118.11	8/6/2004	9/1/2004	8/1/2008	5/1/2005	4,357.18	40	FPFRRG
4157014004	MIDATL	234,435.00	195,362.52	10/15/2004	12/1/2004	11/1/2007	6/1/2005	6,512.08	30	TTIREG
4157014005	MIDATL	234,435.00	201,874.60	11/8/2004	1/1/2005	12/1/2007	6/1/2005	6,512.08	31	TTIREG
4157022002	MIDWES	602,914.60	569,777.41	12/3/2004	1/3/2005	12/3/2011	5/3/2005	9,702.16	80	MENQSI
4157047004	CLSREG	186,344.18	150,110.57	9/28/2004	10/28/2004	9/28/2007	5/28/2005	5,176.23	29	TTIREG
4157047005	CLSREG	143,284.29	126,567.80	9/28/2004	10/28/2004	9/28/2009	5/28/2005	2,388.07	53	TTIREG
4157047006	CLSREG	419,254.48	391,304.20	12/30/2004	1/30/2005	12/30/2009	5/30/2005	6,987.57	56	TTIREG
4157047007	CLSREG	206,049.96	188,879.12	12/29/2004	1/29/2005	12/29/2008	5/29/2005	4,292.71	44	TTIREG
4157047008	CLSREG	41,943.85	37,283.41	12/29/2004	1/29/2005	12/29/2007	5/29/2005	1,165.11	32	TTIREG
4157071003	CAFSTL	300,000.00	252,175.38	12/30/2004	2/3/2005	1/3/2007	5/3/2005	13,242.18	21	MEREG
4157071004	MIDWES	2,400,000.00	2,107,317.05	8/20/2004	10/1/2004	9/1/2009	6/1/2005	58,536.59	52	TTIREG
4157071005	MIDWES	756,000.00	617,400.00	8/4/2004	9/4/2004	8/4/2008	6/4/2005	23,100.00	39	TTIREG
4157154002	NOEAST	874,382.31	828,068.47	12/13/2004	1/13/2005	12/13/2009	5/13/2005	17,375.76	56	MEREG
4157154003	NOEAST	863,476.43	842,554.60	2/11/2005	3/11/2005	2/11/2010	5/11/2005	17,163.13	58	MEREG
4157215002	CAFSSW	249,664.62	249,664.62	4/22/2005	6/1/2005	5/1/2010	6/1/2005	4,846.52	60	FPFRRG
4157218003	CAFSF	334,054.09	305,437.31	10/15/2004	11/15/2004	10/15/2009	5/15/2005	6,577.36	54	FPFRRG
4157292001	CALREG	1,254,475.00	1,182,682.69	12/29/2004	2/1/2005	1/1/2010	5/1/2005	24,598.14	57	FPFRRG
4157417003	CAFPHI	120,000.00	111,466.45	10/28/2004	12/5/2004	11/5/2009	5/5/2005	2,296.29	55	FPFRRG
4157529002	CALREG	97,645.80	88,889.40	10/14/2004	11/14/2004	10/14/2009	5/14/2005	1,811.10	54	FPFRRG
4157529003	CALREG	322,558.00	322,558.00	5/5/2005	6/5/2005	5/5/2010	6/5/2005	6,256.97	60	FPFRRG
4157563002	CAFNER	148,428.00	136,750.31	2/2/2005	3/2/2005	2/2/2008	6/2/2005	4,563.15	33	FPFRRG
4157595012	NOEAST	531,162.00	486,898.50	12/1/2004	1/1/2005	12/1/2009	5/1/2005	8,852.70	56	TTIREG
4157595013	NOEAST	531,162.00	486,898.50	12/1/2004	1/1/2005	12/1/2009	5/1/2005	8,852.70	56	TTIREG
4157595015	NOEAST	695,239.00	648,889.72	12/31/2004	2/1/2005	1/1/2010	5/1/2005	11,587.32	57	TTIREG
4157595016	NOEAST	695,235.00	648,886.00	12/31/2004	2/1/2005	1/1/2010	5/1/2005	11,587.25	57	TTIREG
4157595017	NOEAST	644,584.00	601,611.72	12/31/2004	2/1/2005	1/1/2010	5/1/2005	10,743.07	57	TTIREG
4157595018	NOEAST	644,584.00	601,611.72	12/31/2004	2/1/2005	1/1/2010	5/1/2005	10,743.07	57	TTIREG
4157595019	NOEAST	644,584.00	601,611.72	12/31/2004	2/1/2005	1/1/2010	5/1/2005	10,743.07	57	TTIREG
4157632001	CALREG	152,838.99	139,512.57	10/22/2004	12/1/2004	11/1/2009	5/1/2005	2,820.97	55	FPFRRG
4157633001	CALREG	67,133.25	61,127.41	10/22/2004	12/1/2004	11/1/2009	5/1/2005	1,239.09	55	FPFRRG
4157688002	MIDWES	84,779.00	71,343.64	12/1/2004	12/1/2004	11/30/2007	6/1/2005	2,557.50	30	MENQSI
4157688003	MIDWES	67,784.52	61,964.34	2/25/2005	3/1/2005	2/29/2008	6/1/2005	2,062.71	33	MENQSI
4157701001	CAFSTL	358,000.00	337,622.00	12/31/2004	2/2/2005	1/2/2010	6/2/2005	7,065.20	56	MEREG
4157701002	CAFSTL	89,500.00	86,090.13	1/7/2005	2/7/2005	1/7/2010	5/7/2005	1,766.30	57	MEREG
4157714002	CAFSTL	111,000.00	102,038.10	11/8/2004	12/8/2004	11/8/2007	5/8/2005	2,190.45	31	FPFRRG
4157714003	CAFSTL	496,503.00	456,597.94	11/23/2004	1/5/2005	12/5/2007	5/5/2005	9,810.68	32	FPFRRG
4157775002	SEREG	173,903.98	147,212.67	11/2/2004	12/2/2004	11/2/2007	6/2/2005	5,334.63	30	FPFRRG
4157775003	CAFSER	171,999.98	154,719.20	12/29/2004	2/2/2005	1/2/2008	6/2/2005	5,306.72	32	FPFRRG
4157791003	SEREG	507,285.85	471,149.46	10/18/2004	12/1/2004	11/1/2009	5/1/2005	9,635.35	55	FPFRRG
4157830003	MIDWES	37,375.78	32,692.91	12/29/2004	2/2/2005	7/2/2007	5/2/2005	1,338.46	27	MEREG
4157830004	MIDWES	124,645.05	117,616.91	1/21/2005	3/2/2005	2/2/2009	5/2/2005	2,909.04	46	MEREG
4157830005	MIDWES	250,994.48	236,842.20	1/21/2005	3/2/2005	2/2/2009	5/2/2005	5,857.86	46	MEREG
4157830006	MIDWES	34,318.42	32,383.21	1/21/2005	3/2/2005	2/2/2009	5/2/2005	800.94	46	MEREG
4157830007	MIDWES	132,973.42	133,506.50	4/8/2005	5/9/2005	4/9/2008	5/9/2005	4,079.88	36	MEREG
4157830008	MIDWES	132,973.42	133,506.50	4/8/2005	5/9/2005	4/9/2008	5/9/2005	4,079.88	36	MEREG
4157864001	CAFSSW	341,000.00	320,696.52	12/27/2004	2/1/2005	1/1/2010	6/1/2005	6,566.64	56	FPFRRG
4157867002	CAFPHI	128,719.61	112,820.23	10/20/2004	12/1/2004	11/1/2008	5/1/2005	3,339.21	43	FPFRRG
4157905002	CAFNER	345,000.00	310,201.42	12/28/2004	2/1/2005	1/1/2008	6/1/2005	10,668.38	32	FPFRRG
4157905003	NOEAST	289,489.56	289,130.61	4/21/2005	6/1/2005	5/1/2009	6/1/2005	7,575.76	48	FPFRRG
4157907003	CAFSSW	71,073.00	68,141.46	2/1/2005	3/1/2005	2/1/2010	5/1/2005	1,456.69	58	FPFRRG
4157985002	CAFNER	1,365,122.45	1,136,333.75	11/23/2004	1/1/2005	3/1/2008	5/1/2005	51,532.85	35	FPFRRG
4157985003	CAFNER	383,500.00	355,067.99	12/22/2004	2/1/2005	1/1/2009	5/1/2005	9,068.18	45	FPFRRG
4157985004	CAFNER	536,000.00	536,000.00	3/31/2005	5/1/2005	4/1/2009	5/1/2005	12,879.99	48	FPFRRG
4157986002	CAFPHI	236,184.00	216,068.12	10/27/2004	12/1/2004	11/1/2009	5/1/2005	4,461.11	55	FPFRRG
4157986003	CAFPHI	123,336.00	114,523.72	11/29/2004	1/1/2005	12/1/2009	5/1/2005	2,340.60	56	FPFRRG
4157986004	CAFPHI	87,434.65	82,670.15	12/13/2004	2/1/2005	1/1/2010	5/1/2005	1,674.28	57	FPFRRG
4157986005	CAFPHI	122,906.00	122,906.00	4/22/2005	6/2/2005	5/2/2010	6/2/2005	2,848.99	60	FPFRRG
4158045002	CAFSTL	198,910.00	182,349.08	10/18/2004	12/1/2004	10/1/2008	6/1/2005	3,752.27	41	FPFRRG
4158045003	CAFSTL	198,910.00	193,161.38	3/4/2005	4/4/2005	3/4/2010	6/4/2005	3,920.61	58	MEREG
4158131002	CAFSER	151,000.00	139,943.20	12/30/2004	2/10/2005	1/10/2009	5/10/2005	3,576.58	45	FPFRRG
4158153001	CAFSF	336,750.00	300,344.64	10/28/2004	11/1/2004	10/1/2009	6/1/2005	6,397.00	53	FPFRRG
4158211003	CLSREG	134,231.23	98,832.47	11/16/2004	12/30/2004	9/30/2006	5/30/2005	6,492.41	17	MEREG
4158211004	CLSREG	110,365.54	92,056.55	11/16/2004	12/30/2004	9/30/2007	5/30/2005	3,574.47	29	MEREG
4158211005	CLSREG	211,956.22	183,181.13	12/2/2004	1/30/2005	10/30/2007	5/30/2005	6,910.00	30	MEREG
4158218004	CALREG	5,369,552.23	4,059,635.65	9/24/2004	11/1/2004	10/1/2007	7/1/2005	163,327.85	28	FPFRRG
4158224002	CAFNER	75,075.00	68,554.19	10/19/2004	12/1/2004	11/1/2009	6/1/2005	1,454.16	54	FPFRRG
4158224003	CAFNER	535,550.00	496,483.89	11/15/2004	1/1/2005	12/1/2009	6/1/2005	10,349.35	55	FPFRRG
4158224004	CAFNER	535,550.00	504,802.70	12/2/2004	1/10/2005	12/10/2009	5/10/2005	10,407.82	56	FPFRRG
4158224005	CAFNER	618,230.00	591,472.23	12/22/2004	2/10/2005	1/10/2010	5/10/2005	12,004.03	57	FPFRRG
4158224006	CAFNER	169,000.00	164,186.15	1/21/2005	3/10/2005	2/10/2010	5/10/2005	3,298.92	58	FPFRRG
4158224007	CAFNER	535,550.00	519,944.31	2/1/2005	3/10/2005	2/10/2010	5/10/2005	10,454.08	58	FPFRRG
4158270004	CAFSF	2,558,584.08	2,460,965.21	12/27/2004	2/1/2005	1/1/2012	6/1/2005	37,573.78	80	FPFRRG
4158270006	CAFSF	669,178.26	669,178.26	5/4/2005	7/1/2005	1/1/2012	7/1/2005	13,629.20	79	FPFRRG
4158295002	CAFSTL	728,560.00	660,850.06	9/29/2004	11/1/2004	10/1/2009	5/1/2005	15,034.01	54	FPFRRG
4158295003	CAFSTL	509,992.00	471,704.09	10/8/2004	12/1/2004	11/1/2009	5/1/2005	10,537.31	55	FPFRRG
4158306001	MIDATL	136,646.34	119,797.47	10/13/2004	12/1/2004	11/1/2007	5/1/2005	4,141.34	31	FPFRRG
4158306005	MIDATL	406,159.08	365,707.68	12/3/2004	1/3/2005	12/3/2007	5/3/2005	12,308.42	32	FPFRRG
4158306007	MIDATL	571,308.58	571,308.58	1/24/2005	3/1/2005	2/1/2008	5/1/2005	18,516.63	34	FPFRRG
4158306008	MIDATL	410,633.76	410,633.76	3/25/2005	5/1/2005	4/1/2008	5/1/2005	12,597.56	36	FPFRRG
4158306009	MIDATL	516,821.64	516,821.64	4/1/2005	5/1/2005	4/1/2008	5/1/2005	15,857.55	36	FPFRRG
4158306010	MIDATL	78,545.00	78,545.00	4/29/2005	6/2/2005	5/2/2008	6/2/2005	2,403.47	36	FPFRRG
4158343002	CAFPHI	545,135.93	496,729.73	11/2/2004	12/2/2004	11/2/2009	5/2/2005	10,168.00	55	FPFRRG
4158362002	MIDWES	290,000.00	252,481.29	12/3/2004	1/3/2005	12/3/2007	6/3/2005	8,779.07	31	MEREG
4158391002	CAFPHI	172,144.00	168,663.02	4/1/2005	5/1/2005	4/1/2009	5/1/2005	4,525.16	48	FPFRRG

LoanID	Region	OEC	CurrBal	Origination Date	First Due Date	End Date	Next Due Date	Next Rent $	Remaining Term	Product
4158391003	CAFPHI	160,048.06	160,048.06	4/29/2005	6/1/2005	5/1/2009	6/1/2005	4,500.00	48	FPFRRG
4158391004	CAFPHI	55,078.62	55,078.62	5/5/2005	7/1/2005	6/1/2009	7/1/2005	1,558.36	48	FPFRRG
4158396001	CAFSSW	1,000,000.00	889,000.00	10/15/2004	11/10/2004	11/9/2007	5/10/2005	37,000.00	31	TTIREG
4158396002	CAFSSW	330,000.00	313,027.60	2/25/2005	4/1/2005	3/1/2009	6/1/2005	10,238.90	46	FPFRRG
4158396003	CAFSSW	374,548.00	355,284.43	2/25/2005	4/1/2005	3/1/2009	6/1/2005	11,621.09	46	FPFRRG
4158396004	CAFSSW	374,548.00	355,284.43	2/25/2005	4/1/2005	3/1/2009	6/1/2005	11,621.09	46	FPFRRG
4158441002	SOWSRG	84,632.85	71,750.92	12/8/2004	1/1/2005	7/1/2007	6/1/2005	2,949.01	26	MEREG
4158454001	SEREG	1,145,268.75	893,734.13	9/24/2004	10/1/2004	10/30/2007	6/1/2005	33,405.73	29	MENQSI
4158577001	CAFSF	290,244.60	251,985.40	9/29/2004	11/1/2004	10/1/2008	6/1/2005	6,779.21	41	FPFRRG
4158591001	CAFSTL	766,912.50	687,835.98	10/1/2004	11/1/2004	10/1/2009	5/1/2005	14,659.54	54	FPFRRG
4158594001	MIDWES	283,842.84	232,319.22	9/30/2004	11/1/2004	10/1/2007	5/1/2005	8,592.67	30	MEREG
4158622001	CAFSF	471,180.61	418,209.69	10/8/2004	11/8/2004	10/8/2008	5/8/2005	11,063.53	42	FPFRRG
4158623001	MIDWES	2,451,000.00	2,124,414.05	9/30/2004	11/1/2004	10/1/2010	5/1/2005	53,388.03	66	FPFRRG
4158623002	MIDWES	1,401,420.00	1,243,765.30	10/8/2004	11/8/2004	10/8/2010	5/8/2005	31,186.31	66	FPFRRG
4158654001	SEREG	364,912.80	327,481.47	10/5/2004	11/5/2004	10/5/2009	5/5/2005	7,012.44	54	FPFRRG
4158660002	NOEAST	227,290.00	220,617.62	3/2/2005	4/2/2005	3/2/2010	5/2/2005	4,348.80	59	MEREG
4158678001	CAFPHI	237,156.00	200,485.86	10/6/2004	12/1/2004	11/1/2007	5/1/2005	7,212.35	31	FPFRRG
4158678002	CAFPHI	48,760.00	42,564.65	11/24/2004	1/1/2005	12/1/2007	5/1/2005	1,491.18	32	FPFRRG
4158678003	CAFPHI	151,522.00	148,202.18	3/14/2005	5/1/2005	4/1/2008	5/1/2005	4,686.75	36	FPFRRG
4158692001	CLSREG	616,380.76	539,728.66	10/4/2004	10/4/2004	8/3/2009	6/4/2005	12,508.77	51	MENQSI
4158694001	CAFSF	98,340.00	89,769.97	10/7/2004	11/7/2004	10/7/2009	5/7/2005	1,893.22	54	FPFRRG
4158694002	CAFSF	98,340.00	89,678.12	10/15/2004	11/15/2004	10/15/2009	5/15/2005	1,893.72	54	FPFRRG
4158694003	CAFSF	102,249.00	94,738.05	11/12/2004	12/15/2004	11/15/2009	5/15/2005	1,968.70	55	FPFRRG
4158694004	CAFSF	101,254.00	95,399.21	12/13/2004	1/13/2005	12/13/2009	5/13/2005	1,969.13	56	FPFRRG
4158694005	CAFSF	61,000.00	56,406.29	12/15/2004	1/15/2005	12/15/2008	5/15/2005	1,430.50	44	FPFRRG
4158694006	CAFSF	378,266.52	362,412.35	12/30/2004	2/1/2005	1/1/2010	5/1/2005	7,332.97	57	FPFRRG
4158694007	CAFSF	64,907.00	62,452.41	1/25/2005	3/15/2005	2/15/2009	5/15/2005	1,534.80	46	FPFRRG
4158695001	MIDWES	546,917.00	489,239.73	10/6/2004	11/6/2004	10/6/2009	6/6/2005	10,268.46	53	MEREG
4158695002	MIDWES	900,585.00	821,162.22	10/28/2004	12/1/2004	11/1/2009	6/1/2005	17,214.69	54	MEREG
4158695003	MIDWES	234,393.00	216,805.34	12/6/2004	1/6/2005	12/6/2009	6/6/2005	4,415.77	55	MEREG
4158695004	MIDWES	246,117.00	235,421.82	1/25/2005	3/1/2005	2/1/2010	6/1/2005	4,748.98	57	MEREG
4158695005	MIDWES	492,234.00	470,208.75	2/9/2005	3/9/2005	2/9/2010	5/9/2005	9,495.68	58	MEREG
4158710001	CAFSSW	212,080.54	194,256.47	10/8/2004	12/1/2004	11/1/2009	6/1/2005	4,053.93	54	FPFRRG
4158715001	SEREG	163,600.00	150,558.08	10/15/2004	11/15/2004	10/15/2009	5/15/2005	2,851.20	54	FPFRRG
4158715003	SEREG	67,392.00	62,315.76	11/12/2004	12/12/2004	11/12/2009	5/12/2005	1,295.99	55	FPFRRG
4158715004	SEREG	101,088.00	93,420.35	11/22/2004	1/1/2005	12/1/2009	6/1/2005	1,954.31	55	FPFRRG
4158715005	SEREG	168,480.00	158,204.02	12/27/2004	2/1/2005	1/1/2010	6/1/2005	3,254.59	56	FPFRRG
4158715006	SEREG	206,872.00	194,450.17	12/28/2004	2/2/2005	1/2/2010	6/2/2005	3,995.55	56	FPFRRG
4158715007	SEREG	213,220.00	200,417.08	12/28/2004	2/2/2005	1/2/2010	6/2/2005	4,118.16	56	FPFRRG
4158717001	CAFPHI	38,500.00	34,186.43	10/15/2004	12/1/2004	11/1/2008	6/1/2005	908.77	42	FPFRRG
4158717002	CAFPHI	53,781.00	49,111.45	10/15/2004	12/1/2004	11/1/2009	6/1/2005	1,046.25	54	FPFRRG
4158717003	CAFPHI	203,790.40	185,923.88	10/28/2004	12/1/2004	11/1/2009	6/1/2005	3,964.52	54	FPFRRG
4158719001	CLSREG	477,633.05	438,034.36	10/8/2004	12/1/2004	10/30/2009	6/1/2005	9,629.00	53	MEREG
4158727001	CAFSTL	95,331.04	86,901.08	10/8/2004	11/8/2004	10/8/2009	5/8/2005	1,816.10	54	FPFRRG
4158727002	CAFSTL	215,757.52	199,942.95	12/1/2004	1/1/2005	12/1/2009	5/1/2005	4,128.48	56	FPFRRG
4158727003	CAFSTL	458,357.68	431,500.39	12/15/2004	1/15/2005	12/15/2009	5/15/2005	8,750.93	56	FPFRRG
4158727004	CAFSTL	187,531.84	187,531.84	5/6/2005	6/6/2005	5/6/2010	6/6/2005	3,629.88	60	FPFRRG
4158733001	SEREG	142,500.00	134,762.89	10/19/2004	12/5/2004	11/5/2011	6/5/2005	2,153.86	78	FPFRRG
4158762001	CAFSER	1,100,000.00	1,004,740.86	10/7/2004	11/7/2004	10/7/2009	5/7/2005	21,031.59	54	FPFRRG
4158765001	SEREG	639,563.75	554,711.77	10/13/2004	11/13/2004	10/13/2008	5/13/2005	17,853.42	42	FPFRRG
4158779001	NOEAST	298,431.56	271,988.97	11/1/2004	12/1/2004	11/1/2009	6/1/2005	5,755.65	54	FPFRRG
4158792001	CAFSSW	1,500,000.00	1,372,681.55	10/15/2004	12/1/2004	11/1/2009	5/1/2005	28,549.58	55	FPFRRG
4158802001	CAFNER	350,000.00	311,432.06	10/25/2004	12/1/2004	11/1/2008	5/1/2005	8,397.43	43	FPFRRG
4158806001	MIDATL	1,160,865.00	1,041,477.46	11/22/2004	12/1/2004	11/30/2009	6/1/2005	24,305.00	54	FPFRRG
4158811001	MIDATL	296,450.25	266,805.21	10/26/2004	12/1/2004	11/1/2009	6/1/2005	4,940.84	54	TTIREG
4158811002	MIDATL	100,105.18	87,592.06	10/26/2004	12/1/2004	11/1/2008	6/1/2005	2,085.52	42	TTIREG
4158811003	MIDATL	219,735.20	192,268.28	10/26/2004	12/1/2004	11/1/2008	6/1/2005	4,577.82	42	TTIREG
4158811004	MIDATL	132,448.36	121,411.01	11/12/2004	1/2/2005	12/2/2009	6/2/2005	2,207.47	55	TTIREG
4158818001	CAFSF	295,500.00	290,163.56	3/16/2005	5/1/2005	4/1/2009	5/1/2005	7,793.90	48	FPFRRG
4158818002	CAFSF	39,500.00	38,780.82	3/29/2005	5/1/2005	4/1/2009	5/1/2005	954.83	48	FPFRRG
4158820001	NOEAST	199,257.00	181,511.28	10/15/2004	11/15/2004	10/15/2009	5/15/2005	3,767.25	54	FPFRRG
4158828001	SEREG	184,000.00	167,609.91	10/22/2004	12/1/2004	11/1/2009	6/1/2005	3,496.81	54	FPFRRG
4158828002	CAFSER	377,516.39	358,008.71	2/28/2005	4/1/2005	3/1/2008	6/1/2005	11,443.72	34	FPFRRG
4158828003	CAFSER	442,090.00	402,665.58	11/10/2004	12/10/2004	11/10/2009	5/10/2005	8,417.93	55	FPFRRG
4158828004	CAFSER	1,281,840.00	1,187,283.67	12/10/2004	1/10/2005	12/10/2009	5/10/2005	24,573.48	56	FPFRRG
4158833001	CAFSSW	446,876.50	408,888.43	10/27/2004	12/1/2004	11/1/2009	5/1/2005	8,845.87	55	FPFRRG
4158873001	MIDATL	225,250.00	197,093.74	10/26/2004	12/1/2004	11/1/2008	6/1/2005	4,692.71	42	TTIREG
4158881001	CALREG	74,492.96	68,971.62	11/17/2004	12/17/2004	11/17/2009	5/17/2005	1,409.19	55	FPFRRG
4158881002	CALREG	1,680,793.12	1,307,416.24	11/9/2004	12/15/2004	11/15/2006	5/15/2005	75,950.74	19	FPFRRG
4158881003	CALREG	195,102.00	185,481.08	11/17/2004	12/17/2004	11/17/2011	5/17/2005	2,816.61	79	FPFRRG
4158881004	CALREG	100,069.63	94,187.72	12/15/2004	1/15/2005	12/15/2009	5/15/2005	1,904.53	56	FPFRRG
4158881005	CALREG	466,186.45	438,696.66	12/31/2004	2/1/2005	1/1/2010	5/1/2005	8,866.02	57	FPFRRG
4158881006	CALREG	91,772.00	87,404.52	12/31/2004	2/1/2005	1/1/2011	5/1/2005	1,499.36	69	FPFRRG
4158881007	CALREG	100,908.40	96,455.76	1/28/2005	3/1/2005	2/1/2010	5/1/2005	1,926.07	58	FPFRRG
4158881008	CALREG	72,731.25	70,590.32	2/10/2005	3/10/2005	2/10/2010	5/10/2005	1,386.57	58	FPFRRG
4158886001	SOWSRG	955,570.00	860,012.98	11/4/2004	12/1/2004	11/1/2009	6/1/2005	15,926.17	54	TTIREG
4158911001	SOWSRG	906,000.00	826,033.92	10/28/2004	12/1/2004	11/1/2009	6/1/2005	17,753.86	54	FPFRRG
4158911002	SOWSRG	68,599.80	64,632.10	2/2/2005	3/1/2005	2/1/2009	6/1/2005	1,669.63	45	FPFRRG
4158918001	CAFPHI	65,027.99	54,948.01	10/28/2004	12/1/2004	11/1/2007	6/1/2005	1,985.95	30	FPFRRG
4158920001	CAFSF	1,325,138.84	1,212,921.81	10/25/2004	12/15/2004	11/15/2009	5/15/2005	29,843.20	55	FPFRRG
4158920002	CAFSF	45,800.00	41,592.72	11/10/2004	12/15/2004	11/15/2008	5/15/2005	1,096.53	43	FPFRRG
4158966001	CAFPHI	209,417.00	186,161.16	11/5/2004	12/5/2004	11/5/2008	5/5/2005	4,985.65	43	FPFRRG
4158966002	CAFPHI	47,030.00	43,606.61	12/29/2004	2/1/2005	1/1/2009	5/1/2005	1,128.21	45	FPFRRG
4158983001	SOWSRG	2,386,649.00	1,988,874.14	10/26/2004	12/1/2004	11/1/2007	5/1/2005	66,295.81	31	TTIREG
4158992001	CAFNER	536,216.82	487,563.41	10/27/2004	12/1/2004	11/1/2008	6/1/2005	10,167.65	42	FPFRRG
4158992002	CAFNER	162,829.10	150,327.81	11/8/2004	1/1/2005	12/1/2008	6/1/2005	3,096.87	43	FPFRRG
4158992003	CAFNER	560,081.58	517,244.19	12/2/2004	1/2/2005	12/2/2008	6/2/2005	10,702.49	43	FPFRRG
4159016001	CAFSF	188,862.00	175,782.30	11/12/2004	12/10/2004	11/10/2009	5/10/2005	3,704.15	55	FPFRRG
4159058001	SOWSRG	961,603.83	850,972.94	11/15/2004	12/1/2004	11/1/2008	6/1/2005	22,467.81	42	FPFRRG
4159071001	CLSREG	1,183,506.85	1,078,899.33	11/22/2004	11/22/2004	11/21/2009	5/22/2005	23,459.41	55	MEREG

LoanID	Region	OEC	CurrBal	Origination Date	First Due Date	End Date	Next Due Date	Next Rent $	Remaining Term	Product
4159072001	CAFSSW	528,450.00	484,026.79	10/29/2004	12/1/2004	11/1/2009	6/1/2005	10,470.05	54	FPFRRG
4159072002	CAFSSW	528,450.00	491,914.29	11/15/2004	12/15/2004	11/15/2009	5/15/2005	10,478.19	55	FPFRRG
4159072003	CAFSSW	518,450.00	490,224.16	12/8/2004	1/10/2005	12/10/2009	5/10/2005	10,269.92	56	FPFRRG
4159111003	CAFSF	503,871.47	474,573.60	12/23/2004	2/1/2005	1/1/2010	6/1/2005	9,736.56	56	FPFRRG
4159123001	SEREG	160,000.00	144,784.73	11/17/2004	12/17/2004	11/17/2008	5/17/2005	3,646.39	43	FPFRRG
4159123002	SEREG	160,000.00	147,885.47	1/10/2005	2/10/2005	1/10/2009	5/10/2005	3,658.90	45	FPFRRG
4159123003	SEREG	288,000.00	276,957.49	3/2/2005	4/2/2005	3/2/2009	6/2/2005	6,654.63	46	FPFRRG
4159131001	CAFSTL	1,182,853.55	1,002,796.73	10/29/2004	12/1/2004	11/1/2007	5/1/2005	35,700.20	31	FPFRRG
4159131002	CAFSTL	274,463.28	248,921.04	3/4/2005	4/7/2005	9/7/2009	8/7/2005	5,828.12	50	MEREG
4159134001	CLSREG	3,332,092.86	3,010,191.56	11/23/2004	12/1/2004	9/30/2009	5/1/2005	52,684.76	53	TTIREG
4159189001	SEREG	2,731,212.26	2,507,619.99	11/5/2004	12/5/2004	11/5/2008	6/5/2005	49,633.60	42	FPFRRG
4159189002	SEREG	1,520,478.81	1,414,553.44	11/12/2004	12/12/2004	11/12/2008	5/12/2005	28,040.57	43	FPFRRG
4159190001	CLSREG	1,017,848.30	938,441.96	11/3/2004	12/1/2004	12/30/2009	6/1/2005	17,763.69	55	MEREG
4159205001	MIDWES	50,250.00	40,946.47	11/5/2004	11/5/2004	11/4/2007	6/5/2005	1,525.22	30	MENQSI
4159205002	MIDWES	231,723.41	170,978.67	12/29/2004	1/2/2005	1/1/2009	6/2/2005	4,492.32	44	MENQSI
4159207001	SEREG	255,000.00	237,910.33	11/4/2004	12/4/2004	11/4/2008	5/4/2005	4,764.31	43	FPFRRG
4159222001	CAFPHI	302,047.00	280,832.33	11/8/2004	1/1/2005	12/1/2009	5/1/2005	5,790.60	56	FPFRRG
4159223001	NOEAST	2,333,700.00	2,239,996.71	12/22/2004	2/1/2005	1/1/2012	5/1/2005	32,009.12	81	FPFRRG
4159259001	CAFNER	360,873.53	319,067.42	11/30/2004	1/1/2005	12/1/2008	6/1/2005	8,608.12	43	FPFRRG
4159266001	NOEAST	157,420.00	145,803.85	11/15/2004	12/15/2004	11/15/2009	5/15/2005	3,014.65	55	FPFRRG
4159266002	NOEAST	783,640.00	737,799.00	12/20/2004	2/1/2005	1/1/2010	6/1/2005	15,069.04	56	FPFRRG
4159266003	NOEAST	112,256.00	109,394.19	4/1/2005	5/1/2005	4/1/2010	6/1/2005	2,192.74	59	FPFRRG
4159268001	CAFSSW	596,988.00	552,740.63	11/10/2004	12/10/2004	11/10/2008	5/10/2005	11,940.81	43	FPFRRG
4159286001	CAFPHI	97,340.00	92,738.71	12/3/2004	1/3/2005	12/3/2011	5/3/2005	1,462.47	80	FPFRRG
4159286002	CAFPHI	206,668.84	198,883.28	12/10/2004	1/10/2005	12/10/2011	5/10/2005	3,105.06	80	FPFRRG
4159300001	SEREG	3,544,944.45	3,076,339.66	11/15/2004	12/15/2004	11/15/2007	5/15/2005	104,823.83	31	FPFRRG
4159300002	SEREG	1,845,205.91	1,707,028.33	11/15/2004	12/15/2004	11/15/2009	5/15/2005	34,500.99	55	FPFRRG
4159300003	SEREG	1,841,755.25	1,599,366.89	11/15/2004	12/15/2004	11/15/2007	5/15/2005	54,490.73	31	FPFRRG
4159300004	SEREG	477,000.00	453,087.58	11/15/2004	12/15/2004	11/15/2011	5/15/2005	6,771.05	79	FPFRRG
4159304001	CALREG	295,086.12	267,331.33	11/15/2004	12/15/2004	11/15/2008	5/15/2005	6,892.28	43	FPFRRG
4159320001	CAFSTL	111,000.00	102,878.20	11/15/2004	12/15/2004	11/15/2009	5/15/2005	2,127.92	55	FPFRRG
4159326001	CAFSF	186,375.00	176,380.44	12/7/2004	2/1/2005	1/1/2010	6/1/2005	3,708.84	56	FPFRRG
4159327001	MIDWES	6,103,711.53	5,824,012.46	11/12/2004	12/12/2004	11/12/2011	5/12/2005	88,961.72	79	MEREG
4159327007	MIDWES	1,396,988.54	1,400,556.68	4/15/2005	5/15/2005	4/15/2010	5/15/2005	27,092.23	60	MEREG
4159345001	CAFSER	5,733,412.78	5,100,680.62	12/1/2004	1/1/2005	6/1/2008	5/1/2005	127,714.68	38	TTIREG
4159353001	CAFNER	395,286.68	373,628.24	11/19/2004	1/1/2005	12/1/2009	6/1/2005	9,323.61	55	FPFRRG
4159353002	CAFNER	66,088.38	64,453.03	4/1/2005	5/1/2005	4/1/2008	5/1/2005	2,072.07	36	FPFRRG
4159367001	CALREG	1,883,838.85	1,707,850.58	11/19/2004	1/1/2005	12/1/2008	6/1/2005	44,207.47	43	FPFRRG
4159409001	CAFSTL	436,962.00	412,264.65	11/15/2004	12/15/2004	11/15/2010	5/15/2005	7,200.25	67	MEREG
4159409002	CAFSTL	45,996.00	43,842.59	12/30/2004	2/1/2005	1/1/2011	6/1/2005	759.70	68	MEREG
4159413001	CAFNER	500,000.00	436,699.15	11/23/2004	1/1/2005	12/1/2007	5/1/2005	15,478.95	32	FPFRRG
4159415001	CAFSTL	209,000.00	197,337.26	11/15/2004	12/15/2004	11/15/2009	5/15/2005	3,425.69	55	MEREG
4159415002	CAFSTL	313,500.00	303,737.93	12/30/2004	2/2/2005	1/2/2010	5/2/2005	5,142.69	57	MEREG
4159416001	SEREG	2,000,000.00	1,842,757.37	11/23/2004	1/1/2005	12/1/2009	6/1/2005	41,644.18	55	FPFRRG
4159448001	MIDATL	262,726.10	237,825.93	11/24/2004	12/25/2004	11/25/2008	5/25/2005	6,142.55	43	FPFRRG
4159448002	MIDATL	1,335,382.08	1,237,083.79	11/24/2004	12/25/2004	11/25/2009	5/25/2005	25,752.89	55	FPFRRG
4159448003	MIDATL	2,662,390.37	2,503,767.51	11/24/2004	12/25/2004	11/25/2010	5/25/2005	44,044.66	67	FPFRRG
4159455001	CAFSF	2,500,000.00	2,319,381.98	11/23/2004	1/1/2005	12/1/2009	5/1/2005	48,553.18	56	FPFRRG
4159460001	CAFSER	286,482.93	265,900.22	11/19/2004	1/1/2005	12/1/2009	6/1/2005	5,542.83	55	FPFRRG
4159460002	CAFSER	380,000.00	352,129.96	11/29/2004	1/1/2005	12/1/2009	6/1/2005	7,340.06	55	FPFRRG
4159460003	CAFSER	375,000.00	375,000.00	4/22/2005	6/3/2005	5/3/2010	6/3/2005	7,419.80	60	FPFRRG
4159490001	CAFNER	700,000.00	678,029.94	12/20/2004	2/1/2005	1/1/2015	5/1/2005	8,900.00	117	FPFRRG
4159497001	SEREG	1,120,361.48	983,519.31	11/19/2004	12/1/2004	12/1/2007	5/1/2005	33,354.57	32	MEREG
4159502001	CAFSER	774,477.60	711,905.58	11/23/2004	1/10/2005	6/10/2009	5/10/2005	16,301.37	50	FPFRRG
4159507001	MIDATL	554,310.20	504,348.11	11/23/2004	1/1/2005	12/1/2008	5/1/2005	13,363.63	44	FPFRRG
4159526001	SEREG	752,726.00	716,391.35	11/23/2004	1/1/2005	12/1/2011	6/1/2005	10,920.18	79	FPFRRG
4159528001	CAFSSW	869,675.00	818,043.79	11/22/2004	1/1/2005	1/1/2009	5/1/2005	15,623.78	45	FPFRRG
4159531001	CAFSER	953,424.60	899,110.07	11/24/2004	1/14/2005	12/14/2009	5/14/2005	18,339.50	56	FPFRRG
4159576001	SOWSRG	611,551.92	554,060.22	12/3/2004	1/1/2005	12/1/2008	5/1/2005	14,376.24	44	FPFRRG
4159576002	SOWSRG	259,979.92	240,134.30	12/29/2004	1/17/2005	12/17/2008	5/17/2005	6,135.48	44	FPFRRG
4159583001	CAFPHI	372,914.11	338,062.93	12/1/2004	1/2/2005	12/2/2008	5/2/2005	8,768.60	44	FPFRRG
4159592001	CALREG	1,000,000.00	941,278.35	11/24/2004	1/15/2005	12/15/2009	5/15/2005	19,073.48	56	FPFRRG
4159594001	CAFSTL	185,948.95	167,980.42	11/24/2004	1/6/2005	12/6/2007	5/6/2005	5,750.95	32	MEREG
4159594002	CAFSTL	189,000.00	173,871.54	12/22/2004	2/4/2005	1/4/2008	5/4/2005	5,777.65	33	MEREG
4159594003	CAFSTL	48,666.00	46,464.29	2/4/2005	3/4/2005	2/4/2008	5/4/2005	1,505.65	34	MEREG
4159614001	CLSREG	138,552.00	119,491.54	11/24/2004	11/24/2004	11/23/2008	5/24/2005	3,330.77	43	MENQSI
4159614002	CLSREG	277,104.00	251,926.37	12/3/2004	12/3/2004	12/2/2008	5/3/2005	6,684.93	44	MENQSI
4159614003	CLSREG	415,656.00	376,351.33	12/21/2004	12/21/2004	12/20/2008	5/21/2005	9,995.99	44	MENQSI
4159614004	CLSREG	554,208.00	514,211.73	12/31/2004	1/1/2005	12/30/2008	5/1/2005	13,340.29	44	MENQSI
4159689001	CAFPHI	276,362.50	256,528.38	12/3/2004	1/3/2005	12/3/2009	5/3/2005	5,402.17	56	FPFRRG
4159698001	MIDATL	95,029.01	85,368.55	12/3/2004	1/3/2005	12/3/2007	5/3/2005	2,879.80	32	FPFRRG
4159698002	MIDATL	28,612.50	28,612.50	4/1/2005	5/2/2005	4/2/2008	5/2/2005	878.47	36	FPFRRG
4159702001	CAFSF	1,458,800.00	1,353,234.12	12/21/2004	2/1/2005	1/1/2009	5/1/2005	35,456.29	45	FPFRRG
4159726001	CAFNER	1,436,026.89	1,303,220.56	12/7/2004	1/7/2005	12/7/2008	5/7/2005	41,075.44	44	FPFRRG
4159733001	MIDATL	2,700,000.00	2,493,686.63	12/7/2004	1/7/2005	12/7/2008	5/7/2005	63,149.95	44	FPFRRG
4159745001	CAFSTL	153,440.00	142,247.80	12/3/2004	1/3/2005	12/3/2009	6/3/2005	2,948.62	55	FPFRRG
4159745002	CAFSTL	230,160.00	216,829.59	12/30/2004	2/2/2005	1/2/2010	6/2/2005	4,424.34	56	FPFRRG
4159785001	CAFSTL	203,945.21	189,274.68	12/3/2004	1/5/2005	12/5/2009	5/5/2005	4,016.64	56	MEREG
4159785002	CAFSTL	574,942.50	568,669.68	3/14/2005	4/14/2005	3/14/2010	5/14/2005	11,381.12	59	MEREG
4159788001	CAFSF	429,135.60	408,875.62	12/17/2004	1/17/2005	12/17/2011	5/17/2005	6,238.35	80	FPFRRG
4159794001	CAFSSW	366,075.21	331,011.33	12/6/2004	1/2/2005	12/2/2008	6/2/2005	8,544.75	43	FPFRRG
4159794002	CAFSSW	274,328.38	264,720.23	2/9/2005	4/2/2005	3/2/2009	6/2/2005	6,449.09	46	FPFRRG
4159794003	CAFSSW	1,520,000.00	1,504,353.98	3/15/2005	4/15/2005	3/15/2012	5/15/2005	21,979.78	83	FPFRRG
4159799001	CALREG	618,048.00	581,926.79	12/3/2004	2/1/2005	1/1/2010	5/1/2005	11,862.57	57	FPFRRG
4159799002	CALREG	849,816.00	799,974.04	12/15/2004	2/1/2005	1/1/2010	5/1/2005	16,252.09	57	FPFRRG
4159799003	CALREG	772,560.00	727,302.32	12/28/2004	2/1/2005	1/1/2010	5/1/2005	14,792.48	57	FPFRRG
4159823001	CAFSSW	797,117.50	738,052.77	12/8/2004	1/10/2005	12/10/2008	5/10/2005	18,692.99	44	FPFRRG
4159827002	CAFNER	232,640.00	225,544.11	3/23/2005	4/1/2005	4/1/2008	5/1/2005	7,414.12	36	MENQSI
4159843001	CAFSTL	283,950.00	267,463.62	12/28/2004	2/2/2005	1/2/2010	5/2/2005	5,472.25	57	FPFRRG
4159866001	MIDWES	1,492,000.00	1,422,714.73	12/28/2004	2/2/2005	1/2/2011	5/2/2005	25,002.35	69	MEREG

LoanID	Region	OEC	CurrBal	Origination Date	First Due Date	End Date	Next Due Date	Next Rent $	Remaining Term	Product
4159866003	MIDWES	2,718,585.23	2,551,504.30	12/30/2004	1/1/2005	12/30/2010	5/1/2005	46,817.00	68	MEREG
4159867001	MIDWES	250,000.00	243,200.89	12/14/2004	1/14/2005	12/14/2012	5/14/2005	3,278.24	92	MEREG
4159873001	CAFSTL	1,319,517.00	1,265,159.03	12/10/2004	1/10/2005	12/10/2009	5/10/2005	22,520.87	56	MEREG
4159874001	SEREG	362,000.00	306,023.31	12/10/2004	1/10/2005	12/10/2006	5/10/2005	16,280.78	20	FPFRRG
4159907001	CAFSER	735,001.20	675,839.18	12/9/2004	1/9/2005	12/9/2008	5/9/2005	19,414.54	44	FPFRRG
4159924001	CAFSSW	500,000.00	463,387.49	12/10/2004	1/10/2005	12/10/2008	5/10/2005	11,973.12	44	FPFRRG
4159929001	SEREG	440,000.00	398,095.24	12/15/2004	2/1/2005	7/1/2008	6/1/2005	10,476.19	38	TTIREG
4159930001	CAFSTL	711,204.92	663,791.24	12/30/2004	2/2/2005	1/2/2010	6/2/2005	11,853.42	56	TTIREG
4159931001	CAFSER	112,000.00	103,800.49	12/14/2004	1/14/2005	12/14/2008	5/14/2005	2,681.98	44	FPFRRG
4159932001	SOWSRG	1,160,000.00	1,081,733.39	12/14/2004	1/10/2005	6/10/2009	5/10/2005	23,948.79	50	FPFRRG
4159943001	CLSREG	1,120,614.28	971,175.71	12/9/2004	1/1/2005	11/1/2007	6/1/2005	35,049.00	30	MEREG
4159949001	SEREG	1,159,230.00	1,138,597.95	12/28/2004	2/10/2005	1/10/2014	5/10/2005	14,591.90	105	FPFRRG
4159967001	CAFNER	277,400.00	267,020.55	12/17/2004	2/1/2005	1/1/2012	5/1/2005	4,200.28	81	FPFRRG
4159975001	CLSREG	625,649.71	588,620.05	12/29/2004	1/21/2005	10/21/2009	5/21/2005	12,582.51	54	MEREG
4159975002	CLSREG	990,059.65	952,280.63	12/29/2004	2/7/2005	12/7/2009	5/7/2005	19,681.18	56	MEREG
4159982001	CLSREG	885,578.84	713,973.45	12/14/2004	1/1/2005	4/1/2007	7/1/2005	95,310.35	22	MEREG
4159982002	CLSREG	332,628.16	303,343.26	12/31/2004	4/1/2005	7/1/2007	7/1/2005	36,307.53	25	MEREG
4159982003	CLSREG	332,628.16	303,343.26	12/31/2004	4/1/2005	7/1/2007	7/1/2005	36,307.53	25	MEREG
4159986001	CALREG	5,678,167.43	5,159,926.22	12/31/2004	2/1/2005	1/1/2008	5/1/2005	157,726.87	33	TTIREG
4159986002	CALREG	5,122,033.11	4,654,549.74	12/31/2004	2/1/2005	1/1/2008	5/1/2005	142,278.70	33	TTIREG
4160009001	SEREG	1,525,457.56	1,438,843.10	12/22/2004	2/1/2005	1/1/2010	6/1/2005	29,557.15	56	FPFRRG
4160019001	NOEAST	757,262.07	657,519.07	12/31/2004	1/1/2005	12/30/2007	5/1/2005	23,267.29	32	MENQSI
4160031001	MIDATL	436,979.80	412,634.26	12/21/2004	2/5/2005	1/5/2010	6/5/2005	8,469.83	56	FPFRRG
4160033001	CAFSTL	3,365,511.60	2,923,608.99	12/17/2004	2/10/2005	1/10/2008	5/10/2005	122,100.00	33	FPFRRG
4160034001	SEREG	1,013,614.21	953,215.69	12/22/2004	1/22/2005	12/22/2009	5/22/2005	19,314.46	56	FPFRRG
4160036001	CAFNER	258,845.80	233,176.38	12/22/2004	1/1/2005	12/30/2009	5/1/2005	5,105.00	56	MENQSI
4160060001	SOWSRG	1,193,940.20	1,154,282.37	12/22/2004	2/9/2005	1/9/2011	5/9/2005	19,477.51	69	FPFRRG
4160060002	SOWSRG	299,683.80	289,480.65	12/28/2004	2/9/2005	1/9/2011	5/9/2005	4,883.13	69	FPFRRG
4160064001	SEREG	364,622.92	346,084.45	12/17/2004	2/10/2005	1/10/2009	5/10/2005	8,606.41	45	FPFRRG
4160070001	NOEAST	64,507.00	60,812.60	12/22/2004	2/1/2005	1/1/2010	5/1/2005	1,232.01	57	FPFRRG
4160082001	CALREG	1,980,402.14	1,824,361.66	1/21/2005	3/15/2005	2/15/2007	5/15/2005	88,353.81	22	FPFRRG
4160083001	SOWSRG	2,139,000.00	2,038,570.92	12/21/2004	2/2/2005	1/2/2011	6/2/2005	33,570.35	68	FPFRRG
4160093001	SEREG	315,000.00	292,033.59	12/29/2004	2/1/2005	1/1/2009	6/1/2005	7,579.66	44	FPFRRG
4160098001	NOEAST	535,119.02	495,894.20	12/17/2004	2/1/2005	1/1/2009	5/1/2005	12,764.50	45	FPFRRG
4160103001	CAFPHI	694,500.00	648,200.00	12/28/2004	2/5/2005	1/5/2010	5/5/2005	11,575.00	57	TTIREG
4160106001	CAFSER	281,801.64	269,401.10	12/22/2004	2/1/2005	1/1/2010	5/1/2005	4,808.80	57	FPFRRG
4160110001	CAFSER	637,260.00	622,968.00	12/22/2004	2/1/2005	1/1/2012	6/1/2005	9,769.10	80	FPFRRG
4160150001	CALREG	2,598,000.00	2,453,149.91	12/29/2004	2/1/2005	1/1/2011	5/1/2005	41,948.56	69	FPFRRG
4160150002	CALREG	1,500,000.00	1,353,769.78	12/29/2004	2/1/2005	1/1/2009	5/1/2005	40,000.00	45	FPFRRG
4160150003	CALREG	1,719,459.56	1,604,543.78	12/29/2004	2/1/2005	1/1/2010	5/1/2005	32,460.14	57	FPFRRG
4160153001	CAFSER	190,710.35	171,611.48	12/30/2004	2/1/2005	1/1/2008	5/1/2005	5,954.20	33	FPFRRG
4160181001	NOEAST	2,750,092.00	2,645,770.27	12/29/2004	2/1/2005	1/1/2012	5/1/2005	39,780.53	81	FPFRRG
4160186002	SEREG	305,349.50	289,729.45	12/31/2004	3/1/2005	12/1/2009	6/1/2005	6,941.22	55	FPFRRG
4160190001	CLSREG	277,258.09	245,334.87	12/28/2004	2/1/2005	9/30/2007	6/1/2005	9,492.00	28	MEREG
4160190002	CLSREG	297,003.82	262,807.07	12/28/2004	2/1/2005	9/30/2007	6/1/2005	10,168.00	28	MEREG
4160190003	CLSREG	1,184,035.56	1,090,480.59	1/21/2005	3/1/2005	12/30/2007	6/1/2005	38,518.00	31	MEREG
4160190004	CLSREG	61,345.43	59,857.75	3/8/2005	5/1/2005	12/30/2007	6/1/2005	2,120.00	31	MEREG
4160190005	CLSREG	373,859.90	377,713.46	3/8/2005	5/1/2005	12/30/2007	5/1/2005	12,920.00	32	MEREG
4160207001	CAFSSW	900,000.00	813,664.61	12/30/2004	2/1/2005	1/1/2010	5/1/2005	26,000.00	57	MENQSI
4160211001	MIDWES	5,160,641.62	4,853,532.63	12/20/2004	2/2/2005	1/2/2010	5/2/2005	97,387.67	57	MENQSI
4160213001	MIDWES	905,918.00	850,570.60	12/29/2004	2/4/2005	1/4/2010	5/4/2005	17,329.34	57	MEREG
4160214001	CAFSF	247,825.00	233,753.41	12/22/2004	2/1/2005	1/1/2010	5/1/2005	4,897.88	57	FPFRRG
4160215001	NOEAST	4,521,254.00	4,349,854.41	12/29/2004	2/1/2005	1/1/2012	5/1/2005	65,400.67	81	FPFRRG
4160222001	CLSREG	1,215,630.83	1,055,110.93	12/23/2004	2/1/2005	10/1/2006	5/1/2005	60,958.27	18	MEREG
4160222002	CLSREG	200,542.81	191,811.18	3/4/2005	4/1/2005	11/30/2006	5/1/2005	10,556.60	19	MEREG
4160246001	CAFSSW	2,237,671.44	2,108,388.87	12/31/2004	2/1/2005	1/1/2010	6/1/2005	43,573.29	56	FPFRRG
4160246002	CAFSSW	2,710,390.00	2,710,390.00	5/2/2005	6/1/2005	5/1/2010	6/1/2005	53,464.60	60	FPFRRG
4160252001	CAFPHI	1,689,073.00	1,651,161.88	2/7/2005	4/1/2005	3/1/2012	5/1/2005	30,956.65	83	FPFRRG
4160256001	NOEAST	758,352.37	680,257.10	12/31/2004	2/1/2005	1/1/2008	5/1/2005	23,005.32	33	FPFRRG
4160259001	SEREG	878,827.40	813,090.33	12/31/2004	2/1/2005	1/1/2009	6/1/2005	20,606.43	44	FPFRRG
4160261001	MIDWES	361,748.65	324,567.47	12/30/2004	2/3/2005	1/3/2008	5/3/2005	11,021.49	33	MEREG
4160262001	MIDWES	1,976,857.32	1,627,567.35	12/29/2004	2/2/2005	1/2/2008	7/2/2005	162,673.58	31	MENQSI
4160263001	CAFSTL	1,600,000.00	1,511,286.06	12/29/2004	2/2/2005	1/2/2010	5/2/2005	32,000.00	57	MEREG
4160270003	CAFSSW	933,369.04	919,693.20	3/31/2005	5/1/2005	4/1/2010	6/1/2005	18,158.05	59	FPFRRG
4160275001	CAFSER	347,640.00	293,025.89	12/29/2004	2/1/2005	1/1/2007	5/1/2005	15,549.27	21	FPFRRG
4160275002	CAFSER	182,531.54	173,762.16	2/14/2005	3/14/2005	2/14/2010	5/14/2005	3,581.96	58	FPFRRG
4160275003	CAFSER	435,300.00	401,137.72	2/14/2005	3/14/2005	2/14/2007	5/14/2005	19,455.26	22	FPFRRG
4160275004	CAFSER	134,940.00	131,141.86	3/1/2005	4/1/2005	3/1/2010	5/1/2005	2,657.55	59	FPFRRG
4160276001	SEREG	2,900,000.00	2,661,246.80	12/29/2004	2/1/2005	1/1/2009	5/1/2005	75,000.00	45	FPFRRG
4160280001	CAFSER	1,800,576.00	1,728,471.82	12/29/2004	2/9/2005	1/9/2010	5/9/2005	35,654.04	57	FPFRRG
4160284001	CALREG	252,895.27	234,380.18	12/31/2004	2/1/2005	1/1/2009	5/1/2005	6,072.33	45	FPFRRG
4160290001	MIDATL	89,241.93	84,001.54	2/22/2005	3/1/2005	9/30/2007	5/1/2005	3,103.20	29	MEREG
4160299001	CAFNER	342,735.00	323,304.83	12/30/2004	2/1/2005	1/1/2010	5/1/2005	6,762.33	57	FPFRRG
4160299002	CAFNER	95,000.00	83,791.49	2/4/2005	3/4/2005	2/4/2007	5/4/2005	4,251.24	22	FPFRRG
4160300002	MIDWES	555,128.35	446,050.00	4/8/2005	4/8/2005	4/7/2010	5/8/2005	13,383.28	60	MENQSI
4160301001	SEREG	1,814,650.00	1,676,354.76	12/30/2004	2/1/2005	1/1/2009	6/1/2005	42,617.11	44	FPFRRG
4160303001	SEREG	2,000,000.00	1,799,439.49	12/28/2004	2/2/2005	1/2/2008	5/2/2005	61,931.10	33	FPFRRG
4160311001	CAFSTL	855,000.00	767,132.11	12/28/2004	2/3/2005	1/3/2008	5/3/2005	25,927.97	33	MENQSI
4160330001	NOEAST	372,500.00	350,760.85	12/30/2004	2/1/2005	1/1/2010	5/1/2005	7,134.11	57	FPFRRG
4160333001	CAFSF	1,124,325.56	1,069,213.05	1/10/2005	2/10/2005	1/10/2010	5/10/2005	23,597.58	57	FPFRRG
4160347001	CLSREG	1,400,000.00	1,349,757.90	12/30/2004	1/28/2005	1/27/2010	4/28/2005	27,913.66	58	MEREG
4160359001	SEREG	5,505,953.06	5,086,749.69	12/29/2004	2/1/2005	1/1/2009	5/1/2005	126,225.36	45	FPFRRG
4160360001	CLSREG	801,485.13	713,763.39	12/30/2004	2/1/2005	11/1/2007	6/1/2005	25,591.33	30	MEREG
4160362001	CLSREG	29,192.51	26,617.14	12/30/2004	2/1/2005	6/1/2008	6/1/2005	795.00	37	MEREG
4160362003	CLSREG	367,449.31	309,256.18	12/30/2004	2/1/2005	1/1/2007	6/1/2005	16,301.00	20	MEREG
4160362004	CLSREG	758,310.90	690,739.86	2/15/2005	3/1/2005	10/30/2007	6/1/2005	25,780.00	29	MEREG
4160362005	CLSREG	160,230.48	155,633.75	4/1/2005	5/1/2005	12/30/2007	6/1/2005	5,508.00	31	MEREG
4160362006	CLSREG	56,259.51	56,584.91	4/1/2005	9/1/2005	7/30/2009	9/1/2005	1,410.00	47	MEREG
4160362007	CLSREG	38,423.86	37,688.10	4/1/2005	5/1/2005	2/28/2009	6/1/2005	958.00	45	MEREG
4160362008	CLSREG	80,460.92	78,071.52	4/1/2005	5/1/2005	11/30/2007	6/1/2005	2,847.00	30	MEREG

LoanID	Region	OEC	CurrBal	Origination Date	First Due Date	End Date	Next Due Date	Next Rent $	Remaining Term	Product
4160369001	CAFPHI	143,525.38	120,681.12	12/29/2004	2/1/2005	1/1/2007	6/1/2005	6,361.72	20	FPFRRG
4160370001	CAFNER	6,282,771.30	5,994,876.48	12/30/2004	2/1/2005	1/1/2011	5/1/2005	106,113.21	69	FPFRRG
4160371001	SOWSRG	2,187,900.00	2,092,742.94	12/30/2004	2/1/2005	1/1/2009	6/1/2005	34,050.87	44	FPFRRG
4160371002	SOWSRG	1,664,285.24	1,589,931.58	12/30/2004	2/1/2005	1/1/2009	6/1/2005	26,390.77	44	FPFRRG
4160371003	SOWSRG	506,679.65	480,979.38	12/30/2004	2/1/2005	1/1/2009	6/1/2005	8,782.45	44	FPFRRG
4160371004	SOWSRG	466,926.33	438,306.36	12/30/2004	2/1/2005	1/1/2009	6/1/2005	9,299.52	44	FPFRRG
4160371005	SOWSRG	323,178.88	311,986.15	12/30/2004	2/1/2005	1/1/2010	6/1/2005	4,318.90	56	FPFRRG
4160374001	CLSREG	3,236,391.03	3,039,909.34	12/30/2004	12/30/2004	1/29/2010	5/30/2005	57,838.68	57	MENQSI
4160375001	MIDWES	3,759,752.59	3,483,127.15	12/30/2004	2/2/2005	1/2/2010	5/2/2005	69,156.36	57	TTIREG
4160376003	MIDATL	2,309,210.70	2,309,210.70	5/6/2005	7/1/2005	6/1/2012	6/1/2005	27,490.60	85	TTIREG
4160376004	MIDATL	457,805.52	457,805.52	5/6/2005	7/1/2005	6/1/2010	6/1/2005	7,630.09	61	TTIREG
4160380002	CALREG	4,958,858.86	4,289,914.54	12/30/2004	2/1/2005	1/1/2008	6/1/2005	151,559.55	32	FPFRRG
4160381001	CLSREG	1,950,000.00	1,877,291.14	12/29/2004	1/27/2005	12/26/2011	5/27/2005	29,958.00	80	MEREG
4160381002	CLSREG	205,280.00	205,695.42	4/20/2005	5/19/2005	4/18/2012	5/19/2005	3,155.00	84	MEREG
4160382001	NOEAST	3,147,027.37	2,907,480.97	12/31/2004	2/15/2005	1/15/2008	5/15/2005	96,826.11	33	FPFRRG
4160395001	SOWSRG	5,000,000.00	4,502,645.26	12/31/2004	2/2/2005	1/2/2008	6/2/2005	155,734.24	32	FPFRRG
4160408001	MIDATL	1,318,000.00	1,208,166.68	12/30/2004	2/1/2005	1/1/2009	6/1/2005	27,458.33	44	TTIREG
4160425001	CLSREG	1,702,536.37	1,579,078.41	12/30/2004	1/1/2005	1/30/2010	6/1/2005	31,610.57	56	MEREG
4160428001	CAFPHI	379,217.96	357,351.56	12/31/2004	2/1/2005	1/1/2010	5/1/2005	7,375.51	57	FPFRRG
4160435001	SEREG	1,442,909.00	1,389,520.96	12/31/2004	2/1/2005	1/1/2010	6/1/2005	19,786.39	56	FPFRRG
4160472001	CALREG	7,325,340.00	7,043,718.42	12/31/2004	2/1/2005	1/1/2011	5/1/2005	108,422.88	69	FPFRRG
4160486001	CLSREG	2,537,716.72	2,423,339.67	12/29/2004	1/22/2005	12/22/2010	5/22/2005	43,207.00	68	MEREG
4160500001	MIDWES	632,320.00	598,269.14	12/31/2004	2/2/2005	1/2/2010	6/2/2005	10,880.08	56	MEREG
4160516001	CAFNER	2,500,000.00	2,333,333.32	12/31/2004	2/1/2005	1/1/2010	5/1/2005	41,666.67	57	TTIREG
4160568001	SOWSRG	484,000.00	435,183.13	12/31/2004	2/2/2005	1/2/2008	6/2/2005	14,883.74	32	FPFRRG
4160574001	CALREG	509,315.53	479,472.26	12/31/2004	2/1/2005	1/1/2010	5/1/2005	9,534.60	57	FPFRRG
4160575001	CAFSER	705,829.92	677,272.79	12/31/2004	2/1/2005	1/1/2010	5/1/2005	13,631.52	57	FPFRRG
4160591001	NOEAST	750,000.00	694,818.59	12/31/2004	2/1/2005	1/1/2009	5/1/2005	17,916.19	45	FPFRRG
4160619001	CALREG	5,203,293.63	4,891,906.70	12/31/2004	2/1/2005	1/1/2010	6/1/2005	99,990.49	56	FPFRRG
4160622001	CLSREG	358,296.04	338,250.75	12/31/2004	4/1/2005	12/30/2008	7/1/2005	27,642.00	42	MEREG
4160622002	CLSREG	439,451.22	414,865.59	12/31/2004	4/1/2005	12/30/2008	7/1/2005	33,903.00	42	MEREG
4160622003	CLSREG	378,750.10	357,560.48	12/31/2004	4/1/2005	12/30/2008	7/1/2005	29,220.00	42	MEREG
4160622004	CLSREG	318,593.38	300,769.30	12/31/2004	4/1/2005	12/30/2008	7/1/2005	24,579.00	42	MEREG
4160622005	CLSREG	299,383.67	282,634.30	12/31/2004	4/1/2005	12/30/2008	7/1/2005	23,097.00	42	MEREG
4160622006	CLSREG	332,592.37	313,985.10	12/31/2004	4/1/2005	12/30/2008	7/1/2005	25,659.00	42	MEREG
4160634001	SOWSRG	2,795,000.00	2,551,182.13	12/31/2004	2/1/2005	1/1/2008	6/1/2005	73,994.42	32	FPFRRG
4160747001	CLSREG	666,900.71	593,345.22	1/11/2005	2/1/2005	11/1/2007	6/1/2005	21,441.00	30	MEREG
4160747002	CLSREG	1,373,793.46	1,337,164.32	3/25/2005	5/1/2005	1/30/2008	6/1/2005	45,898.00	32	MEREG
4160790001	CAFSF	111,161.09	106,259.43	1/27/2005	3/1/2005	2/1/2010	5/1/2005	2,123.31	58	FPFRRG
4160812001	CAFSF	263,019.93	253,348.81	1/24/2005	3/1/2005	2/1/2009	5/1/2005	6,195.14	46	FPFRRG
4160812002	CAFSF	238,248.57	238,248.57	4/25/2005	6/1/2005	5/1/2009	6/1/2005	5,919.53	48	FPFRRG
4160812003	CAFSF	184,000.00	184,000.00	5/4/2005	6/4/2005	5/4/2009	6/4/2005	4,377.99	48	FPFRRG
4160823001	CAFSSW	1,622,055.00	1,524,288.86	1/14/2005	2/14/2005	1/14/2010	5/14/2005	31,396.59	57	FPFRRG
4160832001	CAFSTL	267,032.34	257,966.55	1/19/2005	3/1/2005	2/1/2010	5/1/2005	4,584.48	58	FPFRRG
4160842001	MIDATL	126,703.32	117,369.53	1/24/2005	3/5/2005	2/5/2008	5/5/2005	3,930.09	34	FPFRRG
4160845001	SEREG	351,942.64	337,808.65	1/14/2005	2/14/2005	1/14/2009	5/14/2005	6,426.96	45	FPFRRG
4160847001	MIDWES	1,623,556.00	1,521,491.38	1/19/2005	3/1/2005	2/1/2009	6/1/2005	37,790.41	45	MENQSI
4160847002	MIDWES	550,000.00	525,508.99	2/18/2005	4/1/2005	3/1/2009	6/1/2005	12,897.84	46	MENQSI
4160881001	CLSREG	2,769,829.25	2,577,924.23	1/27/2005	3/1/2005	5/1/2008	6/1/2005	78,908.00	36	MEREG
4160893001	CAFNER	450,000.00	415,678.91	2/1/2005	3/1/2005	1/1/2008	5/1/2005	14,689.28	33	FPFRRG
4160897001	CAFSER	108,060.40	105,223.05	1/25/2005	3/5/2005	3/4/2012	6/5/2005	1,628.76	82	FPFRRG
4160897002	CAFSER	298,943.18	283,083.02	1/25/2005	3/5/2005	2/5/2009	6/5/2005	7,155.95	45	FPFRRG
4160904001	NOEAST	52,519.00	50,289.84	1/26/2005	3/1/2005	2/1/2010	5/1/2005	1,038.95	58	FPFRRG
4160909001	SOWSRG	146,572.16	140,106.46	2/1/2005	3/1/2005	2/1/2010	5/1/2005	2,806.72	58	FPFRRG
4160911001	CAFNER	227,637.60	221,058.19	1/27/2005	3/1/2005	2/1/2010	5/1/2005	4,502.13	58	FPFRRG
4160911003	CAFNER	85,000.00	85,000.00	4/1/2005	5/1/2005	2/1/2010	5/1/2005	1,751.68	58	FPFRRG
4160919001	SEREG	1,001,429.50	986,975.05	3/10/2005	4/10/2005	3/10/2010	5/10/2005	19,123.85	59	FPFRRG
4160919002	SEREG	3,457,745.00	3,391,862.40	3/23/2005	5/1/2005	4/1/2009	5/1/2005	86,313.60	48	FPFRRG
4160919003	SEREG	617,776.20	617,776.20	4/22/2005	5/22/2005	4/22/2010	5/22/2005	11,805.76	60	FPFRRG
4160919004	SEREG	305,100.75	305,100.75	5/3/2005	6/3/2005	5/3/2010	6/3/2005	5,817.21	60	FPFRRG
4160946002	CAFNER	119,402.77	113,509.67	3/4/2005	4/4/2005	3/4/2008	5/4/2005	3,749.92	35	FPFRRG
4160981001	MIDATL	1,903,315.10	1,808,149.34	2/4/2005	3/4/2005	2/4/2010	6/4/2005	31,721.92	57	TTIREG
4160981002	MIDATL	1,339,703.30	1,295,046.54	2/24/2005	4/2/2005	3/2/2010	6/2/2005	22,328.38	58	TTIREG
4161003001	CAFSTL	288,000.00	263,463.38	2/4/2005	3/4/2005	2/4/2008	6/4/2005	9,714.65	33	MEREG
4161015001	CAFNER	454,414.00	435,261.35	1/28/2005	3/1/2005	2/1/2010	6/1/2005	8,987.23	57	FPFRRG
4161039001	CAFSTL	103,575.00	98,673.87	2/7/2005	3/7/2005	2/7/2008	5/7/2005	3,151.42	34	MEREG
4161079001	CAFNER	275,383.00	267,565.84	2/8/2005	3/8/2005	2/8/2010	5/8/2005	5,450.33	58	FPFRRG
4161079002	CAFNER	299,667.30	299,667.30	5/2/2005	6/2/2005	5/2/2010	6/2/2005	5,963.38	60	FPFRRG
4161107001	CALREG	803,700.00	780,542.40	2/18/2005	4/1/2005	3/1/2010	5/1/2005	15,100.62	59	FPFRRG
4161109001	MIDWES	1,688,858.32	1,643,616.11	2/7/2005	3/7/2005	2/7/2009	6/7/2005	32,016.88	45	MEREG
4161109002	MIDWES	1,866,632.88	1,813,782.66	3/4/2005	4/4/2005	3/4/2009	6/4/2005	35,541.97	46	MEREG
4161117001	CLSREG	701,314.83	636,270.41	2/4/2005	4/1/2005	9/30/2007	7/1/2005	76,891.00	27	MEREG
4161151001	CAFPHI	92,936.00	71,870.50	2/8/2005	4/1/2005	3/1/2010	5/1/2005	1,239.15	59	TTIREG
4161151002	CAFPHI	99,323.00	99,323.00	4/8/2005	6/1/2005	5/1/2010	6/1/2005	21,188.91	60	TTIREG
4161151003	CAFPHI	99,258.00	99,258.00	4/27/2005	6/1/2005	5/1/2010	5/1/2005	21,175.04	61	TTIREG
4161185001	CAFSF	268,535.93	260,877.31	2/22/2005	3/22/2005	2/22/2010	5/22/2005	5,294.68	58	FPFRRG
4161208001	SOWSRG	309,456.00	300,209.33	3/8/2005	4/1/2005	3/1/2010	6/1/2005	5,941.01	58	FPFRRG
4161216001	CAFNER	183,750.00	174,514.10	2/15/2005	4/1/2005	3/1/2008	6/1/2005	5,725.92	34	FPFRRG
4161261001	MIDATL	713,534.32	694,000.79	2/18/2005	4/1/2005	3/1/2010	5/1/2005	13,700.90	59	FPFRRG
4161276002	MIDATL	2,000,000.00	1,942,080.08	2/17/2005	4/1/2005	3/1/2010	5/1/2005	37,825.00	59	FPFRRG
4161316001	CAFPHI	564,696.42	544,463.64	2/28/2005	4/1/2005	3/1/2010	5/1/2005	12,957.29	59	FPFRRG
4161323001	SOWSRG	332,389.00	312,067.71	3/1/2005	4/1/2005	3/1/2009	6/1/2005	7,819.89	46	FPFRRG
4161339001	CLSREG	99,854.81	94,303.25	2/18/2005	3/1/2005	10/30/2007	5/1/2005	3,393.66	30	MEREG
4161339002	CLSREG	206,267.22	207,483.24	3/30/2005	5/1/2005	1/30/2008	5/1/2005	6,897.93	33	MEREG
4161357001	MIDWES	500,000.00	475,286.04	2/25/2005	4/1/2005	3/1/2008	6/1/2005	15,426.70	34	MEREG
4161357002	MIDWES	120,000.00	115,709.31	2/25/2005	4/1/2005	3/1/2009	6/1/2005	2,853.70	46	MEREG
4161392001	CLSREG	784,934.07	716,331.35	2/22/2005	3/1/2005	11/30/2007	6/1/2005	25,908.00	30	MEREG
4161426001	CAFNER	735,750.00	715,080.97	3/8/2005	4/8/2005	3/8/2011	5/8/2005	12,315.43	71	FPFRRG
4161438001	CAFSER	581,525.00	566,504.61	2/23/2005	4/1/2005	3/1/2010	6/1/2005	11,560.56	58	FPFRRG
4161443001	SEREG	98,133.92	95,321.28	3/1/2005	4/1/2005	3/1/2010	6/1/2005	1,910.01	58	FPFRRG

LoanID	Region	OEC	CurrBal	Origination Date	First Due Date	End Date	Next Due Date	Next Rent $	Remaining Term	Product
4161443002	SEREG	104,579.13	101,159.69	3/24/2005	5/1/2005	4/1/2010	6/1/2005	2,055.73	59	FPFRRG
4161443003	SEREG	59,268.12	57,330.22	3/24/2005	5/1/2005	4/1/2010	6/1/2005	1,165.04	59	FPFRRG
4161443004	SEREG	59,268.12	59,268.12	4/19/2005	6/1/2005	5/1/2010	6/1/2005	1,163.57	60	FPFRRG
4161443005	SEREG	208,960.61	208,960.61	5/6/2005	6/6/2005	5/6/2010	6/6/2005	4,078.77	60	FPFRRG
4161464001	CLSREG	81,256.61	70,435.67	2/24/2005	3/30/2005	12/30/2006	5/30/2005	3,959.92	20	MEREG
4161464002	CLSREG	56,318.84	51,540.17	2/24/2005	3/30/2005	12/30/2007	5/30/2005	1,839.33	32	MEREG
4161471001	CAFSER	64,347.42	61,148.99	3/2/2005	4/2/2005	3/2/2008	6/2/2005	2,005.44	34	FPFRRG
4161471002	CAFSER	130,879.60	127,669.85	4/1/2005	5/1/2005	4/1/2008	6/1/2005	4,103.46	35	FPFRRG
4161482001	SOWSRG	99,181.00	96,311.03	3/2/2005	4/1/2005	3/1/2010	6/1/2005	1,904.10	58	FPFRRG
4161554001	CLSREG	111,420.05	112,389.57	3/8/2005	5/10/2005	2/9/2009	5/10/2005	8,326.50	46	MENQSI
4161554002	CLSREG	104,374.75	105,346.03	3/4/2005	5/10/2005	2/9/2009	5/10/2005	7,800.00	46	MENQSI
4161554003	CLSREG	103,492.64	101,573.21	3/16/2005	5/24/2005	2/23/2009	5/24/2005	7,800.00	46	MENQSI
4161554004	CLSREG	103,492.64	101,531.03	3/18/2005	5/24/2005	2/23/2009	5/24/2005	7,800.00	46	MENQSI
4161554005	CLSREG	110,478.39	108,211.34	3/16/2005	6/2/2005	3/1/2009	6/2/2005	8,326.50	46	MENQSI
4161554006	CLSREG	110,478.39	108,185.50	4/20/2005	6/24/2005	3/23/2009	6/24/2005	8,326.50	46	MENQSI
4161554007	CLSREG	110,478.39	108,185.50	4/20/2005	6/24/2005	3/23/2009	6/24/2005	8,326.50	46	MENQSI
4161554008	CLSREG	109,960.93	107,296.23	4/29/2005	6/24/2005	3/23/2009	6/24/2005	8,287.50	46	MENQSI
4161554009	CLSREG	110,478.39	107,801.16	4/29/2005	6/24/2005	3/23/2009	6/24/2005	8,326.50	46	MENQSI
4161554010	CLSREG	110,478.39	107,801.94	4/29/2005	6/24/2005	3/23/2009	6/24/2005	8,365.50	46	MENQSI
4161572001	CALREG	411,122.06	407,255.10	3/15/2005	5/1/2005	4/1/2010	6/1/2005	6,063.22	59	FPFRRG
4161577001	NOEAST	1,641,923.00	1,617,625.30	3/9/2005	4/9/2005	3/9/2010	5/9/2005	31,571.64	59	FPFRRG
4161624001	CLSREG	357,203.64	353,697.53	3/4/2005	5/1/2005	3/1/2010	6/1/2005	7,122.65	58	MEREG
4161624002	CLSREG	313,825.75	315,570.65	3/31/2005	6/1/2005	3/30/2009	6/1/2005	7,795.28	46	MEREG
4161634001	SOWSRG	204,886.11	202,636.55	3/10/2005	4/7/2005	3/7/2008	5/7/2005	3,583.95	35	FPFRRG
4161642001	SEREG	3,750,000.00	3,721,665.46	3/4/2005	4/4/2005	3/4/2010	6/4/2005	35,886.83	58	FPFRRG
4161645001	SOWSRG	378,129.24	373,977.55	3/10/2005	4/7/2005	3/7/2008	5/7/2005	6,614.39	35	FPFRRG
4161673001	SOWSRG	269,396.55	254,548.79	3/31/2005	4/15/2005	3/15/2008	5/15/2005	8,407.74	35	FPFRRG
4161739001	SEREG	503,950.00	498,114.17	3/14/2005	4/14/2005	3/14/2010	5/14/2005	8,405.02	59	FPFRRG
4161741001	MIDATL	4,933,514.00	4,830,732.46	3/15/2005	4/15/2005	3/15/2009	5/15/2005	102,781.54	47	TTIREG
4161778001	CAFSF	4,470,000.00	4,435,807.79	4/11/2005	5/11/2005	4/11/2015	5/11/2005	49,648.61	120	FPFRRG
4161850001	CLSREG	647,670.52	626,520.14	3/22/2005	4/1/2005	2/28/2010	6/1/2005	13,098.52	57	MEREG
4161858001	CAFSF	103,071.25	101,641.96	3/25/2005	5/1/2005	4/1/2010	5/1/2005	2,215.00	60	FPFRRG
4161875001	SEREG	1,278,945.00	1,278,945.00	4/27/2005	6/2/2005	5/2/2010	6/2/2005	24,436.09	60	FPFRRG
4161875002	SEREG	800,729.28	800,729.28	5/3/2005	6/3/2005	5/3/2011	6/3/2005	13,013.16	72	FPFRRG
4161877001	NOEAST	761,341.05	750,777.34	3/31/2005	5/1/2005	4/1/2010	6/1/2005	14,895.63	59	FPFRRG
4161877002	NOEAST	453,658.25	453,658.25	4/22/2005	5/22/2005	4/22/2010	5/22/2005	8,872.10	60	FPFRRG
4161885001	MIDATL	479,605.30	467,938.15	3/25/2005	5/1/2005	4/1/2008	6/1/2005	14,713.49	35	FPFRRG
4161885002	MIDATL	500,642.00	491,635.11	3/29/2005	5/1/2005	4/1/2009	6/1/2005	11,916.92	47	FPFRRG
4161885003	MIDATL	465,060.70	456,474.00	4/1/2005	5/1/2005	4/1/2009	6/1/2005	11,084.52	47	FPFRRG
4161885004	MIDATL	92,362.30	90,010.49	4/1/2005	5/1/2005	4/1/2008	6/1/2005	2,833.94	35	FPFRRG
4161887001	SOWSRG	53,889.51	53,119.91	3/28/2005	5/1/2005	4/1/2010	6/1/2005	1,050.41	59	FPFRRG
4161894001	CAFSSW	354,900.00	354,900.00	3/29/2005	5/10/2005	4/10/2009	5/10/2005	8,332.06	48	FPFRRG
4161910001	CLSREG	3,281,301.97	3,300,902.72	3/25/2005	5/1/2005	1/30/2008	5/1/2005	108,428.00	33	MEREG
4161911001	SOWSRG	202,699.21	195,948.56	3/28/2005	4/1/2005	3/30/2010	6/1/2005	4,015.82	58	MENQSI
4161921001	MIDATL	53,000.00	53,000.00	4/1/2005	5/1/2005	4/1/2008	5/1/2005	1,626.15	36	FPFRRG
4161921002	MIDATL	33,306.50	33,306.50	4/29/2005	6/2/2005	5/2/2008	6/2/2005	1,019.17	36	FPFRRG
4161933001	CAFSER	484,881.60	484,881.60	4/1/2005	5/1/2005	4/1/2010	5/1/2005	9,544.15	60	FPFRRG
4161939001	CALREG	281,227.50	276,954.31	3/31/2005	5/1/2005	4/1/2010	6/1/2005	5,571.30	59	FPFRRG
4161952001	SEREG	1,690,278.00	1,674,956.41	4/1/2005	5/1/2005	4/1/2010	6/1/2005	24,168.45	59	FPFRRG
4161952002	SEREG	197,200.00	194,422.45	4/1/2005	5/1/2005	4/1/2010	6/1/2005	3,809.68	59	FPFRRG
4161956001	CAFNER	192,050.00	189,287.52	3/31/2005	5/1/2005	4/1/2010	6/1/2005	3,836.44	59	FPFRRG
4161978001	MIDATL	42,242.30	42,242.30	4/21/2005	6/1/2005	5/1/2008	6/1/2005	1,298.48	36	FPFRRG
4161979001	CAFSSW	357,918.00	351,487.51	4/1/2005	5/1/2005	4/1/2009	6/1/2005	8,585.74	47	FPFRRG
4162014001	CAFSSW	216,700.00	213,623.85	4/1/2005	5/1/2005	4/1/2010	5/1/2005	4,248.11	60	FPFRRG
4162014002	CAFSSW	122,969.96	122,969.96	4/29/2005	6/1/2005	5/1/2010	6/1/2005	2,411.54	60	FPFRRG
4162024001	CALREG	982,151.24	982,151.24	4/29/2005	6/1/2005	5/1/2010	6/1/2005	19,652.29	60	FPFRRG
4162036001	CAFPHI	432,082.66	426,053.21	4/1/2005	5/1/2005	4/1/2010	6/1/2005	8,502.85	59	FPFRRG
4162036002	CAFPHI	125,543.80	125,543.80	4/15/2005	6/1/2005	5/1/2010	6/1/2005	2,472.36	60	FPFRRG
4162046001	NOEAST	258,500.00	249,692.67	4/8/2005	5/8/2005	10/8/2008	5/8/2005	10,886.26	42	FPFRRG
4162051001	CAFSF	2,713,231.54	2,644,688.41	3/31/2005	5/1/2005	4/1/2008	5/1/2005	83,798.18	36	FPFRRG
4162128001	SEREG	724,710.00	708,739.37	4/27/2005	5/1/2005	4/1/2010	6/1/2005	14,496.77	59	MENQSI
4162193001	MIDWES	80,819.00	79,900.14	4/11/2005	4/11/2005	4/10/2012	5/11/2005	1,210.00	84	MENQSI
4162220001	MIDWES	502,160.00	502,520.09	4/26/2005	6/1/2005	5/1/2009	6/1/2005	11,908.63	48	MEREG
4162225001	CAFNER	138,653.20	138,386.60	4/20/2005	6/1/2005	11/1/2008	6/1/2005	4,018.98	42	FPFRRG
4162226001	CAFSTL	332,775.11	332,775.11	5/4/2005	6/4/2005	5/4/2010	6/4/2005	6,439.67	60	MEREG
4162226002	CAFSTL	511,425.00	512,778.14	4/15/2005	5/15/2005	4/15/2010	5/15/2005	9,970.72	60	MEREG
4162226003	CAFSTL	56,825.00	56,825.00	5/4/2005	6/4/2005	5/4/2010	6/4/2005	1,099.64	60	MEREG
4162275001	CAFSER	1,590,646.63	1,590,646.63	4/22/2005	6/1/2005	5/1/2008	6/1/2005	48,823.58	36	FPFRRG
4162276001	SEREG	113,842.47	113,842.47	4/20/2005	5/1/2005	5/1/2012	5/1/2005	1,768.71	85	FPFRRG
4162276002	SEREG	133,000.00	133,000.00	4/22/2005	6/1/2005	5/1/2010	6/1/2005	2,682.86	60	FPFRRG
4162297001	CAFSF	261,746.83	254,374.08	4/14/2005	5/14/2005	4/14/2008	5/14/2005	8,037.37	36	FPFRRG
4162337001	SEREG	565,045.20	565,045.20	4/20/2005	5/15/2005	4/15/2010	5/15/2005	9,195.17	60	FPFRRG
4162358001	MIDWES	1,121,183.01	1,122,697.29	4/22/2005	6/1/2005	5/1/2011	6/1/2005	21,065.82	72	MEREG
4162372001	CAFSTL	457,623.00	449,934.15	4/15/2005	4/15/2005	4/14/2010	5/15/2005	8,889.11	60	MENQSI
4162412001	CAFSSW	91,214.50	91,214.50	4/26/2005	6/1/2005	5/1/2009	6/1/2005	2,196.07	48	FPFRRG
4162412002	CAFSSW	115,983.76	115,983.76	4/26/2005	6/1/2005	5/1/2009	6/1/2005	2,792.98	48	FPFRRG
4162416001	CAFNER	586,648.00	585,396.48	4/21/2005	6/1/2005	5/1/2010	6/1/2005	13,056.99	60	FPFRRG
4162499001	CAFSSW	122,296.50	122,296.50	4/22/2005	6/1/2005	5/1/2010	6/1/2005	2,401.40	60	FPFRRG
4162522001	CAFSSW	1,250,000.00	1,249,998.27	4/28/2005	6/1/2005	5/1/2008	6/1/2005	38,614.87	36	FPFRRG
4162527001	CLSREG	279,174.51	279,620.84	4/21/2005	5/1/2005	1/1/2010	5/1/2005	5,672.10	57	MEREG
4162541001	SOWSRG	475,872.23	475,872.23	4/27/2005	6/1/2005	5/1/2010	6/1/2005	9,374.94	60	FPFRRG
4162545001	NOEAST	7,561,526.50	7,561,526.50	4/27/2005	6/1/2005	5/1/2012	6/1/2005	114,167.68	84	FPFRRG
4162550001	NOEAST	1,498,114.00	1,498,114.00	4/27/2005	6/1/2005	5/1/2012	6/1/2005	22,619.27	84	FPFRRG
4162554001	CAFSSW	455,950.00	455,950.00	4/29/2005	6/1/2005	5/1/2010	6/1/2005	9,053.45	60	FPFRRG
4162674001	CAFPHI	827,000.00	827,000.00	5/4/2005	6/4/2005	5/4/2011	6/4/2005	16,388.51	72	FPFRRG
4162784001	CAFNER	78,300.00	78,300.00	5/5/2005	6/5/2005	5/5/2010	6/5/2005	1,539.50	60	FPFRRG
4162831001	CAFSER	425,000.00	425,000.00	5/6/2005	6/5/2005	5/5/2010	6/5/2005	8,520.96	60	FPFRRG
4162838001	CAFSER	1,434,330.50	1,434,330.50	5/6/2005	6/6/2005	5/6/2010	6/6/2005	28,084.59	60	FPFRRG
4162863001	MIDATL	296,645.83	296,645.83	5/6/2005	6/10/2005	5/10/2011	6/10/2005	4,782.63	72	FPFRRG
4162907001	CLSREG	1,176,066.66	1,176,066.66	5/6/2005	6/1/2005	2/29/2008	6/1/2005	39,119.00	33	MEREG

Schedule II

Schedule of GECT Loans

[attached hereto]

Loan Sale Agreement

LoanID	Region	OEC	CurrBal	Origination Date	First Due Date	End Date	Next Due Date	Next Rent $	Remaining Term	Product
8514059002	PHILLY	103135.00	63993.70	10/26/2004	11/1/2004	4/30/2006	5/1/2005	0.00	11	MENQSI
8522921001	CHICAG	400000.00	118730.73	2/21/2003	2/21/2003	2/20/2006	4/21/2005	24,260.76	9	MENQSI
8523782001	DTROIT	385856.00	236134.73	2/3/2003	2/3/2003	2/2/2008	6/3/2005	8,171.34	33	MENQSI
8524905001	DENVER	345597.92	337418.92	2/16/2005	3/16/2005	2/16/2010	5/16/2005	7,103.80	57	MEREG
8526000001	MILWAK	304131.44	202941.24	7/29/2003	8/1/2003	7/1/2008	6/1/2005	6,009.43	38	MEREG
8526992001	STLOUI	519898.44	211627.61	6/11/2003	6/11/2003	7/10/2006	5/11/2005	15,574.82	14	MENQSI
8528138001	BOSTN	300125.78	241153.80	4/21/2004	4/21/2004	4/20/2009	5/21/2005	5,757.21	47	MENQSI
8530837001	CHICAG	324762.20	301733.59	12/17/2004	12/17/2004	12/16/2009	5/17/2005	6,437.59	55	MENQSI
8532271001	HFSSFG	541250.00	439777.04	2/1/2004	3/15/2004	2/15/2009	5/15/2005	11,367.26	45	MEREG
8533599001	HFSSFG	344842.79	254297.11	8/27/2004	9/1/2004	8/30/2007	5/1/2005	0.00	27	MEREG
8534435001	MANHAT	78674.00	64519.39	6/24/2004	7/1/2004	6/30/2009	5/1/2005	0.00	49	MENQSI
8534857001	PHILLY	238000.00	161203.62	9/2/2004	9/15/2004	10/14/2009	5/15/2005	3,555.62	53	MENQSI
8535023001	NEWYRK	134092.50	122123.94	11/3/2004	11/15/2004	11/14/2009	5/15/2005	2,585.62	54	MENQSI
8535136001	DALAS	100000.00	96831.84	3/18/2005	4/1/2005	3/30/2010	5/1/2005	0.00	58	MENQSI
8535155001	DALAS	60842.75	58881.81	3/24/2005	4/1/2005	3/30/2010	5/1/2005	0.00	58	MENQSI
8535156001	DALAS	95550.00	92521.91	3/18/2005	4/1/2005	3/30/2010	5/1/2005	0.00	58	MENQSI
8535157001	DALAS	119823.47	115906.48	3/29/2005	4/1/2005	3/30/2010	5/1/2005	0.00	58	MENQSI
8535232001	DALAS	360335.35	326218.71	8/26/2004	9/1/2004	8/30/2011	6/1/2005	5,132.48	75	MEREG
8535350001	PHILLY	279850.00	259074.68	11/23/2004	12/1/2004	11/30/2009	5/1/2005	10,523.34	54	MENQSI
8535483001	PHILLY	292811.70	266413.21	11/22/2004	12/1/2004	11/30/2009	6/1/2005	5,808.24	54	MENQSI
8535484001	PHILLY	154859.20	140895.89	11/19/2004	12/1/2004	11/30/2009	6/1/2005	3,071.80	54	MENQSI
8535485001	PHILLY	132480.00	95595.13	1/17/2005	2/1/2005	2/28/2010	6/1/2005	2,002.69	57	MENQSI
8535489001	PHILLY	147090.00	137141.37	11/11/2004	11/15/2004	11/14/2009	4/15/2005	5,816.68	54	MENQSI
8535522001	PHILLY	886672.90	796704.10	10/14/2004	10/15/2004	10/14/2009	5/15/2005	17,640.59	53	MENQSI
8535524001	BALTMR	640282.14	590153.94	2/11/2005	2/15/2005	2/14/2008	5/15/2005	19,648.75	33	MENQSI
8535644001	DALAS	63645.00	58683.42	2/8/2005	2/15/2005	2/14/2008	5/15/2005	1,968.42	33	MENQSI
8535645001	DALAS	143441.12	117531.33	10/12/2004	10/15/2004	10/14/2007	5/15/2005	4,409.62	29	MENQSI
8535702001	DTROIT	1140000.00	587147.83	10/22/2004	11/1/2004	10/30/2005	6/1/2005	589,796.77	5	MEREG
8535964001	CINCIN	306134.80	268583.19	10/29/2004	11/1/2004	10/30/2009	6/1/2005	5,724.90	53	MEREG
8536217001	CINCIN	613902.87	578855.98	12/24/2004	1/24/2005	12/24/2009	5/24/2005	11,820.71	55	MEREG
8536237001	NORLNS	731843.35	640635.80	11/11/2004	12/11/2004	11/11/2007	5/11/2005	21,966.35	30	MENQSI
8536311001	CHICAG	234996.59	218579.38	12/29/2004	1/1/2005	12/30/2009	5/1/2005	0.00	55	MEREG
8536362001	CHICAG	110000.00	101885.58	12/29/2004	1/1/2005	12/30/2009	6/1/2005	2,312.17	55	MEREG
8536391001	CHRLOT	225680.18	173600.37	10/28/2004	11/1/2004	10/30/2007	5/1/2005	0.00	29	MEREG
8536838001	DTROIT	407087.85	376486.05	12/30/2004	1/1/2005	12/30/2009	6/1/2005	8,194.87	55	MENQSI
8537156001	BALTMR	112687.00	107876.56	2/8/2005	2/8/2005	2/7/2010	5/8/2005	2,277.52	57	MEREG
8537448001	CHICAG	79770.80	69296.24	12/21/2004	12/22/2004	12/21/2007	5/22/2005	2,418.37	31	MEREG
8537470001	CHRLOT	85600.00	66988.67	12/28/2004	1/1/2005	12/30/2007	6/1/2005	2,377.78	31	MEREG
8538228001	NEWYRK	572500.00	552805.83	2/18/2005	3/18/2005	2/18/2009	5/18/2005	13,629.68	45	MEREG
8591020001	HFSSFG	1077331.06	858600.41	10/15/2003	11/1/2003	1/30/2009	5/1/2005	0.00	44	MENQSI
8591052002	HFSSFG	634748.98	558072.49	3/19/2004	4/19/2004	3/19/2011	5/19/2005	19,453.12	70	MEREG

Exhibit 4.2(f)

SEPARATE IDENTITY PROVISIONS

     The Purchaser, GECS and the Sellers have and will continue (in each case, to the extent within its control) to maintain the Purchaser’s separate existence and identity and have and will continue to take all steps necessary to make it apparent to third parties that the Purchaser is an entity with assets and liabilities distinct from those of the Sellers or GECS or any other Subsidiary or Affiliate of any Seller or GECS. In addition to the foregoing, such steps and indicia of the Purchaser’s separate identity include the following:

     (a) The Purchaser does and will maintain its own stationery and other business forms separate from those of any other Person (including the Sellers and GECS), and will conduct business in its own name except that certain Persons may act on behalf of the Purchaser as agents;

     (b) The Purchaser maintains and will maintain separate office space of its own as part of its operations, although such space is in a building shared with GE Capital. The corporate records, the other books and records, and the other assets of the Purchaser are and will be segregated from the property of each of the Sellers and GECS, respectively;

     (c) The Sellers will issue consolidated financial statements, which financial statements will not show CEF Assets that have been sold by such Seller to the Purchaser as assets of such Seller and its consolidated subsidiaries. Each of the Sellers, GECS and the Purchaser will take certain actions to disclose publicly the Purchaser’s separate existence and the transactions contemplated hereby, including through the filing of the UCC Financing Statements. None of the Sellers, GECS or the Purchaser has concealed or will conceal from any interested party any transfers contemplated by the Related Documents;

     (d) The Purchaser will not have its own employees, and, as indicated, the Purchaser’s business relating to the CEF Assets may be conducted through the agents. However, any allocations of direct, indirect or overhead expenses for items shared between the Purchaser and GE Capital or GECS that are not included as part of the Servicing Fee are and will be made among such entities to the extent practical on the basis of actual use or value of services rendered and otherwise on a basis reasonably related to actual use or the value of services rendered;

     (e) Except as provided in paragraph (d) above regarding the allocation of certain shared overhead items, the Purchaser does and will pay its own operating expenses and liabilities from its own funds, except GECS did and will pay all expenses of the Purchaser incurred in connection with the transactions entered into pursuant to the Related Documents, including those related to the Purchaser’s organization;

     (f) Each of the Sellers, GECS and the Purchaser does and will maintain its assets and liabilities in such a manner that it is not costly or difficult to segregate, ascertain or otherwise identify the Purchaser’s individual assets and liabilities from those of the Sellers or GECS or from those of any other Person or entity, including any other subsidiary or affiliate of the Sellers or GECS. Except as set forth below, the Purchaser does and will maintain its own books of account and corporate records separate from each of the Sellers and GECS or any other

Loan Sale Agreement

Subsidiary or Affiliate of the Sellers and GECS. Monetary transactions, including those with each other, are and will continue to be properly reflected in their respective financial records. The Purchaser does not and will not commingle or pool its funds or other assets or liabilities with those of any Seller or GECS or any other Subsidiary or Affiliate of the Sellers or GECS except as specifically provided in the Related Documents with respect to the temporary commingling of Collections and with respect to, if applicable, any such Person’s retention, in their capacity as agent or Custodian for the Purchaser, of the books and records pertaining to the CEF Assets. However, any such agent or Custodian will not generally make the books and records relating to the CEF Assets available to any of creditors or other interested persons of the Purchaser, the Sellers or GECS. The Purchaser does not and will not maintain joint bank accounts or other depository accounts to which any Seller or GECS or any other Subsidiary or Affiliate of the Sellers or GECS (other than in their capacity as agent for the Purchaser, if applicable) has independent access;

     (g) The Purchaser will strictly observe corporate formalities, and the Sellers and GECS will strictly observe corporate formalities with respect to its dealings with the Purchaser. Specifically, no transfer of assets between any of the Sellers and GECS, on the one hand, and the Purchaser, on the other, will be made without adherence to corporate formalities;

     (h) The transactions among the Purchaser and the Sellers or GECS, including, in the case of GE Capital, the terms governing any servicer advances and the amount and payment of the servicing fee, are on terms and conditions that are consistent with those of arm’s-length relationships. None of the Sellers or GECS is or will be, or holds or will hold itself out to be, responsible for the debts of the Purchaser, except as provided in the representations made by the Sellers (including, if applicable, as a servicer or a sub-servicer) to the Purchaser relating to the CEF Assets and their prior ownership and servicing thereof. The Purchaser will not guaranty the debts of any Seller or GECS;

     (i) All distributions made by the Purchaser to GECS as its sole member shall be in accordance with applicable law;

     (j) Any other transactions between the Purchaser and any Seller or GECS permitted by (although not expressly provided for in) the Related Documents have been and will be fair and equitable to each of the parties, have been and will be the type of transaction that would be entered into by a prudent Person or entity, and have been and will be on terms that are at least as favorable as may be obtained from a third party Person; and

     (k) The Purchaser is not named, or has entered into any agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy covering the assets of any Seller or GECS.

* * * * * *

Loan Sale Agreement

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS AND INTERPRETATION

Section 1.1	Definitions	1

Section 1.2	Rules of Construction	1

ARTICLE II
SALES OF CEF ASSETS

Section 2.1	Sale of Loans	1

Section 2.2	Grant of Security Interest	2

Section 2.3	Sale Price	2

ARTICLE III
CONDITIONS PRECEDENT

Section 3.1	Conditions to Sale	3

ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 4.1	Representations and Warranties of the Sellers	4

Section 4.2	Affirmative Covenants of the Sellers	5

Section 4.3	Negative Covenants of the Sellers	7

ARTICLE V
INDEMNIFICATION

Section 5.1	Indemnification	7

ARTICLE VI
MISCELLANEOUS

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TABLE OF CONTENTS
(continued)

Page

Section 6.12	Confidentiality	13

Section 6.13	Further Assurances	13

Section 6.14	Accounting Changes	13

Schedule 4.1(b)	UCC Information
Schedule I	Schedule of GECC Loans
Schedule II	Schedule of GECT Loans
Exhibit 4.2(f)	Separate Indemnity Provisions
Annex A:	Definitions and Interpretaions

-ii-

FINAL VERSION

ANNEX A

to

LOAN SALE AGREEMENT

dated as of

June 16, 2005

Annex A to Loan Sale Agreement

DEFINITIONS AND INTERPRETATION

     SECTION 1. Definitions and Conventions. Capitalized terms used in the Sale Agreement shall have (unless otherwise provided elsewhere therein) the following respective meanings:

     “Accounting Changes” means, with respect to any Person, an adoption of GAAP different from such principles previously used for reporting purposes by such Person as defined in the Accounting Principles Board Opinion Number 20.

     “Administration Agreement” means the Administration Agreement, dated as of June 16, 2005, between the Administrator and the Issuer.

     “Administrator” means General Electric Capital Corporation, a Delaware corporation, in its capacity as Administrator under the Administration Agreement, or any other Person designated as a successor administrator.

     “Adverse Claim” means any claim of ownership or any Lien, other than any ownership interest or Lien created under the Sale Agreement or the Purchase and Sale Agreement, any Lien created under the Indenture or any Permitted Encumbrances.

     “Affiliate” means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by, or is under common control with such Person, or (c) each of such Person’s officers, directors, joint venturers and partners. For the purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

     “Annual Percentage Rate” or “APR” of a Loan means, the interest rate or annual rate of finance charges stated in or, if not explicitly stated, the implicit finance charge used by the Servicer to calculate periodic payments with respect to the related Loan.

     “Appendices” means, with respect to any Related Document, all exhibits, schedules, annexes and other attachments thereto, or expressly identified thereto.

     “Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. as amended from time to time.

     “Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Connecticut.

     “CEF Assets” is defined in Section 2.1(a) of the Sale Agreement.

     “CEF Cash Purchase Price” means, with respect to the sale of CEF Assets sold and transferred by any Seller on the Closing Date, the portion of the sale price therefor determined by

Annex A to Loan Sale Agreement

the applicable Seller and the Purchaser pursuant to Section 2.3(a) of the Sale Agreement to be paid in cash.

     “CEF Limited Liability Company Agreement” means the Second Amended and Restated Limited Liability Company Agreement of the Purchaser dated as of September 25, 2003, as the same may be amended and supplemented from time to time.

     “Class C Maturity Date” is defined in the Indenture.

     “Closing Date” means June 16, 2005.

     “Collection Period” means, with respect to any Payment Date, the calendar month preceding the month in which the Payment Date occurs (or, if for the first Payment Date, the period from and including the day after the Cut-off Date to and including the last day of the calendar month preceding the calendar month in which the first Payment Date occurs).

     “Collections” means, with respect to any Payment Date all payments made by or on behalf of the Obligors received during the related Collection Period, any Recoveries received during the related Collection Period, any proceeds from insurance policies covering the Equipment or related Obligor received during the related Collection Period, Liquidation Proceeds received during the related Collection Period, and payments made by a lessee pursuant to its obligation (if any) to pay the Termination Value pursuant to the related Loan received during the related Collection Period; provided, that “Collections” for the first Collection Period shall exclude interest accrued before June 1, 2005.

     “Consumer Contract” means a contract entered into by an Obligor in connection with a transaction in which the Obligor incurs the related indebtedness primarily for personal, family, or household purposes.

     “Credit and Collection Policies” or “Credit and Collection Policy” means the policies, practices and procedures adopted by the Issuer on the Closing Date for providing equipment loans secured by transportation equipment, industrial equipment, furniture and fixtures, construction equipment, maritime assets, technology and telecommunications equipment or other equipment (including medical and dental equipment and IT equipment), including the policies and procedures for determining the creditworthiness of Obligors and the extension of credit to Obligors, or relating to the maintenance of such types of loans and collections on such types of loans.

     “Cut-off Date” means, with respect to Loans secured by medical and dental Equipment, May 6, 2005, and with respect to all other Loans, May 7, 2005.

     “Dollars” or “$” means lawful currency of the United States of America.

     “Eligible Loan” means as to each CEF Asset as of the Closing Date:

     (i) Characteristics of CEF Assets. Each CEF Asset: (A) was either originated in the United States of America by GE Capital in connection with the financing or lease of Equipment in the ordinary course of GE Capital’s business or acquired by GE Capital in

2	Annex A to Loan Sale Agreement

the ordinary course of its business, and, in each case, was fully and properly executed by the parties thereto, (B) has created a valid, subsisting and enforceable first priority security interest (except to the extent the Equipment secures any loan that is cross-collateralized with such CEF Asset) in the Equipment in favor of GE Capital or GECT, as applicable, that, as of the Closing Date, has been assigned by GE Capital or GECT, as applicable, to Purchaser, and (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security.

     (ii) Schedule of CEF Assets. The information set forth on Schedule I and Schedule II of the Loan Sale Agreement is true and correct in all material respects as of the opening of business on the Cutoff Date and no selection procedures believed by the applicable Seller to be adverse to the interests of the Purchaser were utilized in selecting the CEF Assets. The computer tape regarding the CEF Assets made available to Purchaser and its assigns is true and correct in all respects.

     (iii) Compliance with Law. Each CEF Asset and the sale or lease of the related Equipment complied in all material respects at the time it was originated or made and at the execution of this Agreement with all requirements of applicable Federal, State and local laws and regulations thereunder.

     (iv) Binding Obligation. Each CEF Asset represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

     (v) No Government Obligor. None of the CEF Assets is due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

     (vi) Security Interest in the Equipment. Immediately prior to the sale, assignment and transfer thereof, each CEF Asset shall be secured by a validly perfected first priority security interest (as defined in Section 1-201(37) of the UCC) in the Equipment (except to the extent the Equipment secures any loan that is cross-collateralized with such CEF Asset) in favor of the applicable Seller as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first priority security interest in the Equipment in favor of such Seller as secured party.

     (vii) CEF Assets in Force. No CEF Asset has been satisfied, subordinated or rescinded, nor has any Equipment been released from the Lien granted by the related CEF Asset in whole or in part.

     (viii) No Amendment or Waiver. No provision of a CEF Asset has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Loan Files and no such amendment, waiver, alteration or modification causes such CEF Asset not to be an Eligible Loan.

     (ix) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened or exists with respect to any CEF Asset.

3	Annex A to Loan Sale Agreement

     (x) Lawful Assignment. No CEF Asset has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such CEF Asset or any CEF Asset under the Loan Sale Agreement would be unlawful.

     (xi) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give Purchaser a first priority perfected ownership interest in the CEF Asset have been made (except to the extent the Equipment secures any loan that is cross-collateralized with such CEF Asset).

     (xii) One Original. There is only one original executed copy of each CEF Asset.

     (xiii) Insurance. The Obligor on each CEF Asset is required to maintain physical damage insurance covering the Equipment in accordance with GE Capital’s normal requirements.

     (xiv) No Bankruptcies. No Obligor on any CEF Asset as of the Cutoff Date was noted in the related Loan File as being the subject of a bankruptcy proceeding.

     (xv) No Repossessions. None of the Equipment securing any CEF Asset is in repossession status.

     (xvi) Instrument or Chattel Paper. Each CEF Asset constitutes an “instrument” or “chattel paper” as defined in the UCC of each State the law of which governs the perfection of the interest granted in it and/or the priority of such perfected interest.

     (xvii) U.S. Obligors. None of the CEF Assets is denominated and payable in any currency other than United States Dollars or is due from any Person that does not have a mailing address in the United States of America.

     (xviii) No Delinquent Loan. None of the CEF Assets is more than 30 days past due.

     (xix) No Consumer Contract. None of the CEF Assets constitutes a Consumer Contract.

     (xx) Finance Lease. With respect to each CEF Asset that is in form a lease rather than a secured loan, the terms of such CEF Asset provides that it is non-cancelable and that, by the end of the lease term, the lessee may elect to purchase the related Equipment upon the exercise of a nominal purchase option that satisfies Section 1-201(37)(a)(iv) of the UCC.

     “Equipment” means any transportation equipment, industrial equipment, furniture and fixtures, construction equipment, maritime assets, technology and telecommunications equipment or other equipment (including medical and dental equipment and IT equipment), together with all accessions thereto securing an Obligor’s indebtedness under the respective Loan.

     “Event of Default” is defined in Section 5.1 of the Indenture.

4	Annex A to Loan Sale Agreement

     “Federal Reserve Board” means the Board of Governors of the Federal Reserve System.

     “GAAP” means generally accepted accounting principles in the United States of America as in effect on the Closing Date, modified by Accounting Changes as GAAP is further defined in Section 2(a) of this Annex A.

     “GE Capital” is defined in the preamble of the Sale Agreement.

     “GECS” means General Electric Capital Services, Inc., a Delaware corporation or any successors or assigns thereto.

     “GECT” is defined in the preamble of the Sale Agreement.

     “Governmental Authority” means any nation or government, any state, county, city, town, district, board, bureau, office, commission, any other municipality or other political subdivision thereof (including any educational facility, utility or other Person operated thereby), and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     “Indemnified Amounts” means, with respect to any Person, any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys’ fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal).

     “Indenture” means the Indenture, dated June 16, 2005, between the Issuer and the Indenture Trustee, as the same may be amended and supplemented from time to time.

     “Indenture Trustee” means JPMorgan Chase Bank, N.A., not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

     “Investment Company Act” means the provisions of the Investment Company Act of 1940, 15 U.S.C. §§ 80a et seq., and any regulations promulgated thereunder.

     “Issuer” means GE Commercial Equipment Financing LLC Series 2005-1, a Delaware limited liability company, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the Trust Indenture Act of 1939, each other obligor on the Notes.

     “Issuer Limited Liability Company Agreement” means the Limited Liability Company Agreement of the Issuer, dated as of June 16, 2005, among the Managing Member and the Issuer, as the same may be amended or supplemented from time to time.

     “Lien” means a security interest (as such term is defined in Section 1-201 of Article 1 of the UCC), lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics’ liens and any liens that attach to the related Loan by operation of law as a result of any act or omission by the related Obligor.

5	Annex A to Loan Sale Agreement

     “Liquidated Loan” means any Loan (i) liquidated through the sale or other disposition of all or a portion of the related Equipment, (ii) that has been charged off in accordance with the Credit and Collection Policy without realizing upon the Equipment or (iii) the due date of any Scheduled Payment of which has been extended, at any time after the Cut-off Date for an aggregate period of 12 or more calendar months.

     “Liquidation Proceeds” means, with respect to any Liquidated Loan, the amounts collected in respect thereof from whatever source (including the proceeds of insurance policies with respect to the related Equipment or Obligor) during the Collection Period in which it became a Liquidated Loan, net of the sum of any amounts expended in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Loan or any creditor of such Obligor to the extent required by applicable law or agreement.

     “Litigation” means, with respect to any Person, any action, claim, lawsuit, demand, investigation or proceeding pending or threatened against such Person before any court, board, commission, agency or instrumentality of any federal, state, local or foreign government or of any agency or subdivision thereof or before any arbitrator or panel of arbitrators.

     “Loan” means any Loan included in Schedules of Loans and any agreement (including any invoice) pursuant to, or under which, an Obligor shall be obligated to make payments with respect to any Loan.

     “Loan Files” is defined in Section 2.1 of the Sale Agreement.

     “Loan Value” is defined in the Purchase and Sale Agreement.

     “Managing Member” means CEF Equipment Holding, L.L.C., a Delaware limited liability company or any successor Managing Member under the Issuer Limited Liability Company Agreement.

     “Material Adverse Effect” means, with respect to any Person, a material adverse effect on (a) the business, assets, liabilities, operations, prospects or financial or other condition of such Person, (b) the ability of such Person to perform any of its obligations under the Related Documents in accordance with the terms thereof, (c) the validity or enforceability of any Related Document or the rights and remedies of such Person under any Related Document or (d) the Loans, as applicable, therefor, any interest related thereto or the ownership interests or Liens of such Person thereon or the priority of such interests or Liens.

     “Note Depository Agreement” means the agreement among the Issuer, the Indenture Trustee and The Depository Trust Company, as the initial clearing agency, dated as of the Closing Date.

     “Notes” means the notes issued under the Indenture.

     “Obligor” means, as to each Loan, any Person who owes payments under the Loan.

6	Annex A to Loan Sale Agreement

     “Payment Date” means, with respect to each Collection Period, the 20th day of the calendar month following the end of that Collection Period, or, if such day is not a Business Day, the next Business Day, commencing on July 20, 2005.

     “Permitted Encumbrances” means the following encumbrances: (a) Liens for taxes or assessments or other governmental charges not yet due and payable; (b) pledges or deposits securing obligations under workmen’s compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which a Seller or any Affiliate thereof is a party as lessee made in the ordinary course of business; (d) deposits securing statutory obligations of a Seller or any Affiliate thereof; (e) inchoate and unperfected workers’, mechanics’, suppliers’ or similar Liens arising in the ordinary course of business; (f) carriers’, warehousemen’s or other similar possessory Liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $100,000 at any one time; (g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which a Seller or any Affiliate thereof is a party; (h) any attachment or judgment Lien not constituting an Event of Default; (i) presently existing or hereinafter created Liens in favor of the Purchaser, the Issuer or the Indenture Trustee; and (j) presently existing or hereinafter created Liens on personal property or Equipment which are subordinate to or pari passu with the Liens in favor of the Purchaser, the Issuer or the Indenture Trustee.

     “Person” means any individual, sole proprietorship, partnership, joint venture, unincorporated organization, trust, association, corporation (including a business trust), limited liability company, institution, public benefit corporation, joint stock company, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     “Precomputed Loan” means any Loan under which the portion of a payment allocable to earned interest (which may be referred to in the related Loan as an add-on finance charge) and the portion allocable to principal are determined according to the sum of periodic balances, the sum of monthly payments or any equivalent method or are monthly actuarial loans.

     “Purchase Amount” means, as of the close of business on the last day of a Collection Period, an amount equal to the Loan Value of the applicable Loan, as of the first day of the immediately following Collection Period (or, with respect to any applicable Loan that is a Liquidated Loan, as of the day immediately prior to such Loan becoming a Liquidated Loan less any Liquidation Proceeds actually received by the Issuer) plus interest accrued and unpaid thereon as of such last day at a rate per annum equal to the APR for such Loan.

     “Purchase and Sale Agreement” means the Loan Purchase and Sale Agreement dated as of June 16, 2005, by and between the Transferor and the Issuer as the same may be amended from time to time.

     “Purchaser” is defined in the preamble to the Sale Agreement.

     “Purchaser Indemnified Person” is defined in Section 5.1 of the Sale Agreement.

     “Records” means all notes, leases, security agreements and other documents, books, records and other information (including computer programs, tapes, disks, data processing

7	Annex A to Loan Sale Agreement

software and related property and rights) prepared and maintained by any Seller, the Servicer, any Sub-Servicer or the Issuer with respect to the Loans and the Obligors thereunder, and the other CEF Assets.

     “Recoveries” means, with respect to any Liquidated Loan, monies collected in respect thereof, from whatever source (other than from the sale or other disposition of the Equipment), in any Collection Period after such Loan became a Liquidated Loan.

     “Redemption Date” is defined in the Indenture.

     “Related Documents” means the Sale Agreement, the Purchase and Sale Agreement, the Servicing Agreement, the Issuer Limited Liability Company Agreement, the CEF Limited Liability Company Agreement, the Administration Agreement, the Note Depository Agreement, the Swap Agreement, and all other agreements, instruments, and documents and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Person, or any employee of any Person, and delivered in connection with any of the foregoing. Any reference in the foregoing documents to a Related Document shall include all Appendices thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Related Document as the same may be in effect at any and all times such reference becomes operative.

     “Related Security” means with respect to any Loan: (a) any interest (including security interests), if any, in the related Equipment; (b) all guarantees, insurance or other agreements or arrangements of any kind from time to time supporting or securing payment of such Loan (including rights (if any) to receive proceeds on insurance policies covering the Obligors); and (c) all Records relating to such Loan.

     “Sale Agreement” means the Loan Sale Agreement, dated June 16, 2005, among GE Capital, GECT and the Purchaser, as the same may be amended or supplemented from time to time.

     “Scheduled Payment” on a Loan means that portion of the payment required to be made by the Obligor during any Collection Period sufficient to amortize the principal balance under (x) in the case of a Precomputed Loan, the actuarial method or (y) in the case of a Simple Interest Loan, the simple interest method, in each case, over the term of the Loan and to provide interest at the APR, provided that Termination Values shall also constitute Scheduled Payments.

     “Schedules of Loans” means the schedules of Loans attached as Schedule I and Schedule II to the Sale Agreement (which schedules may be in the form of microfiche).

     “Securities Act” means the provisions of the Securities Act of 1933, 15 U.S.C. Sections 77a et seq., and any regulations promulgated thereunder.

     “Securities Exchange Act” means the provisions of the Securities Exchange Act of 1934, 15 U.S.C. Sections 78a et seq., and any regulations promulgated thereunder.

8	Annex A to Loan Sale Agreement

     “Seller” means GE Capital and GECT, each in its capacity as a seller hereunder, their respective successors and assigns.

     “Servicer” means General Electric Capital Corporation in its capacity as Servicer under the Servicing Agreement, or any other Person designated as a Successor Servicer under such agreement.

     “Servicing Agreement” means the Servicing Agreement dated as of June 16, 2005, by and between the Issuer and the Servicer, as the same may be amended or supplemented from time to time.

     “Servicing Fee” is defined in the Servicing Agreement.

     “Simple Interest Loan” means any Loan under which the portion of a payment allocable to interest and the portion allocable to principal is determined by allocating a fixed level payment between principal and interest, such that such payment is allocated first to the accrued and unpaid interest at the Annual Percentage Rate for such Loan on the unpaid principal balance and the remainder of such payment is allocable to principal.

     “Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities (such as Litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.

     “Stock” means all shares, options, warrants, membership interests in a limited liability company, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act).

     “Stockholder” means, with respect to any Person, each holder of Stock of such Person.

     “Sub-Servicer” means any Person with whom the Servicer enters into a Sub-Servicing Agreement.

     “Sub-Servicing Agreement” means any written contract entered into between a Servicer and any Sub-Servicer pursuant to and in accordance with the Servicing Agreement.

9	Annex A to Loan Sale Agreement

     “Subsidiary” means, with respect to any Person, any corporation or other entity (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person or (b) that is directly or indirectly controlled by such Person within the meaning of control under Section 15 of the Securities Act.

     “Successor Servicer” is defined in Section 6.2 of the Servicing Agreement.

     “Swap Agreement” is defined in the Indenture.

     “Termination Value” means the “Termination Value” (if any) payable by lessee pursuant to the applicable Loan.

     “Transfer Date” is defined in the Indenture.

     “Transferor” means CEF Equipment Holding, L.L.C. a Delaware limited liability company, as seller under the Purchase and Sale Agreement.

     “UCC” means, with respect to any jurisdiction, the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in such jurisdiction.

     SECTION 2. Other Interpretive Matters. All terms defined directly or by incorporation in the Sale Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of the Sale Agreement (including in this Annex A) and all related certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in such Agreement, and accounting terms partly defined in such Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; and unless otherwise provided, references to any month, quarter or year refer to a fiscal month, quarter or year as determined in accordance with the GE Capital fiscal calendar; (b) terms defined in Article 9 of the UCC and not otherwise defined in such Agreement are used as defined in that Article; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words “hereof,” “herein” and “hereunder” and words of similar import refer to such Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such Agreement (or such certificate or document); (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to such Agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term “including” means “including without limitation”; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (h) references to any agreement refer to that agreement as from time to time amended, restated or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person’s successors and assigns; and (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

10	Annex A to Loan Sale Agreement